Filed Pursuant to Rule 497
Registration Statement No. 333-223350

PROSPECTUS SUPPLEMENT

(To Prospectus dated May 1, 2019)

$55,000,000

5.375% Notes due 2024

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We generally invest in securities that would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

We are offering $55.0 million in aggregate principal amount of 5.375% notes due 2024, which we refer to as the Notes. The Notes will mature on November 1, 2024. We will pay interest on the Notes on February 1, May 1, August 1 and November 1 of each year, beginning February 1, 2020. We may redeem the Notes in whole or in part at any time or from time to time on or after November 1, 2021, at the redemption price of 100% plus accrued and unpaid interest, as discussed under the section titled “Description of the Notes—Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The underwriters may also purchase up to an additional $8.3 million aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus, within 30 days of the date of this prospectus supplement solely to cover over-allotments, if any. If the underwriters exercise this over-allotment option in full, the total aggregate proceeds to us, before deducting expenses payable by us, will be $61.4 million.

The Notes will be our direct unsecured obligations and rank pari passu, which means equal in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by us, including, without limitation, our 5.875% notes due 2023 (the “2023 Notes”) and our 6.00% notes due 2024 (the “2024 Notes”), of which $50.0 million and $69.0 million, respectively, in aggregate principal was outstanding as of October 9, 2019. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our senior secured revolving credit facility with ING Capital LLC, or ING, as amended, or the Credit Facility, of which we had $62.5 million outstanding as of October 9, 2019. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries since the Notes are obligations exclusively of Fidus Investment Corporation and not of any of our subsidiaries. As of October 9, 2019, our subsidiaries had total indebtedness outstanding of $157.5 million. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. For further discussion, see the section titled “Description of the Notes” in this prospectus supplement.

The Notes will also rank pari passu with, or equal to, our general liabilities (total liabilities, less debt). In total, these general liabilities were $16.6 million as of June 30, 2019. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any of our indebtedness or obligations.

We intend to list the Notes on The Nasdaq Global Select Market, and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “FDUSG”. We have agreed to a covenant relating to the listing of the Notes, which is described under the headings “Specific Terms of the Notes and Offering—Other Covenants” and “Description of the Notes—Covenants” in this prospectus supplement. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes, and there can be no assurance that one will develop.

This prospectus supplement and the accompanying prospectus, including the information incorporated by reference herein and therein, contain important information about us that a prospective investor should know before investing in the Notes. We may also authorize one or more free writing prospectuses to be provided to you in connection with this offering. Please read this prospectus supplement and the accompanying prospectus, and the documents incorporated by reference herein or therein, and any free writing prospectus before investing in the Notes and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information is also available free of charge by contacting us at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, or by calling us at (847) 859-3940 or on our website at www.fdus.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in the Notes involves a high degree of risk, and should be considered highly speculative. See “Supplementary Risk Factors” beginning on page S-16 of this prospectus supplement, “Risk Factors” beginning on page 13 of the accompanying prospectus, and similar headings in any of our other filings with the SEC incorporated by reference herein to read about factors you should consider, including the risk of leverage, before investing in the Notes.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$25.00	$55,000,000
Underwriting discount (sales load and commissions)	$0.75	$1,650,000
Proceeds, before expenses, to us (1)	$24.25	$53,350,000

(1)	We estimate that we will incur approximately $400,000 in offering expenses in connection with this offering.

The underwriters may also purchase up to an additional $8.3 million total aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus, solely to cover over-allotments, if any, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $63.3 million, the total underwriting discount (sales load and commissions) paid by us will be $1.9 million, and total proceeds, before expenses, will be $61.4 million.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company, known as DTC, will be made on or about October 16, 2019.

Sole Bookrunner

Keefe, Bruyette & Woods

                            A Stifel Company

Co-Leads

BB&T Capital Markets	Janney Montgomery Scott	Ladenburg Thalmann	B. Riley FBR	Oppenheimer & Co.

Co-Manager

National Securities Corporation

The date of this prospectus supplement is October 10, 2019

Prospectus Supplement

Prospectus

S-i

ABOUT THE PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of the Notes we are offering hereby and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the securities that we may offer from time to time, some of which may not apply to the Notes offered by this prospectus supplement.

If information varies between this prospectus supplement and the accompanying prospectus, including the information contained in the documents incorporated by reference herein or therein, you should rely only on such information in this prospectus supplement, including the information contained in the documents incorporated by reference herein. The information contained in this prospectus supplement, including the information contained in the documents incorporated by reference herein, supersedes any inconsistent information included in the accompanying prospectus, including the information contained in the documents incorporated by reference therein. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN AND THEREIN, AND ANY FREE WRITING PROSPECTUS PREPARED BY, OR ON BEHALF OF, US THAT RELATES TO THIS OFFERING OF THE NOTES. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE NOTES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN AND THEREIN, AND ANY FREE WRITING PROSPECTUS PREPARED BY OR ON BEHALF OF US THAT RELATES TO THIS OFFERING OF NOTES IS ACCURATE ONLY AS OF ITS DATE, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS, ANY FREE WRITING PROSPECTUS OR ANY SALES OF THE NOTES. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in, or incorporated by reference in, this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus supplement and the accompanying prospectus, including the documents incorporated by reference herein or therein, and any free writing prospectus related to the offering of Notes carefully, including “Supplementary Risk Factors,” “Risk Factors,” “Available Information,” “Incorporation by Reference,” and “Use of Proceeds” and the financial statements contained elsewhere or incorporated by reference in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering.

Fidus Investment Corporation (“FIC”), a Maryland Corporation, operates as an externally managed BDC under the 1940 Act. FIC completed its initial public offering, or IPO, in June 2011. In addition, FIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of June 30, 2019, our shares were listed on the NASDAQ Global Select Market under the symbol “FDUS,” our 2023 Notes were listed on the NASDAQ Global Select Market under the symbol “FDUSL” and our 2024 Notes were listed on the NASDAQ Global Select Market under the symbol “FDUSZ.”

FIC may make investments directly or through its three wholly owned investment company subsidiaries, Fidus Mezzanine Capital, L.P. (“Fund I”), Fidus Mezzanine Capital II, L.P. (“Fund II”) and Fidus Mezzanine Capital III, L.P. (“Fund III”)(collectively Fund I, Fund II and Fund III are referred to as the “Funds”). Fidus Investment GP, LLC, the general partner of the Funds, is also a wholly owned subsidiary of FIC. The Funds are licensed by the U.S. Small Business Administration (the “SBA”) as small business investment companies (“SBICs”). The Funds utilize the proceeds of the issuance of SBA-guaranteed debentures to enhance returns to our stockholders. We believe that utilizing both FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we will continue to make investments through the Funds until the Funds reach their borrowing limit under the program. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

Unless otherwise noted in this prospectus supplement the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

As used in this prospectus supplement the term “our investment advisor” refers to Fidus Investment Advisors, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S.-based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $30.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $30.0 million per portfolio company.

As of June 30, 2019, we had debt and equity investments in 64 active portfolio companies and four portfolio companies that have sold their underlying operations with an aggregate fair value of $697.3 million. The weighted average yield on our debt investments as of June 30, 2019 was 12.4%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates for debt investments at cost as of June 30, 2019, including the accretion of original issue discount (“OID”) and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. Given limited sources of capital for lower middle-market companies, we see opportunities for attractive risk-adjusted returns. Furthermore, we believe that, with a large pool of uninvested private equity capital seeking debt capital to complete buy-out transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments in our target markets. See “The Company” in the accompanying prospectus for more information.

Business Strategy

We intend to accomplish our goal of becoming one of the premier providers of capital to and value-added partner of lower middle-market companies by:

•	Leveraging the experience of our investment advisor;

•	Capitalizing on our strong transaction sourcing network;

•	Serving as a value-added partner with customized financing solutions;

•	Employing rigorous due diligence and underwriting processes focused on capital preservation;

•	Actively managing our portfolio; and

•	Benefiting from lower cost of capital through our SBIC subsidiaries.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve-month EBITDA of $5.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of Fidus as defined in Section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with us, see “Certain Relationships and Related Transactions—Investment Advisory Agreement” in the accompanying prospectus.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements—Investment Advisory Agreement” and “Certain Relationships and Related Transactions—Conflicts of Interest” in the accompanying prospectus.

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

With respect to the administrative agreement with our investment advisor, our board of directors reviews the methodology employed in determining how expenses are allocated to us. Our board of directors assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any third-party service provider would be capable of providing all such services at comparable cost and quality.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Operating and Regulatory Structure

Our investment activities are managed by our investment advisor and supervised by our board of directors, a majority of whom are not interested persons of us, our investment advisor or its affiliates.

As a BDC, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operations as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth” and “Risk Factors—Risks Relating to Our Business and Structure—Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us” in the accompanying prospectus.

We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. In order to maintain our tax treatment as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our securities involves other risks, including the following:

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our use of leverage;

•	legislation that took effect in 2018 will allow us to incur additional leverage;

•	the availability of additional capital on attractive terms or at all;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interests with our investment advisor;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly owned SBIC subsidiaries;

•	changes in interest rates;

•	the impact of a protracted decline in liquidity of credit markets on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	dilution risks related to our ability to issue shares below our current net asset value;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria;

•	our ability to invest in qualifying assets;

•

the Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities;

•	the Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries, including the Funds;

•	the indenture under which the Notes will be issued contains limited protection for holders of the Notes;

•

there is no existing trading market for the Notes and, even if The Nasdaq Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes;

•	our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes;

•	recent tax reform could have a negative effect on holders of the Notes or us;

•

a downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly; and

•	we may choose to redeem the Notes when prevailing interest rates are relatively low.

See “Supplementary Risk Factors” beginning on page S-16 of this prospectus supplement, “Risk Factors” beginning on page 12 of the accompanying prospectus and similar headings in the documents that are incorporated by reference into this prospectus supplement and the accompanying prospectus for additional factors you should carefully consider before deciding to invest in the Notes.

Recent Developments

On July 19, 2019, we exited our debt investment in Pinnergy, Ltd. We received payment in full of $4.0 million on our second lien debt.

On July 29, 2019, our board of directors declared a regular quarterly dividend of $0.39 per share payable on September 20, 2019 to stockholders of record as of September 6, 2019.

On July 31, 2019, we invested $21.5 million in a new subordinated debt investment in Allied 100 Group, Inc., an existing portfolio company.

On August 9, 2019, we invested $10.8 million in first lien debt and common equity of Bandon Fitness (Texas), Inc., the largest franchisee of Anytime Fitness gyms in the United States with club locations across 11 states.

On August 19, 2019, we exited our debt investment in NGT Acquisition Holdings, LLC (dba Techniks Industries). We received payment in full of $5.3 million on our subordinated debt.

On August 26, 2019, we exited our royalty rights investment in inthinc Technology Solutions, Inc. and recognized a loss of $0.2 million.

On August 29, 2019, we repaid $21.3 million of SBA debentures with a weighted average interest rate of 2.848% which would have matured on dates ranging from September 1, 2022 to March 1, 2025.

On August 30, 2019, we invested an incremental $2.8 million in our second lien debt and common equity investments in US GreenFiber, LLC, an existing portfolio company. Concurrently, the equity ownership of the portfolio company was restructured which resulted in our ownership of the portfolio company’s outstanding voting securities increasing to more than 25%. Accordingly, our investments in US GreenFiber, LLC became control investments, as defined in the 1940 Act.

On September 4, 2019, we exited our equity investment in The Wolf Organization, LLC. We sold our common equity investment for a realized gain of approximately $3.9 million.

On September 9, 2019, we sold our common equity investments in Vanguard Dealer Services, L.L.C. for a realized gain of approximately $3.7 million.

On September 24, 2019, we exited our equity investments in New Era Technology, Inc. We sold our common and preferred equity investments for a realized gain of approximately $3.1 million.

On October 1, 2019, we exited our debt and equity investments in Simplex Manufacturing Co. We received payment in full of $4.1 million on our subordinated debt investment. We sold our warrant investment for a realized gain of approximately $2.9 million.

After June 30, 2019, we borrowed a net total of $33.0 million under our Credit Facility, which brought the total amount of indebtedness outstanding under our Credit Facility to $62.5 million as of October 9, 2019. We intend to use the net proceeds from this offering to repay a portion of such indebtedness, and after giving effect to this offering and such repayment (and assuming no exercise of the over-allotment option), we expect to have $9.6 million of indebtedness outstanding under our Credit Facility.

Preliminary Estimate of Third Quarter 2019 Results

Set forth below are certain preliminary estimates of our financial condition and results of operations for the three months ended September 30, 2019. These estimates are subject to the completion of financial closing procedures and are not a comprehensive statement of our financial results for the three months ended September 30, 2019. We advise you that this information is inherently uncertain. Our actual results may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments that arise between now and the time that our financial results for the three months ended September 30, 2019 are finalized.

The preliminary financial estimates provided in this prospectus supplement have been prepared by, and are the responsibility of, management. Neither RSM US LLP, our independent registered public accounting firm, nor any other independent accountants has audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

As of the date of this prospectus supplement, we estimate that the range of our net investment income per share was between $0.29 and $0.31 for the three months ended September 30, 2019.

As of the date of this prospectus supplement, we estimate that the range of our adjusted net investment income(1) per share was between $0.34 and $0.36 for the three months ended September 30, 2019.

As of the date of this prospectus supplement, we estimate that the range of our net asset value per share was between $16.45 and $16.49 as of September 30, 2019.

	(Per share) Three months ended September 30, 2019 (unaudited)
	Low Estimate	High Estimate
Net investment income	$0.29	$0.31
Capital gains incentive fee expense (reversal)	0.05	0.05

Adjusted net investment income (1)	$0.34	$0.36

(1)

On a supplemental basis, we provide information relating to adjusted net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income. Adjusted net investment income represents net investment income excluding any capital gains incentive fee expense or (reversal) attributable to realized and unrealized gains and losses. The Investment Advisory Agreement provides that a capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized losses for such year, less the aggregate amount of any capital gains incentive fees paid in all prior years. In addition, we accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. As such, we believe that adjusted net investment income is a useful indicator of operations exclusive of any capital gains incentive fee expense or (reversal) attributable to realized and unrealized gains and losses. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The table above provides a reconciliation of our estimates for net investment income to adjusted net investment income for the three months ended September 30, 2019.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section of the prospectus supplement together with the section titled “Description of the Notes” beginning on page S-26 of this prospectus supplement and the more general description of the Notes in the section titled “Description of Our Debt Securities” beginning on page 127 of the accompanying prospectus before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	Fidus Investment Corporation

Title of the securities	5.375% Notes due 2024

Initial aggregate principal amount being offered	$55,000,000

Over-Allotment Option	The underwriters may also purchase from us up to an additional $8.3 million aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus within 30 days of the date of this prospectus supplement solely to cover over-allotments, if any.

Initial public offering price	$25.00 per Note (100% of the aggregate principal amount)

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as we may designate.

Type of note	Fixed rate note

Listing	We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “FDUSG”. We have agreed to a covenant relating to the listing of the Notes, which is described under the headings “Specific Terms of the Notes and the Offering—Other Covenants” and “Description of the Notes—Covenants” in this prospectus supplement.

Interest rate	5.375% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	October 16, 2019

Stated maturity date	November 1, 2024

Date interest starts accruing	October 16, 2019

Interest payment dates	Every February 1, May 1, August 1 and November 1, commencing February 1, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including October 16, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Every January 15, April 15, July 15 and October 15, commencing January 15, 2020.

Specified currency	U.S. Dollars

Place of payment	The City of New York and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of notes	The Notes will be our direct unsecured obligations and will rank:

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pari passu with our other outstanding and future unsecured unsubordinated indebtedness, including our 2023 Notes and 2024 Notes, of which $50.0 million and $69.0 million, respectively, in aggregate principal amount was outstanding as of October 9, 2019;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

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effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Credit Facility, of which $62.5 million was outstanding as of October 9, 2019; and

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structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including the Funds, which subsidiaries, as of October 9, 2019, had total indebtedness outstanding of $157.5 million.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after November 1, 2021 upon not less than 30 days nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance	The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes. See “Description of the Notes—Defeasance” in this prospectus supplement.

Covenant defeasance	The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment. See “Description of the Notes—Defeasance” in this prospectus supplement.

Form of notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, paying agent, and security registrar	U.S. Bank National Association

Other covenants	In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants will apply to the Notes:

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We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to the exemptive relief granted to us by the SEC with respect to the consolidation of debt of the Funds. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% on and after April 29, 2020) after such borrowings. See “Supplementary Risk Factors—Risks Relating to Our Business and Structure—Legislation that took effect in 2018 will allow us to incur additional leverage” in this prospectus supplement.

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We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage were below 200% (or 150% on and after April 29, 2020) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B)

as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will permit us to continue paying dividends or distributions and will not be triggered unless and until such time as our asset coverage (as defined in the 1940 Act, except to the extent modified by this covenant) has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. For the purposes of determining “asset coverage” as used above, any and all indebtedness of the Company, including any outstanding borrowings under the Credit Facility and any successor or additional credit facility, shall be deemed a senior security of us. See “Supplementary Risk Factors—Risks Relating to Our Business and Structure—Legislation that took effect in 2018 will allow us to incur additional leverage” in this prospectus supplement.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable Generally Accepted Accounting Principles in the United States of America, or U.S. GAAP.

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We agree that for the period of time during which the Notes are outstanding, we will use our reasonable best efforts (i) to effect within thirty (30) days of issuance and delivery of the Notes the listing of the Notes on the Nasdaq Stock Market LLC and (ii) to maintain the listing of the Notes on the Nasdaq Stock Market LLC or another national securities exchange.

Events of default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

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We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

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On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to the exemptive relief granted to us by the SEC with respect to the consolidation of debt of the Funds.

Further issuances	We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Use of proceeds	We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $53.0 million (or approximately $61.0 million if the underwriters exercise their over-allotment option in full) based on a public offering price of $25 per Note, after deducting the underwriting discount of $1.7 million (or approximately $1.9 million if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $400,000 payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, we may re-borrow under our Credit Facility and use such borrowings to invest in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. As of October 9, 2019, we had $62.5 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on April 24, 2023, and borrowings under the Credit Facility currently bear interest at our election, at a rate per annum equal to (a) 3.00% (or 2.75% if certain conditions are satisfied, including if (x) no equity interests are included in the borrowing base, (y) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans is greater than or equal to 35%, and (z) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans, performing last out loans, or performing second lien loans is greater than or equal to 60%) plus the one, two, three or six month LIBOR rate, as applicable, or (b) 2.00% (or 1.75% if the above conditions are satisfied) plus the highest of (A) a prime rate, (B) the

Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero.

Governing law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Global clearance and settlement procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SUPPLEMENTARY RISK FACTORS

Investing in the Notes involves a high degree of risk. Before you invest in the Notes, you should be aware of various significant risks, including those described below and those described under similar headings in documents we incorporate by reference in this prospectus supplement or the accompanying prospectus. You should carefully consider these risks, together with all of the other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, and in any free writing prospectus we have authorized for use in connection with this offering, before you decide whether to make an investment in the Notes. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Notes will be effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement (including our Credit Facility) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our secured indebtedness or secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of October 9, 2019, we had $62.5 million in outstanding indebtedness under our Credit Facility. The indebtedness under the Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of Fidus Investment Corporation, and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes, and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of our existing or future subsidiaries, including the Funds. As of October 9, 2019, our subsidiaries had total indebtedness outstanding of $157.5 million. Certain of these entities currently serve as guarantors under our Credit Facility, and in the future our subsidiaries may incur substantial additional indebtedness, all of which is and would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to the exemptive relief granted to us by the SEC with respect to the consolidation of debt of the Funds. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% on or after April 29, 2020) after such borrowings. See “—Legislation that took effect in 2018 will allow us to incur additional leverage” below;

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pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, except that we have agreed that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the following two exceptions: (A) we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code; and (B) this restriction will permit us to continue paying dividends or distributions and will not be triggered unless and until such time as our asset coverage (as defined in the 1940 Act, except to the extent modified by this covenant) has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage were below 200% (or 150% on or after April 29, 2020) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase. For the purposes of determining “asset coverage” as used above, any and all indebtedness of the Company, including any outstanding borrowings under the Credit Facility and any successor or additional credit facility, shall be deemed a senior security of us. See “—Legislation that took effect in 2018 will allow us to incur additional leverage” below;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture (as defined in “Description of the Notes”) will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under “Description of the Notes—Events of Default” and “Description of the Notes—Covenants” elsewhere in this prospectus supplement.

Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes), and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, trading levels, and prices of the Notes.

There is no existing trading market for the Notes and, even if The Nasdaq Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the symbol “FDUSG”. However, there is no assurance that the Notes will be approved for listing on The Nasdaq Global Select Market.

Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on The Nasdaq Global Select Market, that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of October 9, 2019, we had approximately $62.5 million of indebtedness outstanding under the Credit Facility and $50.0 million and $69.0 million in aggregate principal of our 2023 Notes and 2024 Notes outstanding, respectively. Any default under the agreements governing our indebtedness, including a default under our Credit Facility, the indenture governing our 2023 Notes, the indenture governing our 2024 Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by lenders or the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, as applicable, in the instruments governing our indebtedness (including the Credit Facility, the Notes, the 2023 Notes and the 2024 Notes), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest; the lenders under the Credit Facility or other revolving credit facility we may incur in the future could elect to terminate their commitment, cease making further loans and institute foreclosure proceedings against our assets; and we could be forced into bankruptcy or liquidation.

Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes, our other debt, and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the lenders under the Credit Facility, the holders of our 2023 Notes, the holders of our 2024 Notes or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility, the 2023 Notes, the 2024 Notes or any of our other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default under the Credit Facility, the 2023 Notes, 2024 Notes, and the other debt, as applicable, the lenders or holders could exercise rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt, including the Credit Facility. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if we have a default under the terms of the Notes, the obligations under the Credit Facility or any future credit facility may be accelerated and we may be unable to repay or finance the amounts due.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after November 1, 2021, we may choose to redeem the Notes from time to time, especially if prevailing interest rates are lower than the rate borne by the Notes. Before redeeming any Notes, we would have to comply with certain requirements under our Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders. If prevailing rates are lower at the time of redemption, and we redeem the Notes, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Risks Relating to Our Business and Structure

Legislation that took effect in 2018 will allow us to incur additional leverage.

The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, the Small Business Credit Availability Act, which was signed into law on March 23, 2018, has modified the 1940 Act to allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to reduce the asset coverage ratio applicable to us to 150%, and thereby increase our leverage capacity, if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to reduce the asset coverage ratio applicable to us on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve the reduction in the asset coverage ratio applicable to us to 150%, in which case the approval would become effective after one year.

On April 29, 2019, our board of directors, including a majority of the non-interested directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the legislation. As a result, the asset coverage ratio applicable to us will be changed from 200% to 150%, effective April 29, 2020. At that time, we would be permitted under the 1940 Act to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150%, but we would still have to comply with any then-existing provisions of our Credit Facility that limit our ability to incur such additional leverage. Our Credit Facility, for example, currently requires a minimum asset coverage ratio of 2.00 to 1 at all times. At present time, we do not intend to seek stockholder approval to reduce our asset coverage requirement.

If we were to incur such increased leverage, the risks associated with an investment in us may increase. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. Increasing our leverage, for example, makes our net asset value more sensitive to decreases and increases in our total assets and subject to greater variation. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause our net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus, including the documents incorporated by reference herein and therein, and any free writing prospectus relating to this offering of Notes may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus, and in any free writing prospectus relating to this offering of Notes involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the size and use of proceeds of this offering;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC and a RIC and each of the Funds’ respective ability to operate as a SBIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of value in of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in portfolio companies with foreign operations; and

•

the risks, uncertainties and other factors we identify in “Supplementary Risk Factors” beginning on page S-16 of this prospectus supplement, “Risk Factors” beginning on page 12 of the accompanying prospectus and in similar headings in our other filings with the SEC, including the documents we incorporate in this prospectus supplement, the accompanying prospectus, and in any free writing prospectus relating to this offering.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the sections entitled “Supplemental Risk Factors” and elsewhere in this prospectus supplement, “Risk Factors” in the accompanying prospectus and similar headings in documents we incorporate by reference in this prospectus supplement, the accompanying prospectus or in any free writing prospectus relating to this offering. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. The forward-looking statements and projections contained in this prospectus supplement, the accompanying prospectus and in any free writing prospectus relating to this offering are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $53.0 million (or approximately $61.0 million if the underwriters exercise their over-allotment option in full) based on a public offering price of $25 per Note, after deducting the underwriting discount of $1.7 million (or approximately $1.9 million if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $400,000 payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, we may re-borrow under our Credit Facility and use such borrowings to invest in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. As of October 9, 2019, we had $62.5 million of indebtedness outstanding under our Credit Facility, which is subject to customary covenants and obligations. After giving effect to this offering and the use of the net proceeds therefrom to repay outstanding indebtedness under the Credit Facility (and assuming no exercise of the over-allotment option), we will have under our Credit Facility $9.6 million of indebtedness outstanding and $90.4 million available to be drawn. Our Credit Facility matures on April 24, 2023, and borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (a) 3.00% (or 2.75% if certain conditions are satisfied, including if (x) no equity interests are included in the borrowing base, (y) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans is greater than or equal to 35%, and (z) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans, performing last out loans, or performing second lien loans is greater than or equal to 60%) plus the one, two, three or six month LIBOR rate, as applicable, or (b) 2.00% (or 1.75% if the above conditions are satisfied) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 incorporated by reference herein for additional information.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2019:

•	on an actual basis as of June 30, 2019; and

•

on an as adjusted basis for the sale of $55.0 million aggregate principal amount of the Notes offered by this prospectus supplement and the accompanying prospectus (assuming no exercise of the over-allotment option) based on a public offering price of $25 per Note, after deducting the underwriting discounts and commissions of $1.7 million payable by us and estimated offering expenses of approximately $400,000 payable by us, and to reflect additional borrowings of $33.0 million under the Company’s Credit Facility subsequent to June 30, 2019 and total borrowings outstanding of $62.5 million as of October 9, 2019 and the use of proceeds from this offering to repay $53.0 million of such outstanding indebtedness under the Credit Facility.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2019
	Actual (Unaudited)	As Adjusted (Unaudited)
	(Dollars in thousands, except per share data)
ASSETS
Cash and cash equivalents	$21,885	$54,885
Investments, at fair value	697,272	697,272
Other assets	6,714	6,714

Total assets	$725,871	$758,871

LIABILITIES
SBA debentures, net of deferred financing costs	$167,232	$167,232
2023 Notes, net of deferred financing costs	48,603	48,603
2024 Notes, net of deferred financing costs	66,711	66,711
Credit Facility, net of deferred financing costs (1)	28,232	8,282
Notes offered hereby, net of deferred financing costs	—	52,950
Other liabilities	16,615	16,615

Total liabilities	327,393	360,393

NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 24,463,119 shares issued and outstanding)	24	24
Additional paid-in capital	366,278	366,278
Total distributable earnings	32,176	32,176

Total net assets	398,478	398,478

Total liabilities and net assets	$725,871	$758,871

Net asset value per common share	$16.29	$16.29

(1)

After June 30, 2019, we borrowed a total of $33.0 million under our Credit Facility, which brought the total amount of indebtedness outstanding under our Credit Facility to $62.5 million as of October 9, 2019. We intend to use the net proceeds from this offering to repay a portion of such indebtedness, and after giving effect to this offering and such repayment (and assuming no exercise of the over-allotment option), we expect to have $9.6 million of indebtedness outstanding under our Credit Facility.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the years and interim periods indicated in the table, unless otherwise noted.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)(5)	Involuntary Liquidation Preference per Unit (3)		Average Market Value per Unit (4)
	(Table Dollars in Thousands Unless Otherwise Indicated; Footnotes to Table Dollars in Whole Dollars)
SBA debentures
2009	$79,450	$1,610	$	*	N/A
2010	93,500	1,556		*	N/A
2011	104,000	2,351		*	N/A
2012	144,500	—		*	N/A
2013	144,500	—		*	N/A
2014	173,500	—		*	N/A
2015	213,500	—		*	N/A
2016	224,000	—		*	N/A
2017	231,300	—		*	N/A
2018	191,000	—		*	N/A
2019 (as of June 30, 2019, unaudited)	171,250	—		*	N/A

Credit Facility
2009	$—	$—	$	*	N/A
2010	—	—		*	N/A
2011	—	—		*	N/A
2012	—	—		*	N/A
2013	—	—		*	N/A
2014	10,000	42,676		*	N/A
2015	15,500	30,733		*	N/A
2016	—	—		*	N/A
2017	11,500	55,311		*	N/A
2018	36,500	18,643		*	N/A
2019 (as of June 30, 2019, unaudited)	29,500	24,347		*	N/A

2023 Notes
2018	$50,000	$13,610	$	*	$25.74
2019 (as of June 30, 2019, unaudited)	50,000	14,365		*	25.68

2024 Notes
2019 (as of June 30, 2019, unaudited)	$69,000	$10,409	$	*	$25.52

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “*” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)

Not applicable to SBA debentures and Credit Facility because these senior securities are not registered for public trading. The average market value per unit for the 2023 Notes and 2024 Notes is based on the average of the closing market price as of each quarter end during the fiscal year and the prior year end, as applicable. The 2023 Notes and 2024 Notes were issued in increments of $25 per unit. This column is expressed in actual, unrounded dollars.

(5)

For purposes of this presentation, our SBA-guaranteed debentures have been included in calculating the asset coverage ratio per unit under the headers “Credit Facility,” “2023 Notes,” and “2024 Notes.” However, for purposes of compliance with the asset coverage ratio requirement under the 1940 Act, and as reflected by the “—” under the header “SBA debentures,” we are permitted (i) to exclude our SBA-guaranteed debentures with respect to Fund I from the asset coverage calculation with respect to Fund I as of and after December 31, 2012 pursuant to the exemptive relief granted by the SEC in March 2012 that permits us to exclude such debentures from the definition of senior securities in the asset coverage ratio we are required to maintain under the 1940 Act and (ii) to exclude our SBA-guaranteed debentures with respect to Fund II from the asset coverage calculation as of and after December 31, 2014 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the asset coverage ratio we are required to maintain under the 1940 Act.

DESCRIPTION OF THE NOTES

The Notes will be issued under a base indenture dated as of February 2, 2018 and a third supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture and the third supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the Notes.

This section includes a summary description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and the third supplemental indenture will be attached as an exhibit to a Current Report on Form 8-K, which has been incorporated by reference into this prospectus supplement, in each case, as filed with the SEC. See “Available Information” in this prospectus supplement for information on how to obtain a copy of the indenture.

General

The Notes will mature on November 1, 2024. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 5.375% per year and will be paid every February 1, May 1, August 1 and November 1, beginning on February 1, 2020, and the regular record dates for interest payments will be every January 15, April 15, July 15 and October 15, commencing January 15, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including October 16, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “—Covenants” and “—Events of Default.” Other than as described under “—Covenants” below, the indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “—Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.

Covenants

In addition to any other covenants described in this prospectus supplement and the accompanying prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to the exemptive relief granted to us by the SEC with respect to the consolidation of debt of the Funds. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% on and after April 29, 2020) after such borrowings. See “Supplementary Risk Factors—Risks Relating to Our Business and Structure—Legislation that took effect in 2018 will allow us to incur additional leverage” in this prospectus supplement.

•

We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage were below 200% (or 150% if we satisfy certain requirements in the future) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will permit us to continue paying dividends or distributions and will not be triggered unless and until such time as our asset coverage (as defined in the 1940 Act, except to the extent modified by this covenant) has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. For the purposes of determining “asset coverage” as used above, any and all indebtedness of the Company, including any outstanding borrowings under the Credit Facility and any successor or additional credit facility, will be deemed a senior security of us. See “Supplementary Risk Factors—Risks Relating to Our Business and Structure—Legislation that took effect in 2018 will allow us to incur additional leverage” in this prospectus supplement.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

•

We agree that for the period of time during which the Notes are outstanding, we will use our reasonable best efforts (i) to effect within thirty (30) days of issuance and delivery of the Notes the listing of the Notes on the Nasdaq Stock Market LLC and (ii) to maintain the listing of the Notes on the Nasdaq Stock Market LLC or another national securities exchange.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after November 1, 2021, upon not less than 30 days nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee or, with respect to global securities, The Depository Trust Company, New York, New York, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “—Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Conversion and Exchange

The Notes are not convertible into or exchangeable for other securities.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Book-Entry Procedures” below.

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•

On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to the exemptive relief granted to us by the SEC with respect to the consolidation of debt of the Funds.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	You must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

The holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•

the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•

reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance” below.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Satisfaction and Discharge

The indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either

•	all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts in the currency payable for the Notes as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•

we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

Indenture Provisions—Ranking

The Notes will be our direct unsecured obligations and will rank:

•

pari passu with our existing and future unsubordinated unsecured indebtedness, including our 2023 Notes and 2024 Notes, of which $50.0 million and $69.0 million in aggregate principal amount, respectively, was outstanding as of October 9, 2019;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; and

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Credit Facility, of which $62.5 million was outstanding as of October 9, 2019; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including the Funds, which subsidiaries, as of October 9, 2019, had total indebtedness outstanding of $157.5 million.

The Trustee under the Indenture

U.S Bank National Association serves as the trustee, paying agent, and security registrar under the indenture. Separately, our securities are held by U.S. Bank National Association pursuant to a custody agreement.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by

Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax and, in the case of non-U.S. holders (as defined below), estate tax consequences applicable to an investment in the Notes. This summary does not purport to be a complete description of the U.S. federal income and estate tax considerations applicable to such an investment. The summary is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. We cannot assure you that the U.S. Internal Revenue Service, or the IRS, will not challenge one or more of the tax consequences described in this summary, and we have not obtained, nor do we intend to obtain, any ruling from the IRS or opinion of counsel with respect to the tax consequences of an investment in the Notes. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction,” “conversion transaction,” “wash sale” or other integrated transaction for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, persons required to accelerate the recognition of gross income with respect to the Notes as a result of such income being recognized on an applicable financial statement, or U.S. holders (as defined below) whose functional currency (as defined in the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for cash at a price equal to their issue price ( i . e ., the first price at which a substantial amount of the Notes is sold for money to investors (other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placements agents or wholesalers)). It also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. In addition, this summary also does not address any U.S. state or local or non-U.S. tax consequences, or any U.S. federal tax consequences other than income and estate taxation. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a “United States person” (within the meaning of the Code); or

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.

Additional Tax on Net Investment Income

An additional tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of certain U.S. holders that are estates and trusts) received by certain U.S. holders with adjusted gross income above certain threshold amounts. “Net investment income” generally includes interest payments on, and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Backup Withholding and Information Reporting

In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

Interest on the Notes

Subject to the discussions of backup withholding and Foreign Account Tax Compliance Act, or FATCA, withholding below, payments to a non-U.S. holder of interest on the Notes generally will not be subject to U.S. federal income tax and will be exempt from withholding of U.S. federal income tax under the “portfolio interest” exemption if such non-U.S. holder properly certifies as to such non-U.S. holder’s foreign status, as described below, and:

•	such non-U.S. holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	such non-U.S. holder is not a “controlled foreign corporation” that is related to us (actually or constructively);

•

such non-U.S. holder is not a bank whose receipt of interest on the Notes is in connection with an extension of credit made pursuant to a loan agreement entered into in the ordinary course of such non-U.S. holder’s trade or business; and

•

interest on the Notes is not effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business (or, in the case of an applicable income tax treaty, such interest is not attributable to a permanent establishment maintained by such non-U.S. holder in the United States).

The portfolio interest exemption generally applies only if a non-U.S. holder also appropriately certifies as to such non-U.S. holder’s foreign status. A non-U.S. holder can generally meet the certification requirement by providing a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) to the applicable withholding agent. If a non-U.S. holder holds the Notes through a financial institution or other agent acting on such non-U.S. holder’s behalf, such non-U.S. holder may be required to provide appropriate certifications to the agent. Such non-U.S. holder’s agent will then generally be required to provide appropriate certifications to the applicable withholding agent, either directly or through other intermediaries.

If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to such non-U.S. holder will be subject to U.S. federal withholding tax at a 30% rate, unless (i) such non-U.S. holder provides the applicable withholding agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) claiming an exemption from (or a reduction of) withholding under the benefits of an income tax treaty, or (ii) the payments of such interest are effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States and such non-U.S. holder meets the certification requirements described below. See “—Income or Gain Effectively Connected with a U.S. Trade or Business” below.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Subject to the discussions of backup withholding and FATCA withholding below, a non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the sale, redemption, exchange, retirement, or other taxable disposition of a Note unless:

•

the gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•	such non-U.S. holder is a non-resident alien individual who has been present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are met.

If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder generally will be subject to U.S. federal income tax in the manner described under “—Income or Gain Effectively Connected with a U.S. Trade or Business” below. A non-U.S. holder described in the second bullet point above will be subject to a flat 30% (or lower applicable income tax treaty rate) U.S. federal income tax on the gain derived from the sale, redemption, exchange, retirement, or other taxable disposition, which may be offset by certain U.S. source capital losses. To the extent that any portion of the amount realized on a sale, redemption, exchange, retirement or other taxable disposition of a Note is attributable to accrued but unpaid interest on the Note, this amount generally will be taxed in the same manner as described above in “—Interest on the Notes.”

Income or Gain Effectively Connected with a U.S. Trade or Business

If any interest on the Notes or gain from the sale, redemption, exchange, retirement, or other taxable disposition of the Notes is effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such interest or gain is attributable), then the interest income or gain will be subject to U.S. federal income tax at regular graduated income tax rates generally in the same manner as if such non-U.S. holder were a U.S. holder (but without regard to the additional tax on net investment income described above). Effectively connected interest income will not be subject to U.S. federal withholding tax if a non-U.S. holder satisfies certain certification requirements by providing to the applicable withholding agent a properly executed IRS Form W-8ECI (or successor form). In addition, if a non-U.S. holder is a corporation, that portion of such non-U.S. holder’s earnings and profits that are effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business may also be subject to a “branch profits tax” at a 30% rate, unless an applicable income tax treaty provides for a lower rate. For this purpose, interest received on a Note and gain recognized on the disposition of a Note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business.

Backup Withholding and Information Reporting

Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Backup withholding generally will not apply to payments of interest to a non-U.S. holder on a Note if the certification described above in “—Interest on the Notes” is duly provided or such non-U.S. holder otherwise establishes an exemption.

Additionally, the gross proceeds from a non-U.S. holder’s disposition of Notes may be subject under certain circumstances to information reporting and backup withholding unless the non-U.S. holder provides an IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying that the non-U.S. holder is not a United States person or otherwise qualifies for an exemption.

Non-U.S. holders should consult their own tax advisors regarding application of the backup withholding rules to their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be credited against a non-U.S. holder’s U.S. federal income tax liability (which may result in such non-U.S. holder being entitled to a refund of U.S. federal income tax), provided that the required information is timely provided to the IRS.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

FATCA

FATCA generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest (such as a Note) or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes and potentially gross proceeds from the sale of the Notes (recent IRS regulations propose eliminating withholding on gross proceeds). Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes.

Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as the representative of the underwriters for this offering. Subject to the terms and conditions set forth in an underwriting agreement dated October 10, 2019 among us, our investment advisor and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes indicated in the table below:

Underwriter	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$23,375,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$8,800,000
Janney Montgomery Scott LLC	$6,050,000
Ladenburg Thalmann & Co. Inc.	$5,500,000
B. Riley FBR, Inc.	$5,225,000
Oppenheimer & Co. Inc.	$3,300,000
National Securities Corporation	$2,750,000

Total	$55,000,000

Keefe, Bruyette & Woods, Inc. is acting as sole bookrunner of this offering.

The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriting agreement provides that the underwriters will purchase all of the Notes (other than those covered by the over-allotment option described below) if they purchase any of the Notes. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated. We and our investment advisor have each agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters have advised us that they currently intend to make a market in the Notes. However, the underwriters are not obligated to do so and may discontinue any market-making activities at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

The underwriters are offering the Notes, subject to their acceptance of the Notes from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

The underwriters propose to initially offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus supplement. If all of the Notes are not sold at the public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased in this offering on or before October 16, 2019. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The following table shows the sales load to be paid to the underwriters in connection with this offering assuming (1) no exercise of and (2) exercise in full of the underwriters’ over-allotment option.

		Total
	Per Note	Without Over-allotment	With Full Over-allotment
Public offering price	100.0%	$55,000,000	$63,250,000
Sales load (underwriting discounts and commissions)	3.0%	$1,650,000	$1,897,500
Proceeds to us (before expenses)	97.0%	$53,350,000	$61,352,500

We estimate expenses payable by us in connection with this offering will be approximately $400,000. As part of our payment of our offering expenses, we have agreed to pay the underwriters an amount not to exceed $15,000 for the fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the Notes.

Listing

We intend to list the Notes on The Nasdaq Global Select Market. We expect trading in the Notes on The Nasdaq Global Select Market to begin within 30 days after the original issue date under the trading symbol “FDUSG”. We offer no assurances that an active trading market for the Notes will develop and continue after the offering. We have agreed to a covenant relating to the listing of the Notes, which is described under the headings “Specific Terms of the Notes and the Offering—Other Covenants” and “Description of the Notes—Covenants” in this prospectus supplement.

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase from us up to an additional $8.3 million aggregate principal amount of the Notes at the public offering price set forth on the cover of this prospectus supplement less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this overallotment option, each will be obligated, subject to the specified conditions, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to, directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, make any short sale or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company, enter into any swap or other derivatives transaction that transfers any of the economic benefits or risks of ownership of any debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus supplement without first obtaining the written consent of Keefe, Bruyette & Woods, Inc., other than certain private sales of debt securities to a limited number of institutional investors. This consent may be given at any time without public notice.

Stabilization

The underwriters have advised us that, pursuant to Regulation M under the Exchange Act, certain persons participating in the offering may engage in transactions including over-allotment, covering transactions and stabilizing transactions, which may have the effect of stabilizing or maintaining the market price of the Notes at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions.

A stabilizing bid is a bid for the purchase of Notes on behalf of the underwriters for the purpose of fixing or maintaining the price of the Notes. A syndicate covering transaction is the bid for or the purchase of Notes on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriter’s purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member. The underwriters may conduct these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Neither we, nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.

Electronic Distribution

A prospectus in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters or selling group members is not part of this prospectus supplement or the registration statement of which this prospectus supplement is a part, has not been approved and/or endorsed by us or the underwriters and should not be relied on by investors.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public.

Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to holders of the Notes or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered by this prospectus supplement and the accompanying prospectus. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 5th Floor, New York, New York 10019.

Other Jurisdictions

The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published, in any jurisdiction except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Alternative Settlement Cycle

We expect that delivery of the Notes will be made against payment therefor on or about October 16, 2019, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents our investment advisor. Certain legal matters will be passed upon for the underwriters by Dechert LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the related senior securities table and the effectiveness of internal control over financial reporting appearing in the accompanying prospectus and registration statement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606, as stated in their reports appearing elsewhere in this prospectus supplement, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, including the documents incorporated by reference in this prospectus supplement or the accompanying prospectus, available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC, including the documents incorporated by reference in this prospectus supplement or the accompanying prospectus, at http://www.sec.gov . Copies of these reports, proxy and information statements and other information, including the documents incorporated by reference in this prospectus supplement or the accompanying prospectus, may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to ‘‘incorporate by reference’’ the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this filing and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information ‘‘furnished’’ under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC that is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this filing will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC. This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2019;

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2019;

•	Current Report on Form 8-K filed on February 5, 2019;

•	Current Report on Form 8-K filed on February 28, 2019;

•	Current Report on Form 8-K filed on March 8, 2019;

•	Current Report on Form 8-K filed on April 24, 2019;

•	Current Report on Form 8-K filed on June 20, 2019;

•	The Definitive Proxy Statement on Schedule 14A, filed on March 26, 2019;

•	The description of our common stock contained in our Form 8-A filed on June 16, 2011;

•	The description of our 5.875% Notes due 2023 contained in our Form 8-A filed on February 2, 2018; and

•	The description of our 6.00% Notes due 2024 contained in our Form 8-A filed on February 8, 2019.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus. To obtain copies of these filings, see ‘‘Available Information.”

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

PROSPECTUS

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, which we refer to collectively as the “securities.” There are $231,000,000 of securities available for issuance under this prospectus as a result of our issuance of our 6.000% notes due 2024 (the “2024 Notes”) in February 2019 for an aggregate principal amount of $69,000,000. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 7, 2018, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 12 and “Sales of Common Stock Below Net Asset Value” on page 101 of this prospectus for more information.

Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

We provide customized debt and equity financing solutions to lower middle-market companies located throughout the United States. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

We generally invest in securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to our capacity to pay interest and repay principal.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On April 24, 2019, the last reported sale price of our common stock on the Nasdaq Global Select Market was $15.46 per share and our net asset value on December 31, 2018 was $16.47 per share.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 13.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us collect at (847) 859-3940. Information contained on our website is not incorporated by reference into, and you should not consider that information to be part of, this prospectus or any prospectus supplement. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2019

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. There are $231,000,000 of securities available for issuance under this prospectus as a result of our issuance of our 6.000% notes due 2024 (the “2024 Notes”) in February 2019 for an aggregate principal amount of $69,000,000. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law and the rules and regulations of the SEC, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Available Information,” and “Incorporation by Reference” and the financial statements contained elsewhere in this prospectus.

Fidus Investment Corporation (“FIC”), a Maryland Corporation, operates as an externally managed BDC under the 1940 Act. FIC completed its initial public offering, or IPO, in June 2011. In addition, FIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of December 31, 2018, our shares were listed on the NASDAQ Global Select Market under the symbol “FDUS.”

FIC may make investments directly or through its three wholly-owned investment company subsidiaries, Fidus Mezzanine Capital, L.P. (“Fund I”), Fidus Mezzanine Capital II, L.P. (“Fund II”) and Fidus Mezzanine Capital III, L.P. (“Fund III”) (collectively Fund I, Fund II and Fund III are referred to as the “Funds”). Fidus Investment GP, LLC, the general partner of the Funds, is also a wholly owned subsidiary of FIC. The Funds are licensed by the U.S. Small Business Administration (the “SBA”) as small business investment companies (“SBICs”). The Funds utilize the proceeds of the issuance of SBA-guaranteed debentures to enhance returns to our stockholders. We believe that utilizing both FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that the majority of our investments will continue to be made through the Funds until the Funds reach their borrowing limit under the program. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

Unless otherwise noted in this prospectus, the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

As used in this prospectus, the term “our investment advisor” refers to Fidus Investment Advisors, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $30.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $30.0 million per portfolio company.

As of December 31, 2018, we had debt and equity investments in 63 portfolio companies with an aggregate fair value of $643.0 million. The weighted average yield on our debt investments as of December 31, 2018 was

12.6%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield on our debt investments is higher than the return our stockholders will realize because it does not reflect expenses of the Company or the sales load paid by our stockholders. The weighted average yield was computed using the effective interest rates and investments at cost as of December 31, 2018, including accretion of original issue discount (“OID”) and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level. For the year ended December 31, 2018, our total return based on net asset value (“NAV”) per share was 12.6% and our total return based on market value was (15.8%). For the year ended December 31, 2017, our total return based on NAV was 11.9% and our total return based on market value was 3.2%. Total return based on net asset value per share equals the change in net asset value per share during the period, plus dividends paid per share during the period, less other non-operating changes during the period, and divided by beginning net asset value per share for the period. Non-operating changes include any items that affect net asset value per share other than increase from investment operations, such as the effects of share issuances and repurchases and other miscellaneous items. Total return based on market value equals the change in the market value of our common stock per share during the period divided by the market value per share at the beginning of the period, and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. While these two figures reflect fund expenses, they do not reflect any sales load that may be paid by investors.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. Given limited sources of capital for lower middle-market companies, we see opportunities for attractive risk-adjusted returns. Furthermore, we believe that, with a large pool of uninvested private equity capital seeking debt capital to complete buy-out transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments in our target markets. See “The Company” in the accompanying prospectus for more information.

Business Strategy

We intend to accomplish our goal of becoming one of the premier providers of capital to and value-added partner of lower middle-market companies by:

•	leveraging the experience of our investment advisor;

•	capitalizing on our strong transaction sourcing network;

•	serving as a value-added partner with customized financing solutions;

•	employing rigorous due diligence and underwriting processes focused on capital preservation;

•	actively managing our portfolio;

•	benefiting from lower cost of capital through our SBIC subsidiaries.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve month EBITDA of $5.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of Fidus as defined in Section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with the Company, see “Certain Relationships and Related Transactions—Investment Advisory Agreement” in the accompanying prospectus.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements—Investment Advisory Agreement” and “Certain Relationships and Related Transactions—Conflicts of Interest” in the accompanying prospectus.

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

With respect to the administrative agreement with our investment advisor, our board of directors reviews the methodology employed in determining how the expenses are allocated to us. Our board of directors assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any third-party service provider would be capable of providing all such services at comparable cost and quality.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Operating and Regulatory Structure

Our investment activities are managed by our investment advisor and supervised by our board of directors, a majority of whom are not interested persons of us, our investment advisor or its affiliates.

As a BDC, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors – Risks Relating to Our Business and Structure – Regulations governing our operations as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth” and “Risk Factors – Risks Relating to Our Business and Structure – Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. In order to maintain our tax treatment as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our securities involves other risks, including the following:

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our use of leverage;

•	legislation that took effect in 2018 would allow us to incur additional leverage;

•	the availability of additional capital on attractive terms or at all;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interests with our investment advisor;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiaries;

•	changes in interest rates;

•	the impact of a protracted decline in liquidity of credit markets on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	dilutions risks related to our ability to issue shares below our current net asset value;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria; and

•	our ability to invest in qualifying assets.

See “Risk Factors” beginning on page 12 and the other information included in this prospectus, and any prospectus supplement, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Corporate Information

Our principal executive offices are located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, and our telephone number is (847) 859-3940. Our corporate website is located at http://www.fdus.com. Information on our website is not incorporated into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus.

The Offering

We may offer, from time to time, up to $300,000,000 worth of our securities, on terms to be determined at the time of the offering. There are $231,000,000 of securities available for issuance under this prospectus as a result of our issuance of our 6.000% notes due 2024 (the “2024 Notes”) in February 2019 for an aggregate principal amount of $69,000,000. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

We may sell or otherwise issue shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval, in certain circumstances, of our board of directors, including a majority of our directors that are not “interested persons” of the Company, as defined in the 1940 Act. On June 7, 2018, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ended on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any accompanying prospectus supplement, if applicable. Sales or other issuances of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interest to do so. The level of net asset value dilution that could result from such an offering is not limited.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

The Nasdaq Global Select Market Symbol	“FDUS”

Use of proceeds	We intend to use the net proceeds from selling our securities to make investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds.”

Dividends and distributions	We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), qualification for or maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes. In the future, our distributions may include a return of capital.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our common stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our tax treatment as a

RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our realized net ordinary income and realized net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Sales of common stock below net asset value	Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the SEC may permit. On June 7, 2018, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities” and “Regulation – Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if we satisfy certain requirements in the future) after such borrowing. The amount of leverage that we employ at any particular time will depend on our Investment Advisor’s investment committee’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. In addition, the maximum amount of leverage that three or more SBICs under common control can have outstanding is $350.0 million.

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.fdus.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

Incorporation by Reference	This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this filing and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation by Reference.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—	(4)
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Base management fee	2.85	%(6)
Incentive fees payable under Investment Advisory Agreement	2.36	%(7)
Interest payments on borrowed funds	2.96	%(8)
Other expenses	1.07	%(9)

Total annual expenses	9.24	%(10)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)

In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by the Company (and indirectly by our stockholders).

(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.
(4)	Total stockholder transaction expenses may include a sales load and will be disclosed in a future prospectus supplement, if any.
(5)

Net assets attributable to common stock equals average net assets, which is calculated as the average of the net assets balances as of each quarter end during the year ended December 31, 2018 and the prior year end.

(6)

Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). This item represents actual base management fees incurred for the year ended December 31, 2018. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 2.85% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements—Investment Advisory Agreement.”

(7)

This item represents actual fees incurred on pre-incentive fee net investment income (income incentive fee) for the year ended December 31, 2018. As of December 31, 2018, there was no capital gains incentive fee payable (in cash), and accordingly no capital gains incentive fee amount has been included in the estimated expenses figure reflected in the table above. For the year ended December 31, 2018, we accrued capital gains incentive fees of $2.9 million in accordance with U.S. GAAP, which equals 0.74% of net assets attributable to common stock ; such amount has not been included in the estimated expenses figure reflected in the table above.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets, (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. In accordance with U.S. GAAP, we accrue the capital gains incentive fee in our consolidated financial statements considering the fair value of investments on that date (i.e., the amount of fee which would be payable under a hypothetical liquidation based on the fair value of investments as of that date), which differs from the calculation of the amount payable in cash by the inclusion of unrealized capital appreciation.

See “Management and Other Agreements—Investment Advisory Agreement.”

(8)

As of December 31, 2018, we had outstanding SBA debentures of $191.0 million; we had $50.0 million outstanding of our 5.875% notes due 2023 (the “Public Notes”); we had $36.5 million of outstanding borrowings under our senior secured revolving credit agreement with certain lenders party thereto and ING Capital, LLC, as administrative agent (the “Credit Facility”), which has total commitment of $90.0 million. Interest payments on borrowed funds is based on estimated annual interest and fee expenses on outstanding SBA debentures, Public Notes and borrowings under the Credit Facility as of December 31, 2018 with a weighted average stated interest rate of 4.149% as of that date. We also pay a commitment fee between 0.5% and 1.0% per annum based the unutilized commitment under our Credit Facility. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table.

(9)

Other expenses represent our estimated annual operating expenses, as a percentage of net assets attributable to common shares estimated for the current year, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management and Other Agreements—Administration Agreement.” Other expenses exclude interest payments on borrowed funds, and if we issue debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. We currently do not have any class of securities outstanding other than common stock. “Other expenses” are based on actual other expenses for the year ended December 31, 2018.

(10)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less total liabilities), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets, our “total annual expenses” would be 5.41% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$95	$272	$433	$778
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains)	$102	$291	$461	$813

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Assuming a 5.0% annual return, the incentive fee under the Investment Advisory Agreement would either not be payable or have an insignificant impact on the expense amounts shown above. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our securities involves a number of significant risks. You should carefully consider these risk factors, together with all of the other information included in this prospectus, or any prospectus supplement. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the managing members of our investment advisor, who evaluate, negotiate, structure, execute and monitor our investments. Our future success will depend to a significant extent on the continued service and coordination of the investment professionals of our investment advisor and executive officers. Certain investment professionals and executives may not devote all of their business time to our operations and may have other demands on their time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our business model depends, to a significant extent, upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of our investment advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the investment professionals of our investment advisor to maintain their relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the investment professionals of our investment advisor fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of our investment advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depends on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business and deploy our capital effectively. This depends, in turn, on our investment advisor’s ability to identify, evaluate and monitor companies that meet our investment criteria. Accomplishing our investment objectives on a cost-effective basis depends upon our investment advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our investment advisor has substantial responsibilities under the Investment Advisory Agreement. In addition, our investment advisor’s investment professionals may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may suffer credit losses and our investments could be rated below investment grade.

Private debt in the form of second lien, subordinated, and first lien (senior secured or unitranche loans) to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

In addition, investments in our portfolio are typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade (which is sometimes referred to as “junk”) due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments.

Because we borrow money and may in the future issue additional senior securities, including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. The Funds borrow from and issue debt securities to the SBA, and we may borrow from banks and other lenders in the future. The SBA has fixed dollar claims on the Funds’ assets that are superior to the claims of our stockholders. We may also borrow from banks and other lenders or issue additional senior securities including preferred stock and debt securities in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not used leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by borrowing from the SBA, banks or other lenders, and there can be no assurance that such additional leverage can in fact be achieved.

As a BDC, we are generally required to meet a coverage ratio at least equal to 200.0% (or 150.0% if we satisfy certain requirements in the future) of total assets to total borrowings and other senior securities, which include all of our borrowings (other than the Funds’ SBA leverage under the terms of SEC exemptive relief) and any preferred stock we may issue in the future. If this ratio declines below 200.0% (or 150.0% if we satisfy certain requirements in the future), we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions to our stockholders.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio

(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding return to common stockholder (1)	(20.1)%	(11.5)%	(2.9)%	5.8%	14.4%

(1)

Assumes $693.9 million in total assets, $191.0 million in outstanding SBA debentures, $36.5 million in borrowings under the Credit Facility, $50.0 million outstanding of our Public Notes, $403.0 million in net assets as of December 31, 2018, and an average cost of funds of 4.149%.

Funding a portion of our investments with preferred stock would magnify the potential for gain or loss and the risks of investing in us in the same way as our other borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions with respect to any preferred stock must be cumulative. Payment of such distributions and repayment of the liquidation preference of such preferred stock must take preference over any distributions or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Legislation that took effect in 2018 would allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our assets). However, legislation that took effect in 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200.0% to an asset coverage ratio of 150.0%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the “required majority” of our independent directors, as defined in Section 57(o) of the 1940 Act, to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

Leverage magnifies the potential for loss on investments and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. For example, as we increase our leverage and, as a result, our total interest expense and other required payments on such indebtedness, any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed, and the decline could negatively affect our ability to make the required payments on such indebtedness or on our other securities. Increased leverage may also cause a downgrade of our credit rating. Leverage is generally considered a speculative investment technique.

All of our portfolio investments are recorded at fair value as determined in good faith by our board of directors, and, as a result, there is uncertainty as to the value of our portfolio investments and the valuation process for certain of our portfolio holdings creates a conflict of interest.

All of our portfolio investments take the form of debt and equity securities that are not publicly-traded. The debt and equity securities in which we invest for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to comparable publicly-traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

The fair value of each investment in our portfolio is determined quarterly by our board of directors. Any changes in fair value of portfolio securities from the prior period are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

In connection with that determination, investment professionals from our investment advisor prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors have a pecuniary interest in our investment advisor. The participation of our investment advisor’s investment professionals in our valuation process, and the pecuniary interest in our investment advisor by certain members of our board of directors, may result in a conflict of interest as the management fees that we pay our investment advisor are based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts).

Our board of directors engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result it is not in our stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where we determine that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. Our board of directors consulted with the independent valuation firm(s) in arriving at our determination of fair value for 16 and 18 of our portfolio company investments representing 36.0% and 32.0% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended December 31, 2018 and 2017, respectively) as of December 31, 2018 and 2017, respectively.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Declines in prices and liquidity in the corporate debt markets may also result in significant net unrealized depreciation in our debt portfolio. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience a decrease in net investment income or an increase in risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital.

A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

Our management and incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders and may encourage our investment advisor to make speculative investments.

The management and incentive fees paid to our investment advisor are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts), and our investor advisor may therefore benefit when we incur debt or use leverage. This fee structure may encourage our investment advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interests. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors, periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided and must approve renewal of our Advisory Agreement.

The part of the incentive fee payable to our investment advisor that relates to our net investment income is computed and paid on income that includes interest income that has been accrued but not yet received in cash. This fee structure may encourage our investment advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because our investment advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred interest that was previously accrued.

The incentive fee is based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our investment advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our consolidated statement of operations for that quarter. Thus, we may be required to pay our investment advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. Further, if we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

A general increase in interest rates will likely have the effect of making it easier for the investment advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of the Investment Advisory Agreement, any general increase in interest rates can be expected to lead to higher interest rates applicable to our debt investments and will likely have the effect of making it easier for the investment advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the investment advisor. This may occur without a corresponding increase in distributions to our stockholders. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment advisor could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may have potential conflicts of interest related to obligations that our investment advisor may have to other clients.

Currently, the Company, the Funds, Fidus Credit Opportunities, L.P. and Fidus Equity Opportunities Fund, L.P. are the only investment vehicles managed by our investment advisor. The Investment Advisory Agreement does not limit our investment advisor’s ability to act as an investment advisor to other funds, including other BDCs, or other investment advisory clients. To the extent our investment advisor acts as an investment advisor to other funds or clients, including Fidus Credit Opportunities, L.P. and Fidus Equity Opportunities Fund, L.P., we may have conflicts of interest with our investment advisor or its other clients that elect to invest in similar types of securities as those in which we invest. Members of our investment advisor’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by our investment advisor. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Our investment advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with an allocation policy approved by our board of directors.

To the extent our investment advisor forms affiliates, including Fidus Credit Opportunities, L.P. and Fidus Equity Opportunities Fund, L.P., we may co-invest on a concurrent basis with such affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. While we may co-invest with investment entities managed by our investment advisor or its affiliates, to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. On January 4, 2017, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with certain of our affiliates managed by our investment advisor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We intend to co-invest, subject to the conditions included in the Order.

Our investment advisor or its investment committee may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of our investment advisor may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

We may have conflicts related to other arrangements with our investment advisor.

We entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC granted us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Some of the members of our investment advisor’s investment committee and the senior origination professionals of our investment advisor are members of Fidus Partners, LLC. See “Management and Other Agreements—License Agreement.” In addition, we rent office space from our investment advisor and pay to our investment advisor our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer. This creates conflicts of interest that our board of directors must monitor.

The Funds are licensed by the SBA, and, therefore, are subject to SBA regulations.

The Funds are licensed to operate as SBICs and are regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales of the business. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause the Funds to make investments they otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC licenses and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. A key regulatory metric for SBA is the extent of “Capital Impairment,” which is the extent of realized (and, in certain circumstances, net unrealized) losses compared with the SBIC’s private capital commitments. Interest payments, management fees, organization and other expenses are included in determining “realized losses.” SBA regulations preclude the full amount of “unrealized appreciation” from portfolio companies from being considered when calculating Capital Impairment in certain circumstances. Remedies for regulatory violations are graduated in severity depending on the seriousness of Capital Impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount of SBA-guaranteed debt that may be borrowed by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $175.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million. If the Funds borrow the maximum amount from the SBA and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the Funds’ current status as SBICs does not automatically assure that they will continue to receive funding through the SBA debenture program. Receipt of SBA debenture funding is dependent upon the Funds’ continuing compliance with SBA regulations and policies and there being funding available. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by the Funds.

The debentures issued by the Funds and guaranteed by the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. Certain of the Funds’ SBA debentures begin to mature in 2021 and will require repayment on or before the respective maturity dates. The Funds will need to generate sufficient cash flow to make required debt payments on such debentures. If the Funds are unable to generate such cash flow, the SBA, as guarantor of the debentures, will have a superior claim to our assets over our stockholders in the event the Funds liquidate or the SBA exercises its remedies under such debentures as the result of a default by the Funds.

The Funds, as SBICs, are limited in their ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our status as a RIC.

In order to maintain our tax treatment as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income will include the income of the Funds (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). The Funds’ ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to maintain our tax treatment as a RIC, we may be required to make distributions attributable to the Funds’ income without receiving any corresponding cash distributions with respect to such income. We can make no assurances that the Funds will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our tax treatment as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code.”

Changes in interest rates will affect our cost of capital and net investment income.

Most of our debt investments bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, to the extent that we borrow additional funds to make investments, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay the debt investments, resulting in the need to redeploy capital at potentially lower rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in market interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to our investment advisor.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union, which is currently set to occur on March 29, 2019. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in January 2019, there is increased uncertainty on the final outcome of Brexit. Brexit has created political and economic uncertainty and instability in the global markets (including currency and credit markets) and especially in the United Kingdom and European Union, and this uncertainty and instability may last indefinitely. The implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

The current state of the economy and financial markets of the U.S., United Kingdom, China and other several countries in the European Union increases the likelihood of adverse effects on our financial position and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued selloff of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. In June 2016, British voters passed a referendum to exit the European Union leading to heightened volatility in global markets and foreign currencies. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. Additionally, since December 2015, the Federal Reserve has continued to raise the Federal Funds Rate and has announced its intention to continue to raise the federal funds rate over time. These developments, along with the U.S. government’s credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code.

We have elected to be treated as a RIC under Subchapter M of the Code; however, no assurance can be given that we will be able to maintain our RIC tax treatment. To maintain our tax treatment as a RIC under Subchapter M of the Code and to avoid the imposition of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and annual distribution requirements. The source-of-income requirement will be satisfied if we derive at least 90.0% of our gross income for each year from dividends, interest, gains from sale of securities or similar sources. To maintain our tax treatment as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our losing our RIC tax treatment or our having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. The annual distribution requirement applicable to RICs will be satisfied if we distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4.0% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making annual distributions necessary to maintain our tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our tax treatment as a RIC and, thus, may be subject to U.S. federal corporate income tax on our entire taxable income without regard to any distributions made by us. If we fail to maintain our tax treatment as a RIC for any reason and become subject to U.S. corporate income tax, the resulting tax liability could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure could have a material adverse effect on us and our stockholders.

We may not be able to pay you distributions, our distributions may not grow over time, a portion of distributions paid to you may be a return of capital, and investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this annual report on Form 10-K. In addition, due to the asset coverage test applicable to us as a BDC, in the future, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of RIC tax treatment, compliance with applicable BDC regulations, SBA regulations, state corporate laws affecting the distribution of corporate assets and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

If we issue debt securities in the future, the above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of any such debt securities, which may cause a default under the terms of our then-existing debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our then-existing debt agreements.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current and accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, an investor gets his or her own invested capital returned to him or her, but reduced by the amount of the Company’s expenses and any sales load he or she may have paid. In addition, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we are required to include in our income certain amounts that we have not yet received in cash, such as OID, which may arise if we receive warrants in connection with the making of a loan or in other circumstances, and contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, or increases in loan balances as a result of contracted PIK arrangements, will be included in our income before we receive any corresponding cash payments. We also may be required to include in our income certain other amounts that we will not receive in cash.

Since in certain cases we may be required to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute on an annual basis at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our tax treatment as a RIC. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the annual distribution requirements. In such circumstances, if we are unable to obtain such cash from other sources, we may fail to maintain our tax treatment as a RIC and thus be subject to corporate-level U.S. federal income tax. See “We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code.”

If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment advisor will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities.

To the extent the we invest in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash, including the following risks:

•	the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan;

•	the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments;

•	PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral;

•

an election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees to the Adviser and, because interest payments will then be payable on a larger principal amount, the PIK election also increases the Adviser’s future income incentive fees at a compounding rate;

•	market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

•	the deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

•	OID creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized;

•

for U.S. federal income tax purposes, we will be required to make distributions of OID income to shareholders without receiving any cash and such distributions have to be paid from offering proceeds or the sale of assets without investors being given any notice of this fact; and

•

the required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the our taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation.

You may have a current tax liability on distributions you elect to reinvest in our common stock but would not receive cash to pay such tax liability.

If you participate in our dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received as a result of the distribution.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth, and such capital may not be available on favorable terms or at all.

We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we continue to meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will continue to qualify to be taxed as a RIC and therefore will not have to pay U.S. federal corporate income tax on income that we timely distribute to our stockholders, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on June 7, 2018, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	$—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	$—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we, or Fund I, decide to withdraw our election, or if we otherwise fail to maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or the value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. Currently we, through the Funds, issue debt securities guaranteed by the SBA and have access to funds under a revolving credit facility. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities (or 150.0%, if certain requirements are met). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous. Further, we will not be permitted to declare or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•

It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•

Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. Under the provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on June 7, 2018, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited. In any such case, however, the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act and the regulations and staff interpretations thereunder. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The U.S. Presidential Administration may make substantial changes to financial regulation, as well as fiscal and tax policies that may adversely affect our business.

The Republican Party currently controls the executive branch and the senate portion of the legislative branch of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Wall Street Reform and Consumer protection Act of 2010 (“Dodd-Frank Act”) and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018 the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

On May 24, 2018, the U.S. presidential administration signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of “systemically important financial institutions” or “SIFIs” subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. The effect of this change and any further rules or regulations are and could be complex and far-reaching, and the change and any future laws or regulations or changes thereto could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Uncertainty about U.S. Presidential Administration initiatives could negatively impact our business, financial condition and results of operations.

The current administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Recent tax legislation could have a negative effect on the Company.

On December 22, 2017, tax reform legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law. This legislation makes significant changes to the U.S. federal income tax rules applicable to both individuals and entities, including permanently reducing the U.S. federal corporate income tax rate, reducing the maximum U.S. federal individual income tax rate (effective for taxable years 2018 through 2025), restricting the deductibility of interest expense, and changing the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income. There is uncertainty as to the impact of this legislation on us, the entities in which we invest, or an investment in our securities. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the impact of this legislation and the status of any other regulatory or administrative developments and proposals and their potential effect on your investment in our securities.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain low-cost leverage and, therefore, our competitive advantage over other funds.

Legal, tax and regulatory changes could occur that may adversely affect us. For example, from time to time the market for private equity transactions has been (and is currently being) adversely affected by a decrease in the availability of senior and subordinated financings for transactions, in part in response to credit market disruptions and/or regulatory pressures on providers of financing to reduce or eliminate their exposure to the risks involved in such transactions.

Additionally, any changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to meet our investment objectives. Such changes could result in material differences to the strategies and plans set forth in this Annual Report and may shift our investment focus from the areas of expertise of our investment advisor to other types of investments in which our investment advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors. We, our investment advisor, the Funds, and Fidus Credit Opportunities, L.P. received exemptive relief from the SEC under the 1940 Act, which permits us to co-invest with other funds managed by our investment advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. In addition, any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our investment advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new investment advisor and administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, investment activities are likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment advisor can resign from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor also has the right to resign under the Administration Agreement, whether we have found a replacement or not. If our investment advisor resigns as our administrator, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, administrative activities are likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our investment advisor. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Section 404 of the Sarbanes-Oxley Act requires that public companies evaluate and report on their systems of internal control over financial reporting. In addition, our independent registered public accounting firm must report on management’s evaluation of those controls. In future periods, we may identify deficiencies in our system of internal controls over financial reporting that may require remediation. There can be no assurances that any such future deficiencies identified may not be material weaknesses that would be required to be reported in future periods.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering, malware and computer virus attacks, or system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions (including industry specific downturns) and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Terrorist attacks, acts of war, or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Portfolio investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a portfolio company or a counterparty to us or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a portfolio company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss to us, including if its investment in such issuer is cancelled, unwound or acquired (which could be without what we consider to be adequate compensation). To the extent we are exposed to investments in portfolio companies that as a group are exposed to such force majeure events, the risks and potential losses to us are enhanced.

Our investments in certain industry sectors, such as the energy sector, may be subject to significant political, economic and capacity risks that may increase the possibility that we lose all or a part of our investment.

The revenues and profitability of certain portfolio companies may be significantly affected by the future prices of and the demand for oil, natural gas liquids and natural gas, which are inherently uncertain. Investments in energy companies may have significant shortfalls in projected cash flow if prices decline from levels projected at the time the investment is made. Various factors beyond our control could affect energy prices, including worldwide supplies, political instability or armed conflicts in oil, natural gas liquids and natural gas producing regions, the price of foreign imports, the level of consumer demand, the price and availability of alternative fuels, capacity constraints and changes in existing government regulation, taxation and price controls. Energy prices have fluctuated greatly during the past, and energy markets continue to be volatile.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value and may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret, and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights, or other intellectual property rights; protect their trade secrets; determine the validity and scope of the proprietary rights of others; or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third-party, and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of portfolio companies that we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines and smaller market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, than larger businesses;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these portfolio companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the elections to be regulated as a BDC and as a RIC, we may have to dispose of investments if they do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor have material nonpublic information regarding such portfolio company.

We may not have the funds to make additional investments in our portfolio companies which could impair the value of our portfolio.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements, SBA regulations or the desire to maintain our RIC tax treatment. Our ability to make follow-on investments may also be limited by our investment advisor’s allocation policy.

Portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in second lien and subordinated debt as well as equity issued by lower middle-market companies. The portfolio companies generally have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such senior debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans we make to portfolio companies are and will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of senior debt. Under an intercreditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value as determined in good faith by our board of directors. Decreases in the fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, reduced interest and/or loss of principal, with a defaulting portfolio company.

To the extent OID and PIK-interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original-issue-discount instruments and contractual PIK-interest arrangements. To the extent OID or PIK-interest constitutes a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates of OID and PIK instruments reflect the payment deferral, which results in a higher principal amount at the maturity of the instrument as compared to the original principal amount of the instrument, and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK-income may also create uncertainty about the source of our cash distributions.

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To the extent we provide loans with interest-only payments or moderate loan amortization, the majority of the principal payment or amortization of principal may be deferred until loan maturity. Because this debt generally allows the borrower to make a large lump-sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

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For accounting purposes, any cash distributions to stockholders representing OID and PIK-income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK-income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

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In certain cases, we may recognize taxable income before or without receiving corresponding cash payments and, as a result, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC.

We do not expect to control many of our portfolio companies.

We do not expect to control many of our portfolio companies, even though we may have board representation or board observation rights, and the debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies in the lower middle-market, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are a non-diversified investment company within the meaning of the 1940 Act; therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments (cash equivalents), pending future investments in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being repaid, and we could experience significant delays in reinvesting these amounts. In addition, any future investment of such amounts in a new portfolio company may also be at lower yields than the investment that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity or equity-related securities. Typically we make non-control, equity investments in portfolio companies. Our goal is to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in our desired manner or deemed to be in violation of the 1940 Act.

In order to maintain our status as a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs and be precluded from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or required to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities and we expect that a significant portion of our investments will continue to involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. Additionally, customary terms of such sales agreements generally provide adjustments to the initial purchase price determined on the closing date if the portfolio company’s net working capital varies from preliminary amounts utilized in determining the initial purchase price; such adjustments could subsequently result in upward or downward revisions to the initial purchase price and impact our amount of realized gain or loss on sale. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to it.

We may be unable to invest a significant portion of any net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

We may be unable to invest the net proceeds of any offering or from exiting an investment or other sources of capital on acceptable terms within the time period that we anticipate or at all. Delays in investing such capital may cause our performance to be worse than that of fully invested BDCs or other lenders or investors pursuing comparable investment strategies.

Depending on market conditions and the amount of the capital involved, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest such capital primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in longer-term investments in pursuit of our investment objective. Any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested. In addition, until such time as the net proceeds of any offering or from exiting an investment or other sources capital are invested in new investments meeting our investment objective, the market price for our common stock may decline.

Our investment advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment advisor against certain liabilities, which may lead our investment advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow our investment advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, our investment advisor and its officers, directors, members, managers, partners, stockholders and employees are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment advisor and its officers, directors, members, managers, partners, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Relating to an Offering of Our Securities

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our Independent Directors. On June 7, 2018 our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. Selling or otherwise issuing shares of FIC’s common stock below its then current net asset value per share would result in a dilution of FIC’s existing common stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited.

Market conditions may increase the risks associated with our business and an investment in us.

The current worldwide financial market situation may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause economic uncertainties or deterioration in the U.S. and worldwide. These conditions raised the level of many of the risks described herein and, if repeated or continued, could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks has led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our portfolio companies can block payments by our portfolio companies in respect of our loans to such portfolio companies. In turn, these could have adverse effects on our business, financial condition, results of operations, distributions to our stockholders, access to capital, valuation of our assets and our stock price. Notwithstanding any recent gains across either the equity or debt markets, these conditions may continue for a prolonged period of time or worsen in the future.

If, in the future, we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

On June 7, 2018, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share, as long as the cumulative number of shares sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. Our stockholders will be asked to vote on a similar proposal at our 2019 Annual Meeting of Stockholders. If we sell or otherwise issue shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such issuances or sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.

Our board of directors determines the fair value of our portfolio investments on a quarterly basis based on input from our investment advisor, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the board of directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2018 is less than the fair value was at the time of an offering during 2018, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than was reflected in the Selected Consolidated Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2018 is greater than the fair value at the time of an offering during 2018, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2018, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•

exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, could reduce the ability of certain institutional investors to own our common stock and could put short term pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	loss of RIC or BDC status;

•	loss of status as an SBIC for the Funds, or any other SBIC subsidiary we may form;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment advisor’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative; therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

As of April 24, 2019, we had 24,463,119 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails, i.e., if more shares of auction rate preferred stock are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred stock only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than any market rate of those securities. Finally, the distribution period of these securities may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred stock, which could also affect the liquidity of your investment.

If you try to sell your auction rate preferred stock between auctions, you may not receive full value on your investment.

If you try to sell your auction rate preferred stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated distributions. If we have designated a special distribution period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred stock are not required to maintain this market, and we will not be required to redeem auction rate preferred stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred stock will likely not be registered on a stock exchange. If you sell your auction rate preferred stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special distribution period. Due to recent market disruption most auction-rate preferred stock have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our charter and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are generally prohibited from engaging in mergers and other business combinations with stockholders that beneficially own 10.0% or more of the voting power of our outstanding voting stock, or with their affiliates, for five years after the most recent date on which such stockholders became the beneficial owners of 10.0% or more of the voting power of our outstanding voting stock and thereafter unless our directors and stockholders approve the business combination in the prescribed manner. See “Description of Our Capital Stock—Business Combinations.” Maryland law may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock, including preferred stock. In addition, we have adopted a classified board of directors. A classified board may render a change in control of us or removal of our incumbent management more difficult. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of value in of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in portfolio companies with foreign operations; and,

•	the risks, uncertainties and other factors we identify in Risk Factors contained in this prospectus and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities to invest in lower middle-market companies in accordance with our investment objective and strategies, to repay the outstanding indebtedness under our Credit Facility, if any, and for working capital and general corporate purposes. We will also pay operating expenses, including management, incentive and administrative fees, and may pay other expenses, from the net proceeds of any offering. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation—Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from the offering, pending full investment, are held in interest bearing deposits or other short-term instruments that produce income at a rate less than our cost of capital.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on the NASDAQ Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock was included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years and through April 24, 2019.

Period	NAV (1)	High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Dividends Declared Per Share (3)
Year Ending December 31, 2019:
First Quarter	*	$15.68	$11.90	*	*	$0.39
Second Quarter (through April 24, 2019)	*	15.52	15.33	*	*	*
Year Ended December 31, 2018:
First Quarter	$16.28	$15.55	$12.77	(4.5)%	(21.6)%	$0.39
Second Quarter	16.20	14.55	12.81	(10.2)	(20.9)	0.39
Third Quarter	16.41	15.42	14.31	(6.0)	(12.8)	0.39
Fourth Quarter	16.47	14.66	11.61	(11.0)	(29.5)	0.43
Year Ended December 31, 2017:
First Quarter	15.80	17.57	15.88	11.2	0.5	0.39
Second Quarter	15.87	18.06	16.37	13.8	3.2	0.39
Third Quarter	15.97	17.04	15.80	6.7	(1.1)	0.39
Fourth Quarter	16.05	16.83	15.18	4.9	(5.4)	0.43

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the difference between the respective high or low closing sales price and the quarter end net asset value divided by the quarter end net asset value.
(3)

Represents the regular and special, if applicable, distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

*	Not determinable at the time of filing.

Shares of BDCs may trade at a market price that is less than the net asset value of those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any common stock offered pursuant to this prospectus supplement will trade at, above, or below net asset value.

We intend to continue to pay quarterly distributions to our stockholders. Our distributions may include returns of paid-in capital, as well as declared dividends from earnings and profits. Our quarterly distributions, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify for tax treatment as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

There were no deemed distributions during the years 2018, 2017 or 2016.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

To maintain our tax treatment as a RIC, we must, among other things, distribute at least 90.0% of our net ordinary income and our net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for the preceding calendar year that were not distributed during such year and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We may make distributions that are payable in cash or shares of our common stock at the election of each stockholder. In accordance with Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat distributions of its own stock as counting towards its RIC distribution requirements if each stockholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC. This published guidance applies even if the aggregate amount of cash available to be distributed to all stockholders is no more than 20% of the aggregate declared distribution. Under the published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions generally will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly dividends. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of FIC and its subsidiaries, including the Funds, as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, is derived from the consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Years Ended December 31,
	2018	2017	2016	2015	2014
	(Dollars in Thousands, Except Per Share Data)
Statement of operations data:
Total investment income	$76,425	$68,615	$60,229	$54,269	$46,116
Interest and financing expenses	12,956	9,893	10,594	9,428	7,507
Base management fee	11,365	9,788	8,254	7,545	5,899
Incentive fee	12,351	10,968	10,369	6,481	4,857
All other expenses	4,272	4,069	3,986	3,932	4,189

Net investment income before income taxes	35,481	33,897	27,026	26,883	23,664
Income tax provision (benefit)	720	220	425	390	383

Net investment income	34,761	33,677	26,601	26,493	23,281
Net realized gains (losses)	(10,269)	17,904	(13,835)	9,531	(17,029)
Net change in unrealized appreciation (depreciation)	25,718	(5,426)	29,009	(10,086)	13,250
Income tax (provision) benefit from realized gains on investments	(758)	(2,204)	(205)	39	(17)

Net increase in net assets resulting from operations	$49,452	$43,951	$41,570	$25,977	$19,485

Per share data:
Net asset value (at end of period)	$16.47	$16.05	$15.76	$15.17	$15.16
Net investment income	$1.42	$1.43	$1.45	$1.64	$1.62
Net gain (loss) on investments	$0.60	$0.44	$0.82	$(0.04)	$(0.26)
Net increase in net assets resulting from operations	$2.02	$1.87	$2.27	$1.60	$1.36
Dividends	$1.60	$1.60	$1.60	$1.60	$1.72
Other data:
Weighted average annual yield on debt investments (1)	12.6%	13.0%	13.1%	13.3%	13.4%
Number of portfolio companies at year end	63	63	57	53	42
Expense ratios (as percentage of average net assets (2)):
Operating expenses	7.0%	6.6%	7.8%	7.3%	6.7%
Interest expense	3.3%	2.6%	3.7%	3.8%	3.4%
Total return based on market value (3)	(15.8%)	3.2%	23.8%	2.4%	(23.2%)
Total return based on net asset value (4)	12.6%	11.9%	15.0%	10.6%	8.9%

(1)

Weighted average yields are computed using the effective interest rates for debt investments at cost as of the period end date, including accretion of original issue discount and loan origination fees, but excluding debt investments on non-accrual status, if any. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses.

(2)	Average net assets is calculated as the average of the net asset balances as of each quarter end during the fiscal year and the prior year end.
(3)

Total return based on market value equals the change in the market value of our common stock per share during the period divided by the market value per share at the beginning of the period, and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(4)

Total return based on net asset value per share equals the change in net asset value per share during the period, plus dividends paid per share during the period, less other non-operating changes during the period, and divided by beginning net asset value per share for the period. Non-operating changes include any items that affect net asset value per share other than increase from investment operations, such as the effects of share issuances and repurchases and other miscellaneous items.

	As of December 31,
	2018	2017	2016	2015	2014
		(Dollars in Thousands)
Statement of assets and liabilities data:
Total investments, fair value	$642,982	$596,308	$524,454	$443,269	$396,355
Total assets (5)	693,876	646,263	586,742	480,668	431,020
Borrowings	277,500	242,800	224,000	229,000	183,500
Total net assets	402,985	393,273	353,785	247,362	243,263

(5)

In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-03, Interest—Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. We adopted ASU 2015-03 as of January 1, 2016. Prior to adoption, we recorded deferred financing costs as an asset on the consolidated statements of assets and liabilities. Upon adoption of ASU 2015-03, we reclassified these deferred costs to a direct offset of the related debt liability on the consolidated statements of assets and liabilities. In the table above, the new guidance has been applied retrospectively to fiscal years 2015 and 2014 to conform presentation.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters ending with the quarter ended December 31, 2018 (dollars in thousands, except per share data). This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total investment income	$18,233	$18,112	$17,872	$22,208
Net investment income	7,377	8,958	7,481	10,945
Net increase in net assets from operations	15,025	7,644	14,801	11,982
Net investment income per share	$0.30	$0.37	$0.31	$0.45
Net increase in net assets from operations per share	$0.61	$0.31	$0.61	$0.49
Net asset value per share at end of period	$16.28	$16.20	$16.41	$16.47

	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$16,228	$17,271	$18,048	$17,068
Net investment income	7,859	8,942	9,189	7,687
Net increase in net assets from operations	9,532	9,957	12,055	12,407
Net investment income per share	$0.35	$0.39	$0.38	$0.31
Net increase in net assets from operations per share	$0.42	$0.44	$0.49	$0.51
Net asset value per share at end of period	$15.80	$15.87	$15.97	$16.05

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Consolidated Financial Data,” Fidus Investment Corporation’s consolidated financial statements and related notes appearing elsewhere in this prospectus. The information contained in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

General and Corporate Structure

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

FIC was formed as a Maryland corporation on February 14, 2011. We completed our initial public offering, or IPO, in June 2011.

On June 20, 2011, FIC acquired all of the limited partnership interests of Fund I and membership interests of Fidus Mezzanine Capital GP, LLC, its general partner, resulting in Fund I becoming our wholly-owned SBIC subsidiary. Immediately following the acquisition, we and Fund I elected to be treated as business development companies, or BDCs, under the 1940 Act and our investment activities have been managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are independent of us. On March 29, 2013, we commenced operations of a second wholly-owned subsidiary, Fund II. Fund I and Fund II are collectively referred to as the “Funds.”

Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We plan to continue to operate the Funds as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures to enhance returns to our stockholders. We have also made, and continue to make, investments directly through FIC. We believe that utilizing FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities.

We have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one or more of our portfolio investments listed on the consolidated schedules of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the our consolidated financial statements reflect our investment in the portfolio company investments owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit us to hold equity investments in portfolio companies that are taxed as partnerships for U.S. federal income tax purposes (such as entities organized as limited liability companies (“LLCs”) or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with us for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

Revenues: We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on equity investments. Our debt investments, whether in the form of second lien, subordinated or first lien loans, typically have terms of five to seven years and bear interest at a fixed rate but may bear interest at a floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity dates, which may include prepayment penalties. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity may reflect the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, or structuring fees and fees for providing managerial assistance. Debt investment origination fees, OID and market discount or premium, if any, are capitalized, and we accrete or amortize such amounts into interest income. We record prepayment premiums on loans as fee income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Debt investments or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. See “Critical Accounting Policies and Use of Estimates—Revenue Recognition.” Interest is accrued daily based on the outstanding principal amount and the contractual terms of the debt. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution, and is generally recognized when received. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital. Distributions of earnings are included in dividend income while a return of capital is recorded as a reduction in the cost basis of the investment. Estimates are adjusted as necessary after the relevant tax forms are received from the portfolio company.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses: All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses allocable to personnel who provide these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses incurred by our investment advisor under the Investment Advisory Agreement or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, including “dead deal” costs;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees and management fees;

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and our investment advisor based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including our chief compliance officer, our chief financial officer, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	U.S. federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators including printing costs;

•	costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses reasonably incurred by us or our investment advisor in connection with administering our business.

Portfolio Composition, Investment Activity and Yield

During the years ended December 31, 2018 and 2017, we invested $212.3 million and $214.7 million in debt and equity investments, respectively, including 15 and 14 new portfolio companies, respectively. During the years ended December 31, 2018 and 2017, we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $188.3 million and $163.7 million, respectively, including exits of 15 and eight portfolio companies, respectively. The following table summarizes investment purchases and sales and repayments of investments by type for the years ended December 31, 2018 and 2017 (dollars in millions).

	Purchases of Investments				Sales and Repayments of Investments
	2018		2017		2018		2017
Second Lien Debt	$136.5	64.3%	$127.2	59.2%	$103.7	55.0%	$55.6	33.9%
Subordinated Debt	40.2	18.9	61.7	28.8	54.3	28.8	51.3	31.3
First Lien Debt	25.4	12.0	10.9	5.1	1.8	1.0	32.7	20.0
Equity	10.2	4.8	14.0	6.5	26.1	13.9	23.0	14.1
Warrants	—	—	0.9	0.4	2.4	1.3	1.1	0.7
Royalty Rights	—	—	—	—	—	—	—	—

Total	$212.3	100.0%	$214.7	100.0%	$188.3	100.0%	$163.7	100.0%

As of December 31, 2018, the fair value of our investment portfolio totaled $643.0 million and consisted of 60 active portfolio companies and three portfolio companies that have sold their underlying operations. As of December 31, 2018, seven debt investments bore interest at a variable rate, which represented $75.9 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $44.2 million as of December 31, 2018. As of December 31, 2018, our average active portfolio company investment at amortized cost was $10.0 million, which excludes investments in the three portfolio companies that have sold their underlying operations.

As of December 31, 2017, the fair value of our investment portfolio totaled $596.3 million and consisted of 60 active portfolio companies and three portfolio companies that have sold their underlying operations. As of

December 31, 2017, three debt investments bore interest at a variable rate, which represented $26.1 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $18.5 million as of December 31, 2017. As of December 31, 2017, our average active portfolio company investment at amortized cost was $9.6 million, which excludes investments in the three portfolio companies that have sold their underlying operations.

The weighted average yield on debt investments as of December 31, 2018 and 2017 was 12.6% and 13.0%, respectively. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yields were computed using the effective interest rates for debt investments at cost as of December 31, 2018 and 2017, including the accretion of OID and loan origination fees, but excluding investments on non-accrual status, if any. The following table shows the portfolio composition by investment type at fair value and cost and as a percentage of total investments (dollars in millions):

	Fair Value				Cost
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
Second Lien Debt	$366.5	57.0%	$341.3	57.3%	$380.0	63.5%	$357.6	62.0%
Subordinated Debt	104.3	16.2	126.5	21.2	105.9	17.7	126.5	21.9
First Lien Debt	51.8	8.1	28.8	4.8	52.2	8.7	31.9	5.5
Equity	106.7	16.6	84.6	14.2	53.5	8.9	53.9	9.3
Warrants	13.7	2.1	15.1	2.5	7.0	1.2	7.7	1.3
Royalty Rights	—	—	—	—	0.2	—	0.2	—

Total	$643.0	100.0%	$596.3	100.0%	$598.8	100.0%	$577.8	100.0%

The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments (dollars in millions). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
Midwest	$161.1	25.1%	$168.0	28.2%	$152.6	25.5%	$161.8	28.1%
Southeast	176.8	27.5	130.2	21.8	155.3	25.9	130.7	22.6
Northeast	89.7	13.9	107.8	18.1	84.2	14.1	105.3	18.2
West	62.8	9.8	63.4	10.6	54.5	9.1	54.0	9.3
Southwest	152.6	23.7	126.9	21.3	152.2	25.4	126.0	21.8

Total	$643.0	100.0%	$596.3	100.0%	$598.8	100.0%	$577.8	100.0%

The following table shows the detailed industry composition of our portfolio at fair value and cost as a percentage of total investments:

	Fair Value		Cost
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Specialty Distribution	13.4%	6.2%	14.1%	6.2%
Business Services	9.7	6.5	10.3	7.3
Information Technology Services	8.5	10.7	8.5	11.0
Component Manufacturing	7.9	6.6	8.9	7.0
Healthcare Services	7.8	10.8	7.7	9.9
Oil & Gas Services	6.4	4.7	1.7	2.7
Aerospace & Defense Manufacturing	5.8	4.4	6.0	4.3
Transportation Services	5.2	7.1	5.4	7.3
Healthcare Products	4.8	7.3	3.2	7.1
Vending Equipment Manufacturing	4.6	5.7	5.2	5.9
Industrial Cleaning & Coatings	4.1	4.3	4.7	4.6
Promotional Products	4.1	3.0	4.2	2.9
Building Products Manufacturing	3.8	5.1	5.1	5.4
Retail	2.4	2.8	2.7	2.9
Utility Equipment Manufacturing	2.4	2.6	2.5	2.8
Consumer Products	2.3	3.3	2.6	2.7
Packaging	2.2	0.1	2.4	0.1
Environmental Industries	1.9	—	2.0	—
Utilities: Services	1.7	1.6	1.7	1.7
Oil & Gas Distribution	1.0	1.0	1.0	1.0
Capital Equipment Manufacturing	0.0	3.4	0.0	3.4
Restaurants	0.0	0.4	0.1	1.7
Specialty Chemicals	0.0	0.2	0.0	0.2
Apparel Distribution	—	0.9	—	1.0
Electronic Components Supplier	—	0.6	—	0.2
Laundry Services	—	0.7	—	0.7
Safety Products Manufacturing	—	0.0	—	0.0

Total	100.0%	100.0%	100.0%	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•

Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations, the debt investment is expected to be paid in the near term and the trends and risk factors are favorable, and may include an expected capital gain on the equity investment.

•

Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•

Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•

Investment Rating 4 is used for investments performing materially below expectations and the risk has increased materially since origination. The investment has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value and cost as of December 31, 2018 and 2017 (dollars in millions):

	Fair Value				Cost
Investment Rating	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
1	$123.8	19.2%	$125.7	21.1%	$63.7	10.7%	$83.2	14.4%
2	403.1	62.7	398.4	66.8	396.2	66.2	393.6	68.1
3	94.3	14.7	51.8	8.7	101.4	16.9	60.7	10.5
4	21.3	3.3	18.3	3.1	33.2	5.5	28.3	4.9
5	0.5	0.1	2.1	0.3	4.3	0.7	12.0	2.1

Total	$643.0	100.0%	$596.3	100.0%	$598.8	100.0%	$577.8	100.0%

Based on our investment rating system, the weighted average rating of our portfolio as of December 31, 2018 and 2017 was 2.0 and 1.9, respectively, on a fair value basis and 2.2 and 2.1, respectively, on a cost basis.

Non-Accrual

As of December 31, 2018 and December 31, 2017, we had debt investments in two portfolio companies on non-accrual status, respectively (dollars in millions):

	December 31, 2018				December 31, 2017
Portfolio Company	Fair Value		Cost		Fair Value		Cost
K2 Industrial Services, Inc.	$13.2		$14.3		$—	(2)	$—	(2)
Restaurant Finance Co, LLC	—	(1)	—	(1)	2.1		9.3
Six Month Smiles Holdings, Inc.	—	(1)	—	(1)	5.0		9.4
US GreenFiber, LLC	7.6		15.3		—	(2)	—	(2)

Total	$20.8		$29.6		$7.1		$18.7

(1)	Portfolio company was no longer held at period end.
(2)	Portfolio company debt investments were not on non-accrual status at period end.

Discussion and Analysis of Results of Operations

Comparison of fiscal years ended December 31, 2018, 2017, and 2016

Investment Income

Below is a summary of the changes in total investment income for the years ended December 31, 2018, 2017, and 2016, as well as a comparison of those periods year-over-year (dollars in millions, percent change calculated based on underlying dollar amounts in thousands):

	Years Ended December 31,			2018 vs. 2017		2017 vs. 2016
	2018	2017	2016	$ Change	% Change (1)	$ Change	% Change (1)
Interest income	$60.9	$55.1	$47.5	$5.8	10.5%	$7.6	15.9%
Payment-in-kind interest income	6.6	7.0	5.2	(0.4)	(6.6%)	1.8	34.9%
Dividend income	4.0	1.9	3.7	2.1	115.4%	(1.8)	(49.1%)
Fee income	4.8	4.5	3.7	0.3	7.8%	0.8	20.9%
Interest on idle funds and other income	0.1	0.1	0.1	—	NM	—	NM

Total investment income	$76.4	$68.6	$60.2	$7.8	11.4%	$8.4	13.9%

(1)	NM = Not meaningful

For the year ended December 31, 2018, total investment income was $76.4 million, an increase of $7.8 million or 11.4%, from the $68.6 million of total investment income for the year ended December 31, 2017. As reflected in the table above, the increase is primarily attributable to the following:

•

$5.3 million increase in total interest income (including payment-in-kind interest income) resulting from higher average debt investment balances outstanding, partially offset by a decrease in weighted average debt yield, during 2018 as compared to 2017.

•	$2.1 million increase in dividend income, during 2018 as compared to 2017, due to increased levels of distributions received from equity investments.

•	$0.3 million increase in fee income resulting from an increase in prepayment fee income, and partially offset by a decrease in debt amendment fee income, during 2018 as compared to 2017.

For the year ended December 31, 2017, total investment income was $68.6 million, an increase of $8.4 million or 13.9%, from the $60.2 million of total investment income for the year ended December 31, 2016. As reflected in the table above, the increase is primarily attributable to the following:

•

$9.4 million increase in total interest income (including payment-in-kind interest income) resulting from higher average debt investment balances outstanding, partially offset by a small decrease in weighted average debt yield and two additional portfolio companies on non-accrual status, during 2017 as compared to 2016.

•

$0.8 million increase in fee income resulting from an increase in structuring fees due to a comparative increase in new investments and an increase in debt amendment fee income, during 2017 as compared to 2016.

•

$(1.8) million decrease in dividend income, during 2017 as compared to 2016, due to decreased levels of distributions received from equity investments and certain prior year dividend tax character true-ups recognized in 2017 upon receipt of the relevant tax forms from the underlying portfolio companies.

Expenses

Below is a summary of the changes in total expenses, including income tax provision, for the years ended December 31, 2018, 2017, and 2016, as well as a comparison of those periods year-over-year (dollars in millions, percent change calculated based on underlying dollar amounts in thousands):

	Years Ended December 31,			2018 vs. 2017		2017 vs. 2016
	2018	2017	2016	$ Change	% Change (1)	$ Change	% Change (1)
Interest and financing expenses	$13.0	$9.9	$10.6	$3.1	31.0%	$(0.7)	(6.6%)
Base management fee	11.4	9.8	8.3	1.6	16.1%	1.5	18.6%
Incentive fee—income	9.4	8.9	7.4	0.5	5.6%	1.5	20.9%
Incentive fee—capital gains	2.9	2.1	3.0	0.8	43.0%	(0.9)	(31.4%)
Administrative service expenses	1.5	1.4	1.4	0.1	2.4%	—	NM
Professional fees	1.3	1.4	1.3	(0.1)	(6.3%)	0.1	7.2%
Other general and administrative expenses	1.4	1.2	1.2	0.2	21.4%	—	NM

Total expenses, before income tax provision	40.9	34.7	33.2	6.2	17.9%	1.5	4.6%
Income tax provision	0.7	0.2	0.4	0.5	227.3%	(0.2)	(48.2%)

Total expenses, including income tax provision	$41.6	$34.9	$33.6	$6.7	19.3%	$1.3	3.9%

(1)	NM = Not meaningful

For the year ended December 31, 2018, total expenses, including income tax provision, were $41.6 million, an increase of $6.7 million or 19.3%, from the $34.9 million of total expenses, including income tax provision, for the year ended December 31, 2017. As reflected in the table above, the increase is primarily attributable to the following:

•

$3.1 million increase in interest and financing expenses due to an increase in average borrowings outstanding and an increase in weighted average interest rate on borrowings during 2018 as compared to 2017.

•	$1.6 million increase in base management fee due to higher average total assets during 2018 as compared to 2017.

•

$0.8 million increase in the capital gains incentive fee due to a $4.4 million increase in net gain on investments (net realized gains (losses) plus net change in unrealized appreciation (depreciation) on investments) during 2018, as compared to the same period in 2017.

•	$0.5 million increase in the income incentive fee due to a $2.5 million increase in pre-incentive fee net investment income during 2018, as compared to the same period in 2017.

•	$0.2 million increase in other general and administrative expenses during 2018 resulting from the write-off of deferred equity offering costs related to our previous Form N-2 registration statement.

For the year ended December 31, 2017, total expenses, including income tax provision, were $34.9 million, an increase of $1.3 million or 3.9%, from the $33.6 million of total expenses, including income tax provision, for the year ended December 31, 2016. As reflected in the table above, the increase is primarily attributable to the following:

•	$1.5 million increase in base management fee due to higher average total assets during 2017 as compared to 2016.

•	$1.5 million increase in the income incentive fee due to a $7.7 million increase in pre-incentive fee net investment income during 2017, as compared to the same period in 2016.

•

$(0.7) million decrease in interest and financing expenses due to a decrease in average borrowings outstanding and a decrease in weighted average interest rate on borrowings during 2017 as compared to 2016.

•

$(0.9) million decrease in the capital gains incentive fee due to a $(4.7) million decrease in net gain on investments (net realized gains (losses) plus net change in unrealized appreciation (depreciation) on investments) during 2017, as compared to the same period in 2016.

Net Investment Income

Net investment income was $34.8 million, $33.7 million, and $26.6 million for the years ended December 31, 2018, 2017, and 2016, respectively.

Net investment income increased by $1.1 million, or 3.2%, during fiscal 2018 as compared to fiscal 2017, as a result of the $7.8 million increase in total investment income compared to only a $6.7 million increase in total expenses, including income tax provision.

Net investment income increased by $7.1 million, or 26.6%, during fiscal 2017 as compared to fiscal 2016, as a result of the $8.4 million increase in total investment income compared to only a $1.3 million increase in total expenses, including income tax provision.

Net Gain (Loss) on Investments

For the year ended December 31, 2018, the total net realized loss on investments, before income tax provision on realized gains, was $(10.3) million. Income tax (provision) benefit from realized gains on investments was $(0.8) million for the year ended December 31, 2018. Significant realized gains (losses) for the year ended December 31, 2018 are summarized below (dollars in millions):

Portfolio Company	Realization Event	Net Realized Gains (Losses)
World Wide Packaging, LLC	Exit of portfolio company	$7.0
Apex Microtechnology, Inc.	Exit of portfolio company	6.7
FAR Research Inc.	Sale of portfolio company	3.3
Caldwell & Gregory, LLC	Exit of portfolio company	1.0
Thermoforming Technology Group LLC (dba Brown Machine Group)	Sale of portfolio company	0.7
Malabar International	Escrow distribution	0.3
Worldwide Express Operations, LLC	Distributions tax character true-up	0.2
Ice House America, LLC	Exit of portfolio company	0.1
Other		0.1
IOS Acquisitions, Inc.	Exit of portfolio company	(0.1)
Inflexxion, Inc.	Exit of portfolio company	(6.5)
Restaurant Finance Co, LLC	Exit of portfolio company	(6.8)
Cavallo Bus Lines Holdings, LLC	Exit of portfolio company	(7.4)
Six Month Smiles Holdings, Inc.	Exit of portfolio company	(8.9)

Net realized gain (loss) on investments		(10.3)
Income tax provision from realized gains on investments		(0.8)

Net realized gain (loss), net of income tax provision, on investments		$(11.1)

For the year ended December 31, 2017, the total net realized gain on investments, before income tax provision on realized gains, was $17.9 million. Income tax (provision) benefit from realized gains on investments was $(2.2) million for the year ended December 31, 2017. Significant realized gains (losses) for the year ended December 31, 2017 are summarized below (dollars in millions):

Portfolio Company	Realization Event	Net Realized Gains (Losses)
Malabar International	Exit of portfolio company	$6.8
Worldwide Express Operations, LLC	Sale of portfolio company	6.4
Lightning Diversion Systems, LLC	Exit of portfolio company	4.1
EBL, LLC (EbLens)	Sale of portfolio company	2.2
Brook & Whittle Limited	Exit of portfolio company	1.0
Anatrace Products, LLC	Sale of portfolio company	0.9
Other		0.1
Carlson Systems Holdings, Inc.	Escrow distribution	0.1
FTH Acquisition Corp. VII	Exit of portfolio company	(1.3)
FDS Avionics Corp. (dba Flight Display Systems)	Restructuring	(2.4)

Net realized gain (loss) on investments		17.9
Income tax provision from realized gains on investments		(2.2)

Net realized gain (loss), net of income tax provision, on investments		$15.7

For the year ended December 31, 2016, the total net realized loss on investments, before income tax provision on realized gains, was $(13.8) million. Income tax (provision) benefit from realized gains on investments was $(0.2) million for the year ended December 31, 2016. Significant realized gains (losses) for the year ended December 31, 2016 are summarized below (dollars in millions):

Portfolio Company	Realization Event	Net Realized Gains (Losses)
Carlson Systems Holdings, Inc.	Distribution related to sale of operations	$4.1
Lightning Diversion Systems, LLC	Distribution	1.1
Premium Franchise Brands, LLC	Exit of portfolio company	1.1
National Truck Protection Co., Inc.	Exit of portfolio company	1.0
Safety Products Group, LLC	Distribution related to sale of operations	0.5
Westminster Cracker Company, Inc.	Distribution related to sale of operations	0.2
Connect-Air International, Inc.	Escrow distribution	0.2
Other		0.1
Continental Anesthesia Management, LLC	Exit of portfolio company	(0.3)
Channel Technologies Group, LLC	Exit of portfolio company	(0.9)
Pinnergy, Ltd.	Restructuring	(8.9)
Paramount Building Solutions, LLC	Exit of portfolio company	(12.0)

Net realized gain (loss) on investments		(13.8)
Income tax provision from realized gains on investments		(0.2)

Net realized gain (loss), net of income tax provision, on investments		$(14.0)

During the years ended December 31, 2018, 2017 and 2016, we recorded a net change in unrealized appreciation (depreciation) on investments attributable to the following (dollars in millions):

	Years Ended December 31,
Unrealized Appreciation (Depreciation)	2018	2017	2016
Exit, sale or restructuring of investments	$11.2	$(14.4)	$21.5
Fair value adjustments to debt investments	(18.0)	(14.1)	(10.3)
Fair value adjustments to equity investments	32.5	23.1	17.8

Net change in unrealized appreciation (depreciation)	$25.7	$(5.4)	$29.0

Net Increase in Net Assets Resulting From Operations

Net increase in net assets resulting from operations was $49.5 million, $44.0 million, and $41.6 million for the years ended December 31, 2018, 2017, and 2016, respectively, as a result of the events described above.

Liquidity and Capital Resources

As of December 31, 2018, we had $42.0 million in cash and cash equivalents and our net assets totaled $403.0 million. We believe that our current cash and cash equivalents on hand, our Credit Facility and our anticipated cash flows from operations will provide adequate capital resources with which to operate and finance our investment business and make distributions to our stockholders for at least the next 12 months. We intend to generate additional cash primarily from the future offerings of securities (including the “at-the-market” program) and future borrowings, as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders. During the year ended December 31, 2018, we repaid $67.3 million of SBA debentures which would have matured during the period March 1, 2019 through March 1, 2022. Our remaining outstanding SBA debentures continue to mature in 2021 and subsequent years through 2028, which will require repayment on or before the respective maturity dates.

Cash Flows

For the year ended December 31, 2018, we experienced a net increase in cash and cash equivalents in the amount of $0.4 million. During that period, we used $8.1 million of cash for operating activities, which included the funding of $212.3 million of investments, which were partially offset by proceeds received from sales and repayments of investments of $188.3 million. During the same period, we received proceeds from the issuances of SBA debentures of $27.0 million, net proceeds of $25.0 million from borrowings under our Credit Facility and proceeds from the issuance of our Public Notes of $50.0 million; which were partially offset by repayments of SBA debentures of $67.3 million, cash dividends paid to stockholders of $39.2 million, the payment of deferred financing costs related to our debt financings of $2.7 million and repurchases of common stock under the Stock Repurchase Program (as defined below) of $0.6 million.

For the year ended December 31, 2017, we experienced a net decrease in cash and cash equivalents of $15.5 million. During that period, we used $28.2 million of cash for operating activities, which included $214.7 million used for purchases of investments, which is partially offset by proceeds of $163.7 million from sales and repayments of investments. During the same period, we received net proceeds from secondary offerings of shares of our common stock off of our effective shelf registration statement of $32.3 million, proceeds from the issuances of SBA debentures of $49.0 million, and proceeds from net borrowings under the Credit Facility of $11.5 million, which were partially offset by repayment of SBA debentures of $41.7 million, cash dividends paid to stockholders of $36.8 million and the payment of deferred financing costs of $1.6 million.

For the year ended December 31, 2016, we experienced a net increase in cash and cash equivalents of $25.4 million. During that period, we used $33.6 million of cash for operating activities, which included

$197.8 million used for purchases of investments, which is partially offset by proceeds of $137.5 million from sales and repayments of investments. During the same period, we received net proceeds from secondary offerings of shares of our common stock off of our effective shelf registration statement of $94.7 million and proceeds from the issuances of SBA debenture of $10.5 million, which were partially offset by net repayment of borrowings under the Credit Facility of $15.5 million, cash dividends paid to stockholders of $29.9 million and the payment of deferred financing costs of $0.8 million.

Capital Resources

We anticipate that we will continue to fund our investment activities on a long-term basis through a combination of additional debt and equity capital.

SBA debentures

The Funds are licensed SBICs, and have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital. The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $175.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million. SBA debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of December 31, 2018, Fund I and Fund II had $41.0 million and $150.0 million of outstanding SBA debentures, respectively. Fund I has commenced a wind-down plan and can no longer issue additional SBA debentures. Subject to SBA regulatory requirements and approval of an additional SBIC licensed fund, we may access up to $159.0 million of additional SBA debentures under the SBIC debenture program.

Credit Facility

In June 2014, we entered into the Credit Facility to provide additional funding for our investment and operational activities. On December 29, 2017, we entered into an amendment to the Credit Facility to, among other things, extend the maturity date from June 16, 2018 to June 16, 2019. On June 5, 2018, we entered into an incremental commitment agreement, whereby the amount available for borrowing under the Credit Facility was increased from $50.0 million to $75.0 million. On October 19, 2018, we entered into an incremental commitment agreement, whereby the amount available for borrowing under the Credit Facility was increased from $75.0 million to $90.0 million, with allowance for future increases in the commitments up to $100.0 million. The Credit Facility is secured by substantially all of our assets, excluding the assets of the Funds.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain portfolio investments. We are subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, transferability, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility.

We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2018, we were in compliance with all covenants of the Credit Facility and there were $36.5 million of borrowings outstanding under the Credit Facility.

Public Notes

On February 2, 2018, we closed the public offering of approximately $43.5 million in aggregate principal amount of our 5.875% notes due 2023, or the “Public Notes.” On February 22, 2018, the underwriters exercised their overallotment option to purchase an additional $6.5 million in aggregate principal of the Public Notes. The total net proceeds to us from the Public Notes, including the exercise of the underwriters’ overallotment option, after deducting underwriting discounts of approximately $1.5 million and estimated offering expenses of $0.4 million, were approximately $48.1 million.

The Public Notes will mature on February 1, 2023 and bear interest at a rate of 5.875%. The Public Notes are unsecured obligations and rank pari passu with our future unsecured indebtedness; effectively subordinated to all of our existing and future secured indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The Public Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 1, 2020. Interest on the Public Notes is payable quarterly on February 1, May 1, August 1 and November 1 of each year. The Public Notes are listed on the NASDAQ Global Select Market under the trading symbol “FDUSL.” As of December 31, 2018, the outstanding principal balance of the Public Notes was $50.0 million.

As of December 31, 2018, the weighted average stated interest rates for our SBA debentures, the Public Notes and the Credit Facility were 3.344%, 5.875% and 6.000%, respectively. As of December 31, 2018, we had $53.5 million of unutilized commitment under our Credit Facility, and we were subject to a 0.500% fee on such amount. As of December 31, 2018, the weighted average stated interest rate on total debt outstanding was 4.149%.

As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. We have received exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Funds from the 200.0% asset coverage requirements, which, in turn, will enable us to fund more investments with debt capital. Recent legislation, however, modifies the required minimum asset coverage ratio from 200.0% to 150.0%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after the one-year anniversary of such approval.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including Independent Directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 7, 2018, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to each such sale.

Stock repurchase plan

We have an open market stock repurchase program (the “Stock Repurchase Program”) under which we may acquire up to $5.0 million of our outstanding common stock. Under the Stock Repurchase Program, we may, but are not obligated to, repurchase outstanding common stock in the open market from time to time provided that we comply with the prohibitions under our insider trading policies and the requirements of Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market value and timing constraints. The timing, manner, price and amount of any share repurchases will be determined by our management, in its discretion, based upon the evaluation of economic and market conditions, stock price, capital availability, applicable legal and regulatory requirements and other corporate considerations. On October 30, 2018, the Board extended the Stock Repurchase Program through December 31, 2019, or until the approved dollar amount has been used to repurchase shares. The Stock Repurchase Program does not require us to repurchase any specific number of shares and the Company cannot assure that any shares will be repurchased under the Stock Repurchase Program. The Stock Repurchase Program may be suspended, extended, modified or discontinued at any time. During the year ended December 31, 2018, we repurchased 44,821 shares of common stock on the open market for $0.6 million. We did not make any repurchases of common stock during the years ended December 31, 2017 and 2016. Refer to Note 8 to our consolidated financial statements for additional information concerning stock repurchases.

Critical Accounting Policies and Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

As a BDC, we report our assets and liabilities at fair value at all times consistent with GAAP and the 1940 Act. Accordingly, we are required to periodically determine the fair value of all of our portfolio investments.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of our investment advisor;

•

our board of directors engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result it is not in our stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where we determine that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. Our board of directors consulted with the independent valuation firm(s) in arriving at our determination of fair value for 16 and 18 of our portfolio company investments representing 36.0% and 32.0% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended December 31, 2018 and 2017, respectively) as of December 31, 2018 and 2017, respectively;

•

the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by our board of directors, we perform detailed valuations of our debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

We evaluate investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For our debt investments the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. We prepare a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. We may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

For our equity investments, including equity securities and warrants, we generally use a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, we consider our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. We typically prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. We consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of our royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent royalty agreement. The determination of the fair value of such royalty rights is not a significant component of our valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the consolidated financial statements.

Revenue Recognition

Investments and related investment income. Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined by our board of directors through the application of our valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest and dividend income. Interest and dividend income are recorded on the accrual basis to the extent that we expect to collect such amounts. Interest is accrued daily based on the outstanding principal amount and the contractual terms of the debt. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution, and is generally recognized when received. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital. Distributions of earnings are included in dividend income while a return of capital is recorded as a reduction in the cost basis of the investment. Estimates are adjusted as necessary after the relevant tax forms are received from the portfolio company.

PIK income. Certain of our investments contain a PIK income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. We stop accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in our taxable income and, therefore, affects the amount we are required to pay to our stockholders in the form of dividends in order to maintain our tax treatment as a RIC and to avoid paying corporate-level U.S. federal income tax, even though we have not yet collected the cash.

Non-accrual. When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and we will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Warrants. In connection with our debt investments, we will sometimes receive warrants or other equity-related securities (Warrants). We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as OID, and accreted into interest income using the effective interest method over the term of the debt investment.

Fee income. All transaction fees earned in connection with our investments are recognized as fee income and are generally non-recurring. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned.

We also typically receive loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on our consolidated statements of assets and liabilities and accreted into interest income over the term of the investment.

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance is effective for annual and interim reporting periods beginning after December 15, 2017. We adopted the ASU effective January 1, 2018. The majority of our income streams are specifically excluded from the scope of the ASU as they relate to financial instruments that are within the scope of other topics, and in general the impact of adopting the ASU is not material to our consolidated financial position or disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Changes to the Disclosure Requirements for Fair Value Measurement, which modifies the disclosure requirements on fair value measurements. The guidance is effective for annual and interim reporting periods beginning after December 15, 2019. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which amends certain SEC disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP requirements, or changes in the information environment. As it pertains to us, the amendments include certain presentation changes to the net assets section of the consolidated statements of assets and liabilities, and the consolidated statements of changes in net assets (among other changes). The amendments are effective for all filings submitted on or after November 5, 2018. We adopted the amendments effective November 5, 2018. The amendments do not have a material effect on our consolidated financial position or disclosures.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. We had off-balance sheet arrangements consisting of outstanding commitments to fund various undrawn revolving loans and other credit facilities totaling $10.9 million and $8.4 million as of December 31, 2018 and 2017, respectively. Such outstanding commitments are summarized in the following table (dollars in millions):

	December 31, 2018				December 31, 2017
Portfolio Company—Investment	Total Commitment		Unfunded Commitment		Total Commitment	Unfunded Commitment
American AllWaste LLC (dba Waste Water Transport Services)—Delayed Draw Commitment—Term Loan-B	$3.0		$2.3		$—	$—
B&B Roadway and Security Solutions, LLC—Common Equity (Units)	0.1		0.1		—	—
FDS Avionics Corp. (dba Flight Display Systems)—Revolving Loan	0.2		0.1		—	—
Mesa Line Services, LLC—Delayed Draw Term Loan Commitment	4.0		3.1		4.0	4.0
Oaktree Medical Centre, P.C. (dba Pain Management Associates)—Senior Secured Revolving Loan	—		—		2.5	—
Rhino Assembly Company, LLC—Delayed Draw Commitment	0.9		0.9		1.5	1.5
Safety Products Group, LLC—Common Equity (Units)	2.9	(1)	2.9	(1)	2.9	2.9
UBEO, LLC—Delayed Draw Term Loan Commitment	1.5		1.5		—	—

Total	$12.6		$10.9		$10.9	$8.4

(1)

Portfolio company was no longer held at period end. The commitment represents our maximum potential liability related to certain guaranteed obligations stemming from the prior sale of the portfolio company’s underlying operations.

Additional detail for each of the commitments above is provided in our consolidated schedules of investments.

Contractual Obligations

As of December 31, 2018, our future fixed commitments (1) for cash payments are as follows:

	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	(Dollars in millions)
SBA debentures	$191.0	$—	$2.0	$33.5	$155.5
Credit Facility borrowings	36.5	36.5	—	—	—
Public Notes	50.0	—	—	50.0	—

Total	$277.5	$36.5	$2.0	$83.5	$155.5

(1)

Fixed commitments in the table above include the principal balance of the obligations as of December 31, 2018. While these obligations are outstanding, we will also incur related interest expense. The amount of interest expense that we ultimately incur will depend on the timing of repayments (which may occur on or before the stated maturity dates), and, as it relates to our Credit Facility, changes in the underlying variable reference interest rates. As of December 31, 2018, the weighted average stated interest rates for our SBA debentures, the Public Notes and the Credit Facility were 3.344%, 5.875% and 6.000%, respectively. As of December 31, 2018, we had $53.5 million of unutilized commitment under our Credit Facility, and we were subject to a 0.500% fee on such amount.

We have certain contracts under which we have material future commitments. We entered into the Investment Advisory Agreement with our investment advisor in accordance with the 1940 Act. Under the Investment Advisory Agreement, our investment advisor provides us with investment advisory and management services. We pay the following amounts for these services (a) a management fee equal to a percentage of the average of our total assets (excluding cash and cash equivalents) and (b) an incentive fee based on our performance. See “Business—Management and Other Agreements—Investment Advisory Agreement—Management Fee.”

Under the Administration Agreement, our investment advisor furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. See “Business—Management and Other Agreements—Administration Agreement.”

If any of our contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our Independent Directors and our stockholders.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, as our investment advisor. Pursuant to the agreement our investment advisor manages our day-to-day operating and investing activities. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. See Note 5 to our consolidated financial statements.

•	Edward H. Ross, our Chairman and Chief Executive Officer, and Thomas C. Lauer, our President, are managers of Fidus Investment Advisors, LLC. In May 2015, Fidus Investment Advisors, LLC entered into a combination with Fidus Partners, LLC (the “Combination”), by which members of Fidus Investment Advisors LLC and Fidus Partners, LLC (“Partners”) contributed all of their respective membership interest in Fidus Investment Advisors LLC and Partners to a newly formed limited liability company, Fidus Group Holdings, LLC (“Holdings”). As a result, Fidus Investment Advisors LLC is a wholly-owned subsidiary of Holdings, which is a limited liability company organized under the laws of Delaware.

•

We entered into the Administration Agreement with Fidus Investment Advisors, LLC to provide us with the office facilities and administrative services necessary to conduct day-to-day operations. See Note 5 to our consolidated financial statements.

•	We entered into a license agreement with Fidus Partners, LLC, pursuant to which Fidus Partners, LLC has granted us a non-exclusive, royalty-free license to use the name “Fidus.”

In connection with the IPO and our election to be regulated as a BDC, we applied for and received exemptive relief from the SEC on March 27, 2012 to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. The relief permits FIC and Fund I, each of which has elected to be treated as a BDC, to operate effectively as one company, specifically allowing them to: (1) engage in certain transactions with each other; (2) invest in securities in which the other is or proposes to be an investor; (3) file consolidated reports with the SEC; and (4) be subject to modified consolidated asset coverage requirements for senior securities issued by a BDC and its SBIC subsidiary. Fund II has not elected to be treated as a BDC and is not party to this exemptive relief. The fourth exemption described above allows us to exclude any indebtedness guaranteed by the SBA and issued by Fund I from the asset coverage requirements applicable to us. Effective June 30, 2014, pursuant to separate exemptive relief from the SEC, any SBA debentures issued by Fund II are not considered senior securities for purposes of the asset coverage requirements.

While we may co-invest with investment entities managed by our investment advisor or its affiliates, to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. The SEC staff has granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by our investment advisor or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In addition, we, Fund I and our investment advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that governs the conduct of our and our investment advisor’s officers, directors and employees. Additionally, our investment advisor has adopted a code of ethics pursuant to rule 204A-1 under the Advisers Act and in accordance with Rule 17j-1(c) under the 1940 Act. We, and Fund I, have also adopted a code of business conduct that is applicable to all officers, directors and employees of Fidus and our investment advisor. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

Recent Developments

On January 3, 2019, we invested $17.0 million in subordinated debt, common equity and preferred equity, and made a commitment for up to $11.0 million of additional subordinated debt, of BCM One Group Holdings, Inc., a provider of managed technology solutions and services.

On January 3, 2019, we exited our debt investments in Gurobi Optimization, LLC. We received payment in full of $20.4 million on our subordinated debt, which includes a prepayment penalty.

On January 28, 2019, we exited our existing debt and equity investments in K2 Industrial Services, Inc. We received payment in full on our Tranche A and A-1 notes, including prepayment penalties, and recognized a loss of approximately $1.3 million on our equity investment. We converted our remaining Tranche B note into a new debt security of K2 Merger Agreement Agent, LLC (the residual escrow entity).

On January 28, 2019, we invested $18.4 million in subordinated debt and common equity of BCC Group Holdings, Inc., a leading provider of software and data solutions designed to enhance direct mail processing.

On January 31, 2019, the board of directors declared a regular quarterly dividend of $0.39 per share payable on March 22, 2019 to stockholders of record as of March 8, 2019.

On February 1, 2019, we exited our debt investment in Fiber Materials, Inc. We received payment in full of $4.0 million on our second lien debt.

On February 1, 2019, we exited our debt investment in Tile Redi, LLC. We received payment in full of $10.2 million on our first lien debt.

On February 7, 2019, we invested $10.5 million in first lien debt and common equity of Diversified Search, LLC, a leading multi-practice retained executive search firm.

On February 8, 2019, we closed the public offering of approximately $60.0 million in aggregate principal amount of our 6.000% notes due 2024, or the “2024 Notes.” On February 19, 2019, the underwriters exercised their option to purchase an additional $9.0 million in aggregate principal of the 2024 Notes. The total net proceeds to us from the 2024 Notes, including the exercise of the underwriters’ option, after deducting underwriting discounts of approximately $2.1 million and estimated offering expenses of $0.4 million, were approximately $66.5 million.

The 2024 Notes will mature on February 15, 2024 and bear interest at a rate of 6.000%. The 2024 Notes are unsecured obligations and rank pari passu with our future unsecured indebtedness, including our outstanding Public Notes; effectively subordinated to all of our existing and future secured indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The 2024 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2021. Interest on the 2024 Notes is payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2019. The 2024 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FDUSZ.” We may from time to time repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of April 24, 2019, the outstanding principal balance of the 2024 Notes was approximately $69.0 million.

The indenture governing the 2024 Notes, or the “Indenture,” contains certain covenants, including covenants (i) requiring our compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, whether or not we continue to be subject to such provisions of the 1940 Act; (ii) requiring our compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, whether or not we continue to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of our capital stock (except to the extent necessary for us to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring us to provide financial information to the holders of the 2024 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

On February 28, 2019, we repaid $19.8 million of SBA debentures with a weighted average interest rate of 3.1% which would have matured on dates ranging from September 1, 2021 to March 1, 2025.

On March 12, 2019, we invested $5.5 million in first lien debt and common equity of Bedford Precision Parts LLC, a leading distributor and assembler of replacement parts, accessories and kits for the spraying equipment industry (paint, foam, other).

On March 21, 2019, our wholly-owned subsidiary, Fidus Mezzanine Capital III, L.P. received a license from the SBA to operate as an SBIC.

On March 29, 2019, we exited our common equity investment in Consolidated Infrastructure Group Holdings, LP and realized a loss of $0.4 million.

On April 24, 2019, we executed an amendment and restatement of our Credit Facility, whereby, among other things, the total commitments under the Credit Facility increased from $90 million to $100 million, the final maturity date was extended from June 16, 2019 to April 24, 2023, and the pricing on the Credit Facility was reduced from LIBOR plus 3.50% to LIBOR plus 3.00%. The amendment also includes an expansion of the accordion feature to $250 million to accommodate further growth of the Company, and modifies certain covenants to the Credit Facility.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the years indicated in the table, unless otherwise noted. RSM US LLP’s report on the senior securities table as of December 31, 2018, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year (6)	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)(5)	Involuntary liquidation Preference per Unit (3)		Average Market Value per Unit (4)
	(Table Dollars in Thousands; Footnotes to Table Dollars in Whole Dollars)
SBA debentures
2007	$—	$—	$	*	N/A
2008	46,450	1,701		*	N/A
2009	79,450	1,610		*	N/A
2010	93,500	1,556		*	N/A
2011	104,000	2,351		*	N/A
2012	144,500	—		*	N/A
2013	144,500	—		*	N/A
2014	173,500	—		*	N/A
2015	213,500	—		*	N/A
2016	224,000	—		*	N/A
2017	231,300	—		*	N/A
2018	191,000	—		*	N/A
Credit Facility
2007	$15,520	$2,285	$	*	N/A
2008	—	—		*	N/A
2009	—	—		*	N/A
2010	—	—		*	N/A
2011	—	—		*	N/A
2012	—	—		*	N/A
2013	—	—		*	N/A
2014	10,000	42,676		*	N/A
2015	15,500	30,733		*	N/A
2016	—	—		*	N/A
2017	11,500	55,311		*	N/A
2018	36,500	18,643		*	N/A
Public Notes
2018	$50,000	$13,610	$	*	$1,287

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “*” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)

Not applicable to SBA debentures and Credit Facility because these senior securities are not registered for public trading. The average market value per unit for the Public Notes is based on the average of the closing market price as of each quarter end during the fiscal year and the prior year end, as applicable, and is expressed per $1,000 of indebtedness. The Public Notes were issued in $25 increments.

(5)	We have excluded our SBA-guaranteed debentures with respect to Fund I from the asset coverage calculation with respect to Fund I as of December 31, 2012 pursuant to the exemptive relief granted by the

SEC in March 2012 that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. We have excluded our SBA-guaranteed debentures with respect to Fund II from the asset coverage calculation as of December 31, 2014 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the 200% (or 150% if we satisfy certain requirements in the future) asset coverage ratio we are required to maintain under the 1940 Act.
(6)

On February 8, 2019, we closed the public offering of $60.0 million in aggregate principal amount of our 2024 Notes. The ticker symbol for the 2024 Notes is “FDUSZ.” On February 19, 2019, the underwriters exercised their option to purchase an additional $9.0 million in aggregate principal of the 2024 Notes. As of April 24, 2019, the outstanding principal balance of the 2024 Notes was approximately $69.0 million.

THE COMPANY

General

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $30.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $30.0 million per portfolio company.

As of December 31, 2018, we had debt and equity investments in 63 portfolio companies with an aggregate fair value of $643.0 million. The weighted average yield on our debt investments as of December 31, 2018 was 12.6%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates and investments at cost as of December 31, 2018, including accretion of OID and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

As of December 31, 2017, we had debt and equity investments in 63 portfolio companies with an aggregate fair value of $596.3 million. The weighted average yield on our debt investments as of December 31, 2017 was 13.0%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates and investments at cost as of December 31, 2017, including accretion of OID and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market. We believe that lower middle-market companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options.

Current credit market dislocation for lower middle-market companies has created an opportunity for attractive risk-adjusted returns. In this market, we believe traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds have reduced lending and investing in the lower middle-market, which has resulted in increased opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in the lower middle-market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity. We believe there is a large pool of uninvested private equity capital, and we expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and our relationships with private equity firms position us to partner with private equity investors.

Future refinancing activity is expected to create additional investment opportunities. A high volume of financings completed will mature in the coming years. Additionally, we believe that demand for debt financing from lower middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe this supply of opportunities coupled with limited financing providers focused on lower middle-market companies will continue to offer investment opportunities with attractive risk-adjusted returns.

Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of FIC as defined in section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor, see “Management and Other Agreements—Investment Advisory Agreement.”

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation.

Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Business Strategy

We intend to accomplish our goal of becoming one of the premier providers of capital to and value-added partner of lower middle-market companies by:

Leveraging the Experience of Our Investment Advisor. Our investment advisor’s investment professionals have significant experience investing in, lending to and advising companies across multiple industries and changing market cycles. These professionals have diverse backgrounds with prior experience in senior management positions at investment banks, specialty finance companies, commercial banks and privately and publicly held companies and have extensive experience investing across all levels of the capital structure of lower middle-market companies. We believe these professionals possess an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies, enabling our investment advisor to effectively identify, assess, structure and monitor our investments.

Capitalizing on Our Strong Transaction Sourcing Network. Our investment advisor’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior capital partners, financial intermediaries and management teams of privately owned businesses. We believe that the combination of our investment advisor’s relationships and our reputation as a reliable, responsive and value-added financing partner helps us generate a steady stream of new investment opportunities and proprietary deal flow.

Serving as a Value-Added Partner with Customized Financing Solutions. We follow a partnership-oriented investment approach and focus on opportunities where we believe we can add value to a portfolio company. We primarily concentrate on industries or market niches in which the investment professionals of our investment advisor have prior experience. These professionals also have expertise in structuring securities at all levels of the capital structure, which we believe positions us well to meet the unique financing needs of our portfolio companies. We invest primarily in second lien and subordinated debt securities, typically coupled with an equity interest; however, on a selective basis we may invest in first lien senior secured or unitranche loans. Further, as a publicly-traded BDC, we have a longer investment horizon without the capital return requirements of traditional private investment vehicles. We believe this flexibility enables us to generate attractive risk-adjusted returns on invested capital and enables us to be a better long-term partner for our portfolio companies. We believe that by leveraging the industry and structuring expertise of our investment advisor coupled with our long-term investment horizon, we are well positioned to be a value-added partner for our portfolio companies.

Employing Rigorous Due Diligence and Underwriting Processes Focused on Capital Preservation. Our investment advisor follows a disciplined and credit-oriented approach to evaluating and investing in companies. We focus on companies with proven business models, significant free cash flow, defensible market positions and significant enterprise value cushion for our debt investments. In making investment decisions, we seek to minimize the risk of capital loss without foregoing the opportunity for capital appreciation. Our investment advisor’s investment professionals have developed extensive due diligence and underwriting processes designed to better assess a portfolio company’s prospects and to determine the appropriate investment structure. Our investment advisor thoroughly analyzes each potential portfolio company’s competitive position, financial performance, management team, growth potential and industry attractiveness. As part of this process, our investment advisor also participates in meetings with management, tours of facilities, discussions with industry professionals and third-party reviews. We believe this approach enables us to build and maintain an attractive investment portfolio that meets our return and value criteria over the long term.

Actively Managing our Portfolio. We believe that our investment advisor’s initial and ongoing portfolio review process allows us to effectively monitor the performance and prospects of our portfolio companies. We seek to obtain board observation rights or board seats with respect to our portfolio companies, and we conduct monthly financial reviews and have regular discussions with portfolio company management. We structure our investments with a comprehensive set of financial maintenance, affirmative and negative covenants. We believe that active monitoring of our portfolio companies’ compliance with covenants provides us with an early warning of any financial difficulty and enhances our ability to protect our invested capital.

Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among companies, industries, geographic regions and end markets. We have made investments in portfolio companies in the following industries: business services, industrial products and services, value-added distribution, healthcare products and services, consumer products and services (including retail, food and beverage), energy services, defense and aerospace, transportation and logistics, information technology services and niche manufacturing. We believe that investing across various industries helps mitigate the potential effects of negative economic events for particular companies, regions and industries.

Benefiting from Lower Cost of Capital. The Funds’ SBIC licenses allow us to issue SBA-guaranteed debentures. These SBA debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our funding strategy, our relative cost of debt capital should be lower than many of our competitors. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

Investments

We seek to create a diversified investment portfolio that primarily includes loans and, to a lesser extent, equity securities. Our investments typically range between $5.0 million to $30.0 million per portfolio company, although this investment size may vary proportionately with the size of our capital base. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We may invest in the equity securities of our portfolio companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments.

Second Lien Debt. The majority of our debt investments take the form of second lien debt, which includes senior subordinated notes. Second lien debt investments obtain security interests in the assets of the portfolio company as collateral in support of the repayment of such loans. Second lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first lien debt secured by those assets. First lien lenders and second lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first lien lenders with priority over the second lien lenders’ liens on the collateral. These loans typically provide for no contractual loan amortization, with all amortization deferred until loan maturity, and may include payment-in-kind (“PIK”) interest, which increases the principal balance over the term and, coupled with the deferred principal payment provision, increases credit risk exposure over the life of the loan.

Subordinated Debt. These investments are typically structured as unsecured, subordinated notes. Structurally, subordinated debt usually ranks subordinate in priority of payment to first lien and second lien debt and may not have the benefit of financial covenants common in first lien and second lien debt. Subordinated debt may rank junior as it relates to proceeds in certain liquidations where it does not have the benefit of a lien in specific collateral held by creditors (typically first lien and/or second lien) who have a perfected security interest in such collateral. However, subordinated debt ranks senior to common and preferred equity in an issuer’s capital structure. These loans typically have relatively higher fixed interest rates (often representing a combination of cash pay and PIK interest) and amortization of principal deferred to maturity. The PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, coupled with the deferred principal payment provision, increases credit risk exposure over the life of the loan.

First Lien Debt. To a lesser extent, we also structure some of our debt investments as senior secured or first lien debt investments. First lien debt investments are secured by a first priority lien on existing and future assets of the borrower and may take the form of term loans or revolving lines of credit. First lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second lien lenders in those assets. Our first lien debt may include stand-alone first lien loans, “last out” first lien loans, or “unitranche” loans. Stand-alone first lien loans are traditional first lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest. “Last out” first lien loans have a secondary priority behind super-senior “first out” first lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second lien lenders often are subject.

Many of our debt investments also include excess cash flow sweep features, whereby principal repayment may be required before maturity if the portfolio company achieves certain defined operating targets. Additionally, our debt investments typically have principal prepayment penalties in the early years of the loan. Substantially all of our debt investments provide for a fixed interest rate.

Equity Securities. Our equity securities typically consist of either a direct minority equity investment in common or preferred stock or membership/partnership interests of a portfolio company, or we may receive warrants to buy a minority equity interest in a portfolio company in connection with a debt investment. Warrants we receive with our debt investments typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. Our equity investments are typically not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. Our equity investments typically are made in connection with debt investments to the same portfolio companies.

Our Consolidated Portfolio

We generally seek to invest in companies from the broad range of industries in which our investment advisor has direct experience. The following is a representative list of the broad industry segments in which we have invested; however, we may invest in other industries if we are presented with attractive opportunities.

• aerospace & defense;	• infrastructure;
• business services;	• logistics & transportation;
• consumer products / multi-unit;	• niche manufacturing;
• energy services;	• software & tech-enabled services; and
• healthcare products;	• value-added distribution.
• industrial;

As of December 31, 2018, we had investments in 63 portfolio companies with an aggregate fair value of $643.0 million. As of December 31, 2017, we had investments in 63 portfolio companies with an aggregate fair value of $596.3 million.

The following table shows the portfolio composition by geographic region at fair value and cost and as a percentage of total investments (dollars in millions). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
Midwest	$161.1	25.1%	$168.0	28.2%	$152.6	25.5%	$161.8	28.1%
Southeast	176.8	27.5	130.2	21.8	155.3	25.9	130.7	22.6
Northeast	89.7	13.9	107.8	18.1	84.2	14.1	105.3	18.2
West	62.8	9.8	63.4	10.6	54.5	9.1	54.0	9.3
Southwest	152.6	23.7	126.9	21.3	152.2	25.4	126.0	21.8

Total	$643.0	100.0%	$596.3	100.0%	$598.8	100.0%	$577.8	100.0%

The following table shows the detailed industry segment composition of our portfolio at fair value and cost as a percentage of total investments.

	Fair Value		Cost
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Specialty Distribution	13.4%	6.2%	14.1%	6.2%
Business Services	9.7	6.5	10.3	7.3
Information Technology Services	8.5	10.7	8.5	11.0
Component Manufacturing	7.9	6.6	8.9	7.0
Healthcare Services	7.8	10.8	7.7	9.9
Oil & Gas Services	6.4	4.7	1.7	2.7
Aerospace & Defense Manufacturing	5.8	4.4	6.0	4.3
Transportation Services	5.2	7.1	5.4	7.3
Healthcare Products	4.8	7.3	3.2	7.1
Vending Equipment Manufacturing	4.6	5.7	5.2	5.9
Industrial Cleaning & Coatings	4.1	4.3	4.7	4.6
Promotional Products	4.1	3.0	4.2	2.9
Building Products Manufacturing	3.8	5.1	5.1	5.4
Retail	2.4	2.8	2.7	2.9
Utility Equipment Manufacturing	2.4	2.6	2.5	2.8
Consumer Products	2.3	3.3	2.6	2.7
Packaging	2.2	0.1	2.4	0.1
Environmental Industries	1.9	—	2.0	—
Utilities: Services	1.7	1.6	1.7	1.7
Oil & Gas Distribution	1.0	1.0	1.0	1.0
Capital Equipment Manufacturing	0.0	3.4	0.0	3.4
Restaurants	0.0	0.4	0.1	1.7
Specialty Chemicals	0.0	0.2	0.0	0.2
Apparel Distribution	—	0.9	—	1.0
Electronic Components Supplier	—	0.6	—	0.2
Laundry Services	—	0.7	—	0.7
Safety Products Manufacturing	—	0.0	—	0.0

Total	100.0%	100.0%	100.0%	100.0%

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve month EBITDA of $5.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities for our portfolio equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

Investment Committee

Our investment advisor has formed an investment committee to evaluate and approve all of our investments. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee also serves to provide investment consistency and adherence to our investment advisor’s core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

The members of the investment committee that evaluate and approve all of our investments are Edward H. Ross, Thomas C. Lauer, John H. Grigg, Robert G. Lesley, Jr., John J. Ross, II, Thomas J. Steiglehner, and W. Andrew Worth.

Investment Process Overview

Our investment advisor has developed the following investment process based on the experience of its investment professionals to identify investment opportunities and to structure investments quickly and effectively. Furthermore, our investment advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the portfolio company’s capital structure. The investment process consists of five distinct phases:

•	Investment Generation/Origination;

•	Initial Evaluation;

•	Due Diligence and Underwriting;

•	Documentation and Closing; and

•	Active Portfolio Management.

Each of the phases is described in more detail below.

Investment Generation/Origination. Our investment origination efforts are focused on leveraging our investment advisor’s extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries, service providers and management teams of privately owned businesses. We believe that our investment advisor’s investment professionals have reputations as reliable, responsive and value-added partners for lower middle-market companies. Our investment advisor’s focus and reputation as a valued-added partner generates a balanced mix of proprietary deal flow and a steady stream of new deal opportunities.

Initial Evaluation. After a potential transaction is received by our investment advisor, it will conduct an initial review of the transaction materials to determine whether it meets our investment criteria and complies with SBA and other regulatory compliance requirements.

If the potential transaction initially meets our investment criteria, at least two members of the investment committee, referred to as the deal team, will conduct a preliminary due diligence review, taking into consideration some or all of the following factors:

•	A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine a range of estimated internal rates of return.

•	An initial call or meeting with the portfolio company management team, owner, private equity sponsor or other deal partner.

•	A brief industry and market analysis, leveraging direct industry expertise from other investment professionals of our investment advisor.

•	Preliminary qualitative analysis of the portfolio company management team’s competencies and backgrounds.

•	Potential investment structures and pricing terms.

Upon successful completion of the screening process, the deal team prepares a screening memorandum and makes a recommendation to the investment committee. At this time, the investment committee will also consider whether the investment would be made by FIC or through the Funds. If the investment committee supports the deal team’s recommendation, the deal team issues a non-binding term sheet to the potential portfolio company. Such a term sheet will typically include the key economic terms based on our analysis conducted during the screening process. Upon agreement on a term sheet with the potential portfolio company, our investment advisor will begin a formal diligence and underwriting process.

Due Diligence and Underwriting. Our investment advisor has developed a rigorous and disciplined due diligence process that includes a comprehensive understanding of a borrower’s industry, market, operational, financial, organizational and legal positions and prospects. The due diligence review will take into account information that the deal team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes some or all of the following:

•	Initial or additional site visits and facility tours with management and key personnel.

•	Review of the business history, operations and strategy.

•	In depth review of industry and competition.

•	Analysis of key customers and suppliers, including review of any concentrations and key contracts.

•

Detailed review of historical and projected financial statements, including a review of at least three years of performance (annual and monthly), key financial ratios, revenue, expense and profitability drivers and sensitivities to management’s financial projections.

•	Detailed evaluation of company management, including background checks.

•	Third party reviews of accounting, environmental, legal, insurance, material contracts, competition, industry and market studies and interviews with customers and suppliers, (each as appropriate).

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

During the due diligence process, significant attention is given to sensitivity analyses and how the portfolio company might be expected to perform given various scenarios, including downside, “base case” and upside. Upon satisfactory completion of the due diligence review process, the deal team will present their findings and a recommendation to the investment committee. If the investment committee supports the deal team’s recommendation, the deal team will proceed with negotiating and documenting the investment.

Documentation and Closing. Our investment advisor works with the management of a potential portfolio company and its other capital providers, including, as applicable, senior, junior and equity capital providers to structure an investment. Our investment advisor structures each investment with an acute focus on capital preservation and will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company. We seek to limit the downside of our investments by:

•	Targeting an optimal total return on our investments (including a combination of current and deferred interest, prepayment penalties and equity participation) that compensates us for credit risk.

•

Negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, yet consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either board observation or rights to a seat on the board under some circumstances.

•

Structuring financial covenants and terms in our debt investments that require a portfolio company to reduce leverage over time, thereby mitigating the risk of loss and increasing the likelihood of achieving targeted returns on investment. These methods may include, among others: leverage covenants requiring a decreasing ratio of debt to cash flow; cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, or limiting a company’s ability to relever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

We expect to hold most of our investments to maturity or repayment, but may exit our investments earlier if a liquidity event takes place, such as a sale or recapitalization of a portfolio company, or if we determine that a sale of one or more of our investments is in our best interest.

Active Portfolio Management. Active portfolio monitoring is a vital part of our investment process and we continuously monitor the status and progress of the portfolio companies. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes.

As part of the monitoring process, the deal team conducts a comprehensive review of the financial and operating results of each portfolio company that includes a review of the monthly/quarterly financials relative to prior year and budget, a review of the financial projections including cash flow and liquidity needs, meeting with management, attending board meetings and reviewing compliance certificates and covenants. We maintain an ongoing dialogue with the management and any controlling equity holders of a portfolio company that will include discussions about the company’s business plans and growth opportunities and any changes in industry and competitive dynamics. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we may maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. Our investment advisor’s portfolio management will also include quarterly portfolio reviews with all investment professionals and investment committee members.

Investment Rating System

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•

Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations, the debt investment is expected to be paid in the near term and the trends and risk factors are favorable, and may include an expected capital gain.

•

Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risks factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•

Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•

Investment Rating 4 is used for investments performing materially below our expectations and the risk has increased materially since origination. The portfolio company has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value and cost as of December 31, 2018 and 2017 (dollars in millions).

	Fair Value				Cost
Investment Rating	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
1	$123.8	19.2%	$125.7	21.1%	$63.7	10.7%	$83.2	14.4%
2	403.1	62.7	398.4	66.8	396.2	66.2	393.6	68.1
3	94.3	14.7	51.8	8.7	101.4	16.9	60.7	10.5
4	21.3	3.3	18.3	3.1	33.2	5.5	28.3	4.9
5	0.5	0.1	2.1	0.3	4.3	0.7	12.0	2.1

Total	$643.0	100.0%	$596.3	100.0%	$598.8	100.0%	$577.8	100.0%

Based on our investment rating system, the weighted average rating of our portfolio as of December 31, 2018 and 2017 was 2.0 and 1.9, respectively, on a fair value basis and 2.2 and 2.1, respectively, on a cost basis.

Determination of Net Asset Value and Valuation Process

We determine the net asset value per share of our common stock on at least a quarterly basis, and more frequently if we are required to do so in connection with the issuance of shares of our common stock or pursuant to applicable federal laws and regulations. The net asset value per share of common stock is equal to the carrying value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. Our business plan calls for us to invest primarily in illiquid securities issued by private companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Because there is not a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process in accordance with authoritative accounting guidelines. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Use of Estimates—Valuation of Portfolio Investments.”

Competition

Our primary competitors in providing financing to lower middle-market companies include public and private funds, other BDCs, SBICs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our RIC status.

We use the expertise of the investment professionals of our investment advisor to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our investment advisor enable us to learn about, and compete effectively for, financing opportunities with attractive lower middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by our investment advisor, which is also acting as our administrator. We have a chief executive officer, president, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are employees of, and are compensated by, our investment advisor, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to the Administration Agreement. Some of our executive officers are also officers of our investment advisor. See “Management and Other Agreements—Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, and are provided by our investment advisor pursuant to the Administration Agreement. Our investment advisor also maintains additional office space at 227 West Trade Street, Suite 1910, Charlotte, North Carolina 28202, 1140 Avenue of the Americas, Suite 1500, New York, New York 10036, and 170 Meeting Street, Suite 226, Charleston, South Carolina 29401. We believe that our office facilities are suitable and adequate to our business as we contemplate conducting it.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

The following table sets forth certain audited information as of December 31, 2018, for the portfolio companies in which we had a debt or equity investment (dollars in thousands). Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

Portfolio Company Address of Portfolio Company	Investment Type	Industry	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Principal Amount	Cost	Fair Value
Control Investments (c)

FDS Avionics Corp. (dba Flight Display Systems)		Aerospace & Defense Manufacturing
6435 Shiloh Road, Suite D	Second Lien Debt			4.00%/11.00%	4/1/2020	$6,203	$6,196	$5,397
Alpharetta, GA 30005	Revolving Loan			4.00%/11.00%	4/1/2020	215	215	215
	Common Equity (7,478 shares)		93.5%				748	—

							7,159	5,612
K2 Industrial Services, Inc.		Industrial Cleaning & Coatings
5233 Hohman Ave.	Second Lien Debt (d)			0.00%/15.00%	6/25/2020	10,453	10,423	10,453
Hammond, IN 46320	Second Lien Debt (d)			0.00%/12.00%	6/25/2020	2,261	2,255	1,155
	Second Lien Debt (d)			0.00%/19.00%	6/25/2020	1,600	1,592	1,600
	Common Equity (1,673 shares)		3.0%				1,268	—

							15,538	13,208

Total Control Investments							$22,697	$18,820

Affiliate Investments (b)

FAR Research Inc.		Specialty Chemicals
2210 Wilhelmina Ct, NE	Common Equity (1,396 units)		13.9%				$—	$116
Palm Bay, FL 32905
Fiber Materials, Inc.		Aerospace & Defense Manufacturing
5 Morin Street	Second Lien Debt			12.00%/0.00%	5/30/2022	$4,044	4,032	4,044
Biddeford, ME 04005	Common Equity (10 units)		9.8%				1,000	2,104

							5,032	6,148
Medsurant Holdings, LLC		Healthcare Services
1660 S Albion Street, Suite 425	Second Lien Debt			13.00%/0.00%	6/30/2020	8,823	8,795	8,823
Denver, CO 80222	Preferred Equity (126,662 units)		3.4%				1,346	2,703
	Warrant (505,176 units)		13.7%				4,516	9,820

							14,657	21,346
Microbiology Research Associates, Inc.		Healthcare Services
33 Nagog Park	Subordinated Debt			11.00%/1.50%	3/13/2022	8,798	8,783	8,122
Acton, MA 01720	Common Equity (1,625,731 units)		7.7%				1,938	1,924

							10,721	10,046
Mirage Trailers LLC		Utility Equipment Manufacturing
2212 Industrial Road	Second Lien Debt			13.85%/1.50%	11/25/2020	6,109	6,075	6,109
Nampa, ID 83687	Common Equity (2,500,000 shares)		21.4%				2,179	3,174

							8,254	9,283
Pfanstiehl, Inc.		Healthcare Products
1219 Glen Rock Avenue	Subordinated Debt			10.50%/0.00%	9/29/2022	6,208	6,197	6,208
Waukegan, IL 60085	Common Equity (8,500 units)		15.6%				850	13,815

							7,047	20,023
Pinnergy, Ltd.		Oil & Gas Services
111 Congress Ave. Suite 2020	Second Lien Debt			12.00%/0.00%	1/24/2020	4,000	3,993	4,000
Austin, TX 78701	Common Equity—Class A-2 (42,500 units)		41.7%				3,000	33,878
	Common Equity—Class B (1,000 units)		0.0%				3,000	3,000

							9,993	40,878
Steward Holding LLC (dba Steward Advanced Materials)		Aerospace & Defense Manufacturing
PO Box 2068	Second Lien Debt			12.00%/1.50%	5/12/2021	7,553	7,538	7,553
Chattanooga, TN 37407	Common Equity (1,000,000 units)		5.8%				1,000	1,357

							8,538	8,910
Trantech Radiator Products, Inc.		Utility Equipment Manufacturing
1 Tranter Dr. P.O. Box 570	Second Lien Debt			13.75%/0.00%	12/31/2019	5,994	5,994	5,994
Edgefield, SC 29824	Common Equity (6,875 shares)		6.8%				688	307

							6,682	6,301

Total Affiliate Investments							$70,924	$123,051

Non-control/Non-affiliate Investments

Accent Food Services, LLC		Vending Equipment Manufacturing
16209 Central Commerce Parkway	Second Lien Debt			10.00%/5.00%	5/30/2022	$30,312	30,205	28,879
Pflugerville, TX 68660	Common Equity (7,885 units)		0.8%				800	462

							31,005	29,341
Allied 100 Group, Inc.		Healthcare Products
1800 U.S. Highway 51 North	Common Equity (1,250,000 units)		2.2%				1,250	1,744
Woodruff, WI 54568
Alzheimer’s Research and Treatment Center		Healthcare Services
5065 State Road 7, Suite 102	First Lien Debt			12.38%/0.00%	10/23/2023	6,500	$6,451	$6,451
Lake Worth, FL 33449	Common Equity (1,000 units)		2.3%				1,000	1,000

							7,451	7,451

Portfolio Company Address of Portfolio Company	Investment Type	Industry	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Principal Amount	Cost	Fair Value
American AllWaste LLC (dba WasteWater Transport Services)		Environmental Industries
10217 A, Wallisville Rd	Second Lien Debt			11.00%/1.50%	11/30/2023	11,826	11,765	11,826
Houston, TX 77013	Delayed Draw Commitment ($2,276 commitment)			11.00%/1.50%	11/30/2019		(7)	—
	Preferred Equity (500 units)		1.6%				500	615

							12,258	12,441
Argo Turboserve Corporation		Business Services
681 Fifth Avenue, 11th Floor	Second Lien Debt			12.56%/0.00%	6/28/2023	15,000	14,925	14,925
New York, NY 10022
AVC Investors, LLC (dba Auveco)		Specialty Distribution
100 Homan Drive	Second Lien Debt			11.50%/0.00%	7/3/2023	22,500	22,406	22,500
Cold Spring, KY 41076	Common Equity (5,000 units)		0.8%				500	682

							22,906	23,182
B&B Roadway and Security Solutions, LLC		Component Manufacturing
5900 S. Lake Forest, Suite 230	Second Lien Debt			10.50%/1.50%	8/27/2023	10,129	10,080	9,524
McKinney, TX 75070	Common Equity (50,000 units) ($133 commitment)		2.8%				500	304

							10,580	9,828
Cardboard Box LLC (dba Anthony’s Coal Fired Pizza)		Restaurants
200 W. Cypress Creek Road	Common Equity (521,021 units)		0.5%				521	108
Fort Lauderdale, FL 33309
Consolidated Infrastructure Group Holdings, LP		Business Services
11620 Arbor Street, Suite 101	Common Equity (298 units)		1.0%				378	49
Omaha, NE 68144
ControlScan, Inc.		Information Technology Services
11475 Great Oaks Way, Suite 300	Subordinated Debt			11.00%/0.00%	1/28/2023	6,750	6,725	6,750
Alpharetta, GA 30022	Common Equity (3,704 shares)		1.8%				4	620
	Preferred Equity (100 shares)		0.0%				996	996

							7,725	8,366
CRS Solutions Holdings, LLC (dba CRS Texas)		Business Services
8208 Westpark Dr	Second Lien Debt			10.50%/1.00%	9/14/2023	9,073	9,035	9,073
Houston, TX 77063	Common Equity (750,000 units)		0.9%				750	757

							9,785	9,830
EBL, LLC (EbLens)		Retail
299 Industrial Lane	Second Lien Debt			12.00%/1.00%	1/13/2023	9,389	9,321	9,389
Torrington, CT 06790	Common Equity (75,000 units)		1.0%				750	742

							10,071	10,131
Global Plasma Solutions, Inc.		Component Manufacturing
10 Mall Terrace, Building C	First Lien Debt			10.94%/0.00%	9/21/2023	8,703	8,629	8,629
Savannah, GA 31406	Common Equity (947 shares)		0.9%				15	15
	Preferred Equity (947 shares)		0.0%				360	360

							9,004	9,004
Gurobi Optimization, LLC		Information Technology Services
3733-1 Westheimer Road #1001	Subordinated Debt			11.00%/0.00%	6/19/2023	20,000	19,920	20,400
Houston, TX 77027	Common Equity (5 shares)		1.4%				1,500	2,323

							21,420	22,723
Hilco Plastics Holdings, LLC (dba Hilco Technologies)		Component Manufacturing
4172 Danvers Court SE	Second Lien Debt			11.50%/1.50%	12/31/2019	9,940	9,922	9,439
Grand Rapids, MI 49512	Common Equity (72,507 units)		2.9%				473	227
	Preferred Equity (1,000,000 units)		0.0%				1,000	1,112

							11,395	10,778
Hub Acquisition Sub, LLC (dba Hub Pen)		Promotional products
1525 Washington Street	Second Lien Debt			12.25%/0.00%	9/23/2021	25,000	24,918	25,000
Braintree, MA 02184	Common Equity (7,500 units)		1.2%				249	1,417

							25,167	26,417
Hunter Defense Technologies, Inc.		Aerospace & Defense Manufacturing
30500 Aurora Road, Suite 100	First Lien Debt			9.80%/0.00%	3/29/2023	9,747	9,653	9,653
Solon, OH 44139
IBH Holdings, LLC (fka Inflexxion, Inc.)		Business Services
3070 Bristol ST #350	Common Equity (150,000 units)		1.5%				—	—
Costa Mesa, CA 92626
inthinc Technology Solutions, Inc.		Information Technology Services
341 South Main Street, Suite 300	Royalty Rights		0.0%		4/24/2020		185	—
Salt Lake City, UT 84111
The Kyjen Company, LLC (dba Outward Hound)		Consumer Products
15514 East Hinsdale Circle	Second Lien Debt			12.00%/0.00%	6/8/2024	$15,000	14,937	13,950
Centennial, CO 80112	Common Equity (765 shares)		1.3%				765	754

							15,702	14,704
LNG Indy, LLC (dba Kinetrex Energy)		Oil & Gas Distribution
129 E. Market St., Suite 100	Second Lien Debt			11.50%/0.00%	9/28/2021	5,000	4,985	5,000
Indianapolis, IN 46204	Common Equity (1,000 units)		4.4%				1,000	1,561

							5,985	6,561
Marco Group International OpCo, LLC		Industrial Cleaning & Coatings
19 Grand Regency Circle	Second Lien Debt			10.50%/0.75%	1/21/2023	12,133	$12,089	$12,133
The Woodlands, TX 77832	Common Equity (750,000 units)		1.6%				750	800

							12,839	12,933

Portfolio Company Address of Portfolio Company	Investment Type	Industry	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Principal Amount	Cost	Fair Value
Mesa Line Services, LLC		Utilities: Services
2505 FM 1462 Road	Second Lien Debt			10.50%/0.50%	5/31/2023	10,014	9,963	10,014
Alvin, TX 77511	Delayed Draw Commitment ($3,160 commitment)			10.50%/0.50%	5/31/2019	—	(4)	—
	Common Equity (500 shares)		1.1%				500	676

							10,459	10,690
Midwest Transit Equipment, Inc.		Transportation services
146 W. Issert Drive	Warrant (14,384 shares)		7.4%				361	436
Kankakee, IL 60901	Warrant (9.59% of Junior Subordinated Notes)		0.0%				381	398

							742	834
New Era Technology, Inc.		Information Technology Services
1325 Avenue of the Americas, suite 2737	Common Equity (197,369 shares)		2.6%				750	990
New York, NY 10019
NGT Acquisition Holdings, LLC (dba Techniks Industries)		Component Manufacturing
9930 E 56th Street	Subordinated Debt			12.50%/2.00%	3/21/2022	11,579	11,542	10,460
Indianapolis, IN 46236	Common Equity (378 units)		0.6%				500	72

							12,042	10,532
Oaktree Medical Centre, P.C. (dba Pain Management Associates)		Healthcare Services
25 Airpark Court	First Lien Debt			14.50%/0.00%	1/1/2018	571	649	566
Greenville, SC 29607	First Lien Debt			10.00%/12.00%	1/1/2018	7,751	8,338	8,133
	Revolving Loan			14.50%/0.00%	1/1/2018	2,500	2,699	2,490
	Revolving Loan			14.50%/0.00%	1/31/2019	200	200	200

							11,886	11,389
OMC Investors, LLC (dba Ohio Medical Corporation)		Healthcare Products
1111 Lakeside Drive	Second Lien Debt			12.00%/0.00%	7/15/2021	10,000	9,954	8,748
Gurnee, IL 60031	Common Equity (5,000 units)		1.2%				500	139

							10,454	8,887
Palisade Company, LLC		Information Technology Services
130 East Seneca Street, Suite 505	Subordinated Debt			11.75%/0.00%	5/15/2024	6,500	6,468	6,468
Ithaca, NY 14850	Common Equity (100 shares)		3.3%				1,000	1,000

							7,468	7,468
Palmetto Moon, LLC		Retail
1950 Hanahan Road	First Lien Debt			11.50%/2.50%	10/31/2021	5,512	5,490	5,512
North Charleston, SC 29406	Common Equity (499 units)		1.9%				494	108

							5,984	5,620
Power Grid Components, Inc.		Specialty Distribution
44054 Heck Rd.	Second Lien Debt			11.00%/1.00%	5/20/2023	11,282	11,234	11,282
Columbiana, OH 44408	Preferred Equity (392 shares)		0.0%				392	422
	Common Equity (9,695 shares)		2.2%				358	260

							11,984	11,964
Pugh Lubricants, LLC		Specialty Distribution
PO Box 4006	Second Lien Debt			12.25%/0.00%	5/10/2022	18,581	18,523	18,581
Asheboro, NC 27204	Common Equity (6,125 units)		1.1%				612	1,000

							19,135	19,581
Revenue Management Solutions, LLC		Information Technology Services
9020 North May Avenue, Suite 140	Common Equity (2,250,000 shares)		3.4%				2,250	3,888
Oklahoma City, OK 73120
Rhino Assembly Company, LLC		Specialty Distribution
7575 Westwinds Blvd., Suite A	Second Lien Debt			12.00%/1.00%	2/11/2023	11,324	11,275	11,324
Concord, NC 28027	Delayed Draw Commitment ($875 commitment)			12.00%/1.00%	5/17/2022	—	—	—
	Preferred Equity (8,864 units)		4.1%				945	1,272

							12,220	12,596
Road Safety Services, Inc.		Business Services
11620 Arbor Street, Suite 101	Second Lien Debt			11.25%/1.50%	3/18/2024	$10,068	10,022	10,022
Omaha, NE 68144	Common Equity (655 units)		1.5%				621	621

							10,643	10,643
Rohrer Corporation		Packaging
717 Seville Road, P.O. Box 1009	Subordinated Debt			10.50%/1.00%	4/1/2024	13,735	13,670	13,670
Wadsworth, OH 44282	Common Equity (400 shares)		1.0%				780	724

							14,450	14,394
SES Investors, LLC (dba SES Foam)		Building Products Manufacturing
403 Century Plaza Dr #420	Second Lien Debt			15.00%/0.00%	12/29/2020	3,095	3,069	2,703
Houston, TX 77073	Common Equity (6,000 units)		4.8%				600	167

							3,669	2,870
Simplex Manufacturing Co.		Aerospace & Defense Manufacturing
13340 NE Whitaker Way	Subordinated Debt			14.00%/0.00%	7/31/2019	4,050	4,050	4,050
Portland, OR 97230	Warrant (29 shares)		26.8%				1,155	3,036

							5,205	7,086
Software Technology, LLC		Information Technology Services
1621 Cushman Drive	Subordinated Debt			11.00%/0.00%	6/23/2023	10,000	$9,964	$10,000
Lincoln, NE 68512	Common Equity (12 shares)		2.0%				1,291	1,364

							11,255	11,364
SpendMend LLC		Business Services
946 52nd Street SE	Second Lien Debt			11.00%/1.00%	7/8/2023	10,401	10,355	10,401
Grand Rapids, MI 49508	Common Equity (1,000,000 units)		2.2%				1,000	1,179

							11,355	11,580

Portfolio Company Address of Portfolio Company	Investment Type	Industry	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Principal Amount	Cost	Fair Value
The Wolf Organization, LLC		Building Products Manufacturing
20 West Market Street	Common Equity (175 shares)		2.6%				753	3,711
York, PA 17401
Thermoforming Technology Group LLC (dba Brown Machine Group)		Capital Equipment Manufacturing
330 North Ross Street	Common Equity (3,760 units)		1.2%				—	10
Beaverton, MI 48612
Tile Redi, LLC		Building Products Manufacturing
4450 NW 126th Avenue, Suite 101	First Lien Debt			12.80%/0.00%	6/16/2022	10,194	10,122	10,156
Coral Springs, FL 33065
TransGo, LLC		Component Manufacturing
2621 Merced Avenue	Second Lien Debt			13.25%/0.00%	8/28/2022	9,500	9,468	9,500
El Monte, CA 91733	Common Equity (1,000 units)		3.6%				998	905

							10,466	10,405
The Tranzonic Companies		Specialty Distribution
26301 Curtiss-Wright Parkway	Subordinated Debt			10.00%/1.50%	3/27/2025	5,664	5,614	4,997
Cleveland, OH 44143	Preferred Equity (5,000 units)		0.0%				500	391
	Common Equity (1 units)		0.7%				—	—

							6,114	5,388
UBEO, LLC		Business Services
401 East Sonterra Blvd, Suite 350	Subordinated Debt			11.00%/0.00%	10/3/2024	13,100	12,979	13,100
San Antonio, TX 78258	Delayed Draw Commitment ($1,500 commitment)			11.00%/0.00%	8/7/2019	—	(12)	—
	Common Equity (705,000 units)		0.9%				705	1,027

							13,672	14,127
United Biologics, LLC		Healthcare Services
70 NE Loop 410, Suite 600	Preferred Equity (98,377 units)		1.1%				1,008	64
San Antonio, TX 78216	Warrant (57,469 units)		0.6%				566	53

							1,574	117
US GreenFiber, LLC		Building Products Manufacturing
5500 77 Center Drive, Suite 100	Second Lien Debt (d)			12.00%/2.00%	5/31/2019	14,363	14,359	6,549
Charlotte, NC 28217	Second Lien Debt (d)			0.00%/16.00%	5/31/2019	1,000	1,000	1,000
	Common Equity (2,522 units)		1.9%				586	—

							15,945	7,549
US Pack Logistics LLC		Transportation services
405 Lexington Avenue	Second Lien Debt			12.00%/1.75%	3/28/2023	7,412	7,396	7,412
New York, NY 10174	Common Equity (5,833 units)		2.3%				555	178
	Preferred Equity (9,458 units)		0.0%				927	1,046

							8,878	8,636
Vanguard Dealer Services, L.L.C.		Business Services
30 Two Bridges Road, Suite 350	Common Equity (6,000 units)		1.4%				154	851
Fairfield, NJ 07004	Common Equity (2,380 units)		0.6%				327	338

							481	1,189
Virginia Tile Company, LLC		Specialty Distribution
28320 Plymouth Road	Second Lien Debt			12.25%/0.00%	4/7/2022	12,000	11,980	12,000
Livonia, MI 48150	Common Equity (17 units)		1.4%				342	1,455

							12,322	13,455
Worldwide Express Operations, LLC		Transportation services
2828 Routh Street, Suite 400	Second Lien Debt			10.86%/0.00%	2/3/2025	20,000	19,690	20,000
Dallas, TX 75201	Common Equity (4,000 units)		0.6%				2,956	3,823

							22,646	23,823

Total Non-control/Non-affiliate Investments							$505,129	$501,111

Total Investments							$598,750	$642,982

(a)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.
(b)

As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.

(c)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.

(d)	Investment was on non-accrual status as of December 31, 2018, meaning the Company has ceased recognizing interest income on the investment.

As of December 31, 2018, our investment in Pinnergy, Ltd. totaled $40,878, or 5.9% of our total assets. There were no other portfolio companies where our investment represented greater than 5.0% of our total assets at December 31, 2018.

Set forth below is a brief description of the portfolio company representing greater than 5% of our total assets as of December 31, 2018:

Pinnergy, Ltd.

Pinnergy, Ltd. is a leading provider of fluid management and drilling services for oil and gas wells located throughout Texas, Louisiana and New Mexico.

MANAGEMENT

Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our charter permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

The following individuals currently serve on our board of directors:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Edward H. Ross	53	Chairman of the Board, Chief Executive Officer	2011	2020
Thomas C. Lauer	51	Director, President	2011	2019
Independent Directors:
Raymond L. Anstiss, Jr.	52	Director	2011	2020
Charles D. Hyman	60	Director	2011	2021
Edward X. Tune (1)	49	Director	2019	2019

(1)	On March 7, 2019, John A. Mazzarino resigned from the Board of Directors and Mr. Tune was appointed to the Board of Directors to serve the remainder of Mr. Mazzarino’s term.

The address for each of our directors is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Shelby E. Sherard	48	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

The address for each of our executive officers is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Raymond L. Anstiss, Jr. has served on our Board of Directors since September 2011 and is the chairman of our Audit and Compensation Committee (“Audit Committee”) and a member of our Nominating and Corporate

Governance Committee (“Nominating Committee”). Mr. Anstiss is the President of Anstiss & Co., an accounting, audit, tax and financial consulting firm headquartered in Lowell, Massachusetts. Prior to joining Anstiss & Co. in 1993, Mr. Anstiss served on the audit staff of KPMG Peat Marwick from 1988 to 1992. Mr. Anstiss has served on the board of directors for several not-for-profit companies.

Charles D. Hyman has served on our Board of Directors since our initial public offering in June 2011 and is the chairman of our Nominating Committee and a member of our Audit Committee. Mr. Hyman is the founder and chief executive officer of Charles D. Hyman & Co., a private, registered investment management firm located in Ponte Vedra Beach, Florida. Prior to forming Charles D. Hyman & Co. in 1994, Mr. Hyman served as a senior vice president of St. Johns Investment Management Company. Mr. Hyman has served on the board of directors for several not-for-profit companies and currently serves on the board of Patriot Transportation Holding, Inc. (NASDAQ: PATI).

Edward X. Tune has served on our Board of Directors since March 2019 and is a member of our Audit Committee and our Nominating Committee. Mr. Tune is a Partner of Brown Advisory, an investment management firm with offices in North America and Europe. Prior to joining Brown Advisory, Mr. Tune was a Managing Director at Brown Brothers Harriman (BBH) where for 14 years he served in a variety of client-facing and leadership roles in Charlotte and Chicago including Chief Operating Officer and Chief Financial Officer for BBH’s wealth management unit. Prior to that, Mr. Tune served as a Vice President and investment advisor with Stein Roe & Farnham in Chicago for 8 years. Mr. Tune brings to the Company’s Board extensive investment management experience.

Interested Directors

Edward H. Ross has served as chairman of our board of directors and our chief executive officer, and as chairman of our Investment Advisor’s investment committee, since our initial public offering in June 2011. Additionally, Mr. Ross is the chief executive officer and a manager of our Investment Advisor. Mr. Ross is an interested director due to his positions with the Company and our Investment Advisor. Mr. Ross has more than 25 years of debt and equity capital investing experience with lower middle-market companies. Mr. Ross co-founded Fidus Capital, LLC, the predecessor firm to our Investment Advisor, in 2005. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, Fund I’s former general partner. From 2002 to 2005, Mr. Ross was a managing director and the head of the Chicago office for Allied Capital Corporation, a publicly-traded business development company, where he focused on making debt and equity investments in middle-market companies. Prior to joining Allied Capital Corporation, Mr. Ross co-founded Middle Market Capital, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm. Mr. Ross earned a bachelor of arts from Southern Methodist University and a master of business administration from the University of Notre Dame’s Mendoza College of Business. Mr. Ross is the brother of John J. Ross, II, a manager of our Investment Advisor and a member of its investment committee.

Thomas C. Lauer has served as our director and as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011 and as our President since September 2016. Additionally, Mr. Lauer is a manager of our Investment Advisor. Mr. Lauer is an interested director due to his position with the Investment Advisor. Mr. Lauer has more than 25 years of experience investing debt and equity capital in lower middle-market companies. Mr. Lauer was a managing partner of Fidus Partners, LLC, an investment banking firm, from 2008 to June 2011. From 2004 to 2008, Mr. Lauer was a managing director of Allied Capital Corporation, a publicly-traded business development company, and member of that firm’s Management Committee from 2006 to 2008, Private Finance Investment Committee from 2005 to 2008, and Senior Debt Fund Investment Committee from 2007 to 2008. Prior to joining Allied Capital Corporation, Mr. Lauer worked with the Global Sponsor Finance Group of GE Capital, the financial services unit of General Electric, the Leveraged Capital Group at Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm, and the Platform Components Division of Intel

Corporation. Mr. Lauer earned a bachelor of business administration from the University of Notre Dame and master of business administration from the University of Notre Dame’s Mendoza College of Business.

Qualifications of Directors

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the board of directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:

Interested Directors

•

Mr. Ross: The Nominating Committee and the Board of Directors considered his familiarity with the Fidus investment platform, his significant experience with investing debt and equity capital in middle-market companies, and his broad experience with the day-to-day management and operation of other investment funds, which provides our Board of Directors with valuable investment and management experience, insight and perspective.

•

Mr. Lauer: The Nominating Committee and the Board of Directors considered his experience with investing debt and equity capital in middle-market companies, which provides our Board of Directors with valuable investment knowledge, experience and insight.

Independent Directors

•

Mr. Anstiss: The Nominating Committee and the Board of Directors considered his extensive experience in the accounting industry. In addition, Mr. Anstiss’ accounting background was instrumental in his appointment to the chairmanship of our audit committee.

•	Mr. Hyman: The Nominating Committee and the Board of Directors considered his extensive experience in the investment analysis, management, and advisory industries.

•	Mr. Tune: The Nominating Committee and the Board of Directors considered his extensive experience in the investment analysis, management, and advisory industries.

Executive Officers Who Are Not Directors

Shelby E. Sherard has served as our chief financial officer and secretary since joining the Company on June 2, 2014 and chief compliance officer since August 11, 2014. Ms. Sherard has more than 25 years of finance experience most recently as a financial officer at Prologis, Inc., a leading owner, operator and developer of industrial real estate, first serving as Chief Financial Officer, Americas, and then overseeing the U.S. tax department. Previously, she served as the Finance Director for Chicago Union Station Development Company, LLC, a real estate development company. From 2005 through 2006, Ms. Sherard served as Executive Vice President and Chief Financial Officer of Grubb & Ellis Company, a publicly-traded real estate services company. From 2002 through 2005, Ms. Sherard was the Chief Financial Officer and Senior Vice President of SiteStuff, Inc., a procurement solutions provider for the commercial real estate industry. Previously, Ms. Sherard held positions at Morgan Stanley, LaSalle Partners Inc. and Hewitt Associates, Inc. Ms. Sherard is a CPA and earned a bachelor’s degree from Northwestern University, a master of business administration from the University of Pennsylvania’s Wharton School and a master’s degree in tax from the University of Illinois.

Organization of the Board of Directors

Our board of directors has established an audit and compensation committee, or audit committee, and a nominating and corporate governance committee. We do not have a separate compensation committee because our executive officers do not receive any direct compensation from us. During 2018, our board of directors held seven meetings.

We encourage, but do not require, the directors to attend our annual meeting of stockholders. In 2018, all of our current directors attended all of the meetings of the board of directors and of the respective committees on which they served. All of our directors attended our 2018 Annual Meeting of Shareholders on June 7, 2018.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs. Among other things, our board of directors approves the appointment of our investment advisor, administrator and officers, reviews and monitors the services and activities performed by our investment advisor, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of our stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of our board of directors should be an independent director and believes that board of directors’ flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and our stockholders.

Presently, Mr. Ross serves as the chairman of our board of directors. Mr. Ross is an interested director because he is the chief executive officer of the Company, serves on our Investment Advisor’s investment committee and is a manager of our Investment Advisor. We believe that Mr. Ross’s history with the Company, familiarity with the Fidus investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as chairman of our board of directors. Moreover, our board of directors believes that it is in the best interests of our stockholders for Mr. Ross to lead our board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

Our board of directors does not have a lead independent director. However, Mr. Anstiss, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our board of directors and is involved in the preparation of agendas for board and committee meetings. Our board of directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The members of our board of directors also believe that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between both the members of management and our investment advisor and our board of directors.

Board Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% (or 150.0% if we satisfy certain requirements in the future) immediately after each time we incurs indebtedness and we generally have to invest at least 70.0% of our total assets in “qualifying assets.” In addition, we intend to maintain our status as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the board of directors’ existing role in risk oversight is appropriate. However, we re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Board Committees

Audit and Compensation Committee

The members of the audit committee are Messrs. Anstiss, Hyman and Tune, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and NASDAQ’s corporate governance regulations. Since September 2011, Mr. Anstiss has served as chairman of the audit committee. Our board of directors has adopted a charter for the audit committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The audit committee is responsible for approving our independent accountants and recommending them to the board of directors (including a majority of the independent directors) for approval and submission to the board of directors for ratification, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

The audit committee is also responsible for aiding the board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Because the Audit committee is charged with approving our related-party transactions, the board of directors has determined not to create a separate compensation committee and instead has charged the Audit Committee with overseeing amounts payable to our advisor pursuant to the Advisory Agreement and the Administration Agreement, and making a recommendation to the board of directors with respect to the board’s approval (including the approval of a majority of the directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act, as amended) of the renewal of the Advisory Agreement and the Administration Agreement.

The board of directors has determined that Mr. Anstiss is an “audit committee financial expert” within the meaning of the rules of the SEC. Mr. Anstiss acquired his financial expertise from his education and experience as a public accountant, his experience actively supervising financial officers of public companies and in his supervisory role at a public accounting firm and from his experience overseeing and assessing the performance of public accountants with respect to the preparation, auditing and evaluation of financial statements.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Anstiss, Hyman and Tune, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and NASDAQ’s corporate governance regulations. Mr. Hyman currently serves as chairman of the nominating and corporate governance committee. Our board of directors has adopted a charter for the nominating and corporate governance committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and its committees.

The nominating and corporate governance committee identifies potential nominees based on suggestions from members of the nominating and corporate governance committee, other members of the board of directors, other executive officers and by other means, and evaluates such persons as a committee. The nominating and corporate governance committee will also consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. From time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

In considering which persons to nominate as directors for election by stockholders, the board of directors and its nominating and corporate governance committee consider the experience, qualifications, attributes and skills of candidates, in light of the Company’s then existing business and structure. Additionally, the committee generally will hire an outside firm to perform a background check on potential nominees. On an annual basis, the nominating and corporate governance committee evaluates the qualifications and diversity of the board of directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and the board of directors’ anticipated needs. The nominating and corporate governance committee has adopted a policy that it will seek to enhance the perspectives and experiences of the members of the board of directors through diversity in gender, ethnic background, geographic origin and professional experience. The nominating and corporate governance committee recommends to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of our stockholders. The board of directors and its nominating and corporate governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and corporate governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

In considering possible candidates for nomination as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	have strength of character;

•	have mature judgment;

•	have industry knowledge or experience; and

•	have an ability to work collegially with the other members of the board of directors.

The nominating and corporate governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

Executive Sessions and Communication with the Board of Directors

The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Mr. Anstiss or one of the other independent directors serving on the board of directors selected on an ad-hoc basis.

Communications Between Stockholders and the Board of Directors

Stockholders with questions about us are encouraged to contact Shelby E. Sherard at Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. However, if stockholders feel their questions have not been addressed, they may communicate with our board of directors by sending their communications to: Fidus Investment Corporation, board of directors, c/o Shelby E. Sherard at the address listed above. In addition, stockholders may communicate with the board of directors by clicking “Contact the Board” on the Investor Relations section of our website at the following URL: http://investor.fdus.com/contactBoard.com. Communications are distributed to the board of directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, such as: product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be available to any non-management director upon request.

Code of Business Conduct

We have adopted a code of ethics (which we refer to as our Code of Business Conduct) which all officers, directors and employees of the Company and our investment advisor are expected to observe. Our Code of Business Conduct can be accessed via the Company’s website at http://investor.fdus.com/governance.cfm. We intend to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on our website. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Fidus Investment Corporation, Attn: Chief Compliance Officer, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Compensation of Directors

The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the year ended December 31, 2018. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paidin Cash (1)	Total
Independent Directors
Raymond L. Anstiss, Jr.	$91,000	$91,000
Charles D. Hyman	$86,000	$86,000
John A. Mazzarino (2)	$81,000	$81,000
Interested Directors
Edward H. Ross	None	None
Thomas C. Lauer	None	None

(1)	For a discussion of the independent directors’ compensation, see below.
(2)

On March 7, 2019, Mr. Mazzarino informed the Board of Directors of his intention to resign from the Board of Directors, effective March 7, 2019. The Board of Directors accepted Mr. Mazzarino’s resignation and appointed Mr. Edward X. Tune to serve for the remainder of Mr. Mazzarino’s term.

The independent directors receive an annual fee of $50,000. They receive $5,000 plus reimbursement of reasonable and authorized business expenses incurred in connection with attending each quarterly meeting and the annual meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000 and the chairperson of the nominating and corporate governance committee receives an additional annual fee of $5,000 for his or her additional services in these capacities. They also receive $1,500 per each additional Audit Committee meeting to review quarterly investment valuations.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer, is paid by our investment advisor. Compensation paid to our chief financial officer and chief compliance officer is set by our investment advisor and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Investment Committee

Our Investment Advisor has formed an investment committee to evaluate and approve all of our investments and those made by the Funds. The investment committee process is intended to bring the diverse experience and perspectives of the committees’ members to the analysis and consideration of each investment. The investment committee also serves to provide investment consistency and adherence to our Investment Advisor’s core investment philosophy and policies. The investment committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Investment Advisor on our behalf. The investment committee determines appropriate investment sizing and suggest ongoing monitoring requirements. In addition, the investment committee reviews and determines whether to make prospective investments identified by our Investment Advisor and monitors the performance of our investment portfolio.

The members of the investment committee that evaluate and approve all of our investments are Edward H. Ross, Thomas C. Lauer, John H. Grigg, Robert G. Lesley, Jr., John J. Ross, II, Thomas J. Steiglehner, and W. Andrew Worth.

Information regarding members of the investment committee is as follows:

John J. Ross, II has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Ross has served as a manager of our Investment Advisor since June 2011. Mr. Ross has over 25 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Ross co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Ross served as a managing director at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1999 to 2002. Mr. Ross earned a bachelor of science from Southern Methodist University and a master of business administration from the Harvard Business School. Mr. Ross is the brother of Edward H. Ross, our chairman of the board and chief executive officer, and chairman of the investment committee.

John H. Grigg has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011 and as a senior origination professional of our Investment Advisor since June 2011. Mr. Grigg has over 25 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Grigg served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Grigg co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Grigg served as managing director and partner at First Union Securities, Inc. and its predecessor, Bowles Hollowell Conner & Co., from 1989 to 2000. Prior to joining Bowles Hollowell Conner & Co., Mr. Grigg worked in the investment banking group of Merrill Lynch & Co. Mr. Grigg earned a bachelor of arts from the University of North Carolina and a master of business administration from the University of Virginia’s Darden School of Business.

W. Andrew Worth has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Worth has served as a manager of our Investment Advisor since June 2011. Mr. Worth has over 20 years of experience investing in debt and equity securities of lower middle-market companies. In 2008, Mr. Worth joined Fidus Capital, LLC, the predecessor firm to our investment advisor. Prior to joining Fidus Capital, LLC in 2008, Mr. Worth served as a principal with Allied Capital Corporation from 2002 to 2008, where he was responsible for all aspects of the investment process including origination, execution and portfolio management. From 1996 to 2002, Mr. Worth was an associate in Credit Suisse First Boston’s Global Industrials and Services investment banking practice and an analyst in the Leveraged Finance Group of First Union Securities, Inc. Mr. Worth earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from the University of Chicago Graduate School of Business.

Robert G. Lesley has served as a member of the investment committee since January 2015. Prior to joining Fidus Investment Advisors, LLC in 2013, Mr. Lesley was a partner at Chapter IV Investors, a middle-market hybrid investment firm with approximately a $270 million fund. Chapter IV’s flexible investment charter allowed for investment in both the private (control and minority equity) and public markets. From 2003 to 2007, Mr. Lesley was a vice president with Blue Point Capital Partners, a private equity firm focused on lower middle-market companies. From 2000 to 2003, Robert was an associate in the Mergers & Acquisitions Group of Wachovia Securities and its predecessor, First Union Securities, Inc. Mr. Lesley earned a bachelor of arts in economics from the University of North Carolina at Chapel Hill and a masters of business administration from the Kellogg Graduate School of Management at Northwestern University.

Thomas J. Steiglehner has served as a member of the investment committee since March 2018. Prior to joining Fidus Investment Advisors, LLC in 2018, Mr. Steiglehner was a founding partner of TPG Specialty Lending and a Managing Director of Sixth Street Partners, a $20 billion alternative asset manager. In 2003, Mr. Steiglehner was recruited by Silver Point Capital to create and co-found Silver Point Capital’s principal investment business, Silver Point Finance. Mr. Steiglehner has also held leadership positions at Foothill Capital and Gleacher & Co. He started his finance career at the Chase Manhattan Bank, N.A. in 1994. In addition, he clerked for two Federal judges (Marcel Livaudais, Jr., E.D.La. and Vincent L. Broderick, S.D.N.Y.) Mr. Steiglehner received his A.B. from Princeton University and has a J.D., cum laude, from Tulane University.

Senior Origination Professionals

The following individuals are the senior origination professionals of our investment advisor. Brief summaries of the backgrounds of these individuals, who are not also members of the investment committee, are provided below:

Edward P. Imbrogno has served as a senior origination professional of our investment advisor since June 2011. Mr. Imbrogno has over 30 years of experience advising clients on mergers and acquisitions. In 2006, Mr. Imbrogno joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional. In 2004, Mr. Imbrogno co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Imbrogno served as a managing director and partner at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1985 to 2004. Mr. Imbrogno also served as the head of Wachovia Securities’ private equity group coverage effort from 1998 to 2002. Mr. Imbrogno earned a bachelor of arts from Davidson College and a master of business administration from the University of Virginia’s Darden School of Business.

J. Stephen Dockery has served as a senior origination professional of our investment advisor since June 2011. Mr. Dockery has over 20 years of experience advising clients on mergers and acquisitions and corporate finance transactions. In 2006, Mr. Dockery joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Dockery served in various capacities at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co., including managing director and officer from 1997 to 2006. Prior to joining Bowles Hollowell Conner & Co., Mr. Dockery worked as a corporate attorney for Robinson Bradshaw & Hinson, P.A. Mr. Dockery earned a bachelor of arts from Davidson College and a juris doctor from Yale Law School.

Michael J. Miller has served as a senior origination professional of our investment advisor since June 2011. Mr. Miller has over 25 years of leveraged finance and corporate lending and origination experience. In 2010, Mr. Miller joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Miller served in various capacities, including managing director and head of business development, at Allied Capital Corporation from 2005 until 2010. Prior to joining Allied Capital Corporation, Mr. Miller spent more than 16 years with JPMorgan Chase and its predecessors where he worked in their middle-market leveraged finance, asset based and corporate lending groups. Mr. Miller earned his bachelor of science in industrial and labor relations from Cornell University and his master of business administration from The Stern School at New York University.

Portfolio Management

We will only invest in an opportunity with the approval of four of the six members of the investment committee responsible for advising the Company and the Funds. Generally, an investment opportunity will receive the unanimous approval of the respective investment committee. Follow-on investments in existing portfolio companies require the relevant investment committee’s approval in addition to what was obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the relevant investment committee. The day-to-day management of investments approved by the investment committee will be overseen by the members of the relevant investment committee. Biographical information with respect to the members of the investment committee is set out under “—Investment Committee.”

Each of our advisor’s investment committee members has ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment advisor. Each of the members of the investment committee will receive compensation and/or profit distributions from our investment advisor. None of the members of the investment committee receives any direct compensation from us. The following table shows the dollar range of our common stock beneficially owned by each member of our investment advisor’s investment committees as of April 24, 2019:

Members of our Investment Advisor’s Investment Committee	Dollar Range of Equity Securities in Fidus Investment Corporation (1)
Edward H. Ross	Over $1,000,000
Thomas C. Lauer	Over $1,000,000
John J. Ross, II	Over $1,000,000
W. Andrew Worth	$500,001 - $1,000,000
John H. Grigg	$100,001 - $500,000
Robert G. Lesley	$100,001 - $500,000
Thomas J. Steiglehner	$10,001 - $50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000.

MANAGEMENT AND OTHER AGREEMENTS

Our investment advisor is located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. Our investment advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our investment advisor manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our investment advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.

Investment Advisory Agreement

Management Fee

Pursuant to the Investment Advisory Agreement, we pay our investment advisor a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are appropriately prorated. The base management fee is payable quarterly in arrears.

Incentive Fee

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and excise taxes on realized gains). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income that we have not yet received in cash. Our investment advisor is not under any obligation to reimburse us for any part of the incentive fee it receives that was based on accrued interest that we never actually receive.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee for a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our weighted average net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

We pay our investment advisor an incentive fee with respect to our pre-incentive fee net investment income earned in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (that exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our investment advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the quarterly income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or, upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of our net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to our investment advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the IPO, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (administrative service expenses, legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (administrative service expenses, legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2625%

Incentive fee	= 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)
= 100.0% × (2.2625% – 2.0%)
= 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (administrative service expenses, legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.8625%

Incentive fee = 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)

Incentive fee = 100.

0% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))

“Catch-up”	= 2.5% – 2.0%
= 0.5%
Incentive fee	= (100.0% × 0.5%) + (20.0% × (2.8625% – 2.5%))
= 0.5% + (20.0% × 0.3625%)
= 0.5% + 0.0725%
= 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1

Assumptions

Year 1 : $5.0 million investment made in Company A (“Investment A”), and $7.5 million investment made in Company B (“Investment B”)

Year 2 : Investment A sold for $12.5 million and fair market value (“FMV”) of Investment B determined to be $8.0 million

Year 3 : FMV of Investment B determined to be $6.25 million

Year 4 : Investment B sold for $7.75 million

The capital gains portion of the incentive fee would be:

Year 1 : None

Year 2 : Capital gains incentive fee of $1.5 million—($7.5 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3 : None—$1.25 million (20.0% multiplied by ($7.5 million cumulative capital gains less $1.25 million cumulative capital depreciation)) less $1.5 million (previous capital gains fee paid in Year 2)

Year 4 : Capital gains incentive fee of $50,000—$1.55 million ($7.75 million cumulative realized capital gains multiplied by 20.0%) less $1.5 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1 : $4.0 million investment made in Company A (“Investment A”), $7.5 million investment made in Company B (“Investment B”) and $6.25 million investment made in Company C (“Investment C”)

Year 2 : Investment A sold for $12.5 million, FMV of Investment B determined to be $6.25 million and FMV of Investment C determined to be $6.25 million

Year 3 : FMV of Investment B determined to be $6.75 million and Investment C sold for $7.5 million

Year 4 : FMV of Investment B determined to be $8.75 million

Year 5 : Investment B sold for $5.0 million

The capital gains incentive fee, if any, would be:

Year 1 : None

Year 2 : $1.45 million capital gains incentive fee—20.0% multiplied by $7.25 million ($8.5 million realized capital gains on Investment A less $1.25 million unrealized capital depreciation on Investment B)

Year 3 : $0.35 million capital gains incentive fee (1)—$1.8 million (20.0% multiplied by $9.0 million ($9.75 million cumulative realized capital gains less $0.75 million unrealized capital depreciation)) less $1.45 million capital gains incentive fee received in Year 2

Year 4 : None

Year 5 : None—$1.45 million (20.0% multiplied by $7.25 million (cumulative realized capital gains of $9.75 million less realized capital losses of $2.5 million)) is less than $1.8 million cumulative capital gains incentive fee paid in Year 2 and Year 3 (2)

*

The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The examples shown pertain to the capital gains portion of the incentive fee payable at the end of the fiscal year. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate.

(1)

As illustrated in Year 3 of Alternative 2 above, if we were to be dissolved on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been dissolved on our fiscal year end of such year.

(2)

As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($1.8 million) is effectively greater than $1.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($7.25 million)).

Payment of Our Expenses

All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Expenses.”

Duration and Termination

At an in-person meeting of our board of directors on June 7, 2018, our board of directors, including a majority of the Independent Directors, unanimously voted to approve the continuation of the Investment

Advisory Agreement to June 20, 2019. Unless terminated earlier, the Investment Advisory Agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act), including, in either case, approval by a majority of the Independent Directors.

In reaching a decision to approve the current Investment Advisory Agreement, our board of directors reviewed information comparing our investment performance to other externally managed BDCs with similar investment objectives and to appropriate market indices. The board also reviewed other information and considered, among other things:

•

the nature, extent and quality of the advisory and other services (including administrative services provided under the Administrative Agreement as discussed below) provided to us by our investment advisor;

•	the fee structure of comparative externally managed BDCs with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	our investment advisor’s pro forma profitability with respect to managing us and providing administrative services under the Administrative Agreement;

•	the limited potential for our investment advisor and its affiliates to derive additional “fall-out” benefits as a result of our relationship with our investment advisor; and

•	various other matters.

Our board of directors did not rank or otherwise assign relative weights to the specific factors it considered in connection with its evaluation of the Investment Advisory Agreement, nor did it undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate decision made by our board of directors. Rather, our board of directors based its approval of the Investment Advisory Agreement on the totality of information presented to it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our board of directors (including the Independent Directors) concluded that the terms of the Investment Advisory Agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and approved the continuation of the Investment Advisory Agreement as being in the best interests of FIC and our stockholders.

Conflicts of interest may arise if our investment advisor seeks to change the terms of the Investment Advisory Agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. In general, material amendments to the Investment Advisory Agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act) and by a majority of our Independent Directors.

See “Risk Factors—Risks Relating to our Business and Structure – We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misconduct, bad faith or gross negligence in the performance of its duties under the Investment Advisory Agreement or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our investment advisor and its affiliates, and their respective officers, directors, members, managers, partners, stockholders and employees, are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our investment advisor’s performance of its duties and obligations under the Investment Advisory Agreement or otherwise as our investment advisor.

Administration Agreement

Pursuant to the Administration Agreement, Fidus Investment Advisors, LLC acts as our administrator and furnishes us with office facilities and equipment and clerical, book-keeping and record-keeping services at such facilities. Under the Administration Agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance and we reimburse our Investment Advisor for fees and expenses incurred with providing such services. In addition, we reimburse our Investment Advisor for fees and expenses incurred while performing due diligence on our prospective portfolio companies, including “dead deal” costs for potential investments which are ultimately not pursued. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. To the extent that our investment advisor outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our investment advisor.

At an in-person meeting of our board of directors on June 7, 2018, our board of directors, including a majority of the Independent Directors, unanimously voted to approve the continuation of the Administration Agreement to June 20, 2019. Unless terminated earlier, the Administration Agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act), including, in either case, approval by a majority of our Independent Directors. In making the decision to approve the continuation of the Administration Agreement, our board of directors took into account, to the extent relevant, certain information set forth above under “Investment Advisory Agreement—Duration and Termination” with respect to its consideration of the Investment Advisory Agreement.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act) may also terminate the Administration Agreement without penalty.

Indemnification

The Administration Agreement provides that, absent willful misconduct, bad faith or gross negligence in the performance of its duties under the Administration Agreement or by reason of the reckless disregard of its duties and obligations under the Administration Agreement, our investment advisor and its affiliates, and their respective officers, directors, members, managers, stockholders and employees, are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our investment advisor’s performance of its duties or obligations under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC has agreed to grant us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Under this agreement, we have a right to use the “Fidus” name for so long as our investment advisor remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Fidus” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our investment advisor remains in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement

Under the Investment Advisory Agreement with our investment advisor, we pay our investment advisor a management fee and incentive fee that consists of an income incentive fee and a capital gains incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our investment advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from our investment advisor to assist our board of directors with the valuation of our portfolio investments. Our investment advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of our investment advisor are involved in the valuation process for our portfolio investments. The base management fee under the Investment Advisory Agreement for the years ended December 31, 2018, 2017 and 2016 totaled $11.4 million, $9.8 million and $8.3 million, respectively. The income incentive fee expense for the years ended December 31, 2018, 2017 and 2016 totaled $9.4 million, $8.9 million and $7.4 million, respectively. During the years ended December 31, 2018, 2017 and 2016, we accrued (reversed) capital gains incentive fees of $2.9 million, $2.1 million, and $3.0 million, respectively.

Mr. E. Ross is the chairman of the board of directors of the Company and the Funds, as well as the chairman of our investment advisor’s investment committees and the chief executive officer of our investment advisor. The board of managers of our investment advisor, the manager of Fidus Investment GP, LLC, the general partner of the Funds, currently controls the Funds. The following people are members of the board of managers of our investment advisor: Messrs. E. Ross, Lauer, J. Ross and Andrew W. Worth. Officers and members of the board of managers of our investment advisor receive a benefit from the fees paid to our investment advisor pursuant to the Investment Advisory Agreement. Our board of directors, including a majority of the Independent Directors has approved the Investment Advisory Agreement, including the fees paid pursuant to such agreement.

Administration Agreement

Pursuant to the Administration Agreement, Fidus Investment Advisors, LLC acts as our administrator and furnishes us with office facilities and equipment and clerical, book-keeping and record-keeping services at such facilities. Under the Administration Agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. To the extent that our investment advisor outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our investment advisor. Under the administration agreement, administrative expenses for services provided for the years ended December 31, 2018, 2017 and 2016 totaled $1.5 million, $1.4 million and $1.4 million, respectively.

Conflicts of Interest

Our investment advisor currently manages Fidus Credit Opportunities, L.P. and Fidus Equity Opportunities Fund, L.P., each, a Delaware limited partnership, each of which has an investment objective and investment policies that are substantially similar to those of the Company, and may in the future manage investment vehicles with similar or overlapping investment strategies. Our investment advisor has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and the allocation of investment opportunities. The 1940 Act generally prohibits us from making certain negotiated co-investments with affiliates unless we first obtain an order from the SEC permitting us to do so. On March 27, 2012, the SEC granted us an order for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. In particular, this relief permitted Fidus Investment Corporation and Fidus Mezzanine Capital, L.P. to operate effectively as one company by specifically allowing them to engage in certain transactions with each other and invest in securities in which the other is or proposes to be an investor. On June 2, 2014, we received an amended exemptive order that extended the previous granted relief to apply to Fidus Mezzanine Capital II, L.P. and any future subsidiary of Fidus Investment Corporation.

We, Fidus Investment Advisors, LLC, the Funds, and Fidus Credit Opportunities, L.P. applied for exemptive relief from the SEC under the 1940 Act to expand our ability to co-invest in portfolio companies with certain of our affiliates managed by our investment advisor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We intend to co-invest, subject to the conditions included in the Order.

Where co-investments can be made, or where an investment opportunity becomes available to one investment vehicle managed by our investment advisor, then an equitable allocation must be made with respect to the investment. Our investment advisor will seek to ensure the equitable allocation of investment opportunities when we invest alongside other accounts managed by our investment advisor. When we invest alongside such other accounts as permitted, such investments will be made consistent with our investment advisor’s allocation policy. The allocation policy provides that allocations among us and other accounts will be based on certain factors determined by our investment advisor, including but not limited to: (1) the targeted asset mix and diversification requirements and other investment policies and restrictions for the entity, including those imposed by the entities organizational documents, policies, applicable laws, rules, regulations or interpretations; (2) the risk and return profile for the entity; (3) the suitability/priority of a particular investment for the entity; (4) if applicable, the target position size of the investment for the entity; and (5) the level of available cash for investment with respect to the particular entity.

Certain members of our investment advisor and its investment committee are also members of Fidus Partners, LLC, a merchant banking firm. Fidus Partners, LLC may in the future serve as an advisor to our portfolio companies and we may invest in companies that Fidus Partners, LLC is advising. Fidus Partners, LLC may receive fees in connection with these advisory services, subject to regulatory restrictions imposed by the 1940 Act.

In addition, Edward H. Ross, our Chairman and Chief Executive Officer and Thomas C. Lauer, one of our directors, are managers of Fidus Investment Advisors, LLC. In May 2015, Fidus Investment Advisors, LLC entered into a combination with Fidus Partners, LLC (the “Combination”), by which members of Fidus Investment Advisors LLC and Fidus Partners, LLC (“Partners”) contributed all of their respective membership interest in Fidus Investment Advisors LLC and Partners to a newly formed limited liability company, Fidus Group Holdings, LLC (“Holdings”). As a result, Fidus Investment Advisors LLC is a wholly-owned subsidiary of Holdings, which is a newly formed limited liability company organized under the laws of Delaware.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 24, 2019 by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of April 24, 2019, we are not aware of any 5.0% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25.0% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 24, 2019. Percentage of beneficial ownership is based on 24,463,119 shares of common stock outstanding as of April 24, 2019. The business address of each person below is 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned (2)(3)
Interested Directors:
Edward H. Ross	171,455	*	over $100,000
Thomas C. Lauer	74,600	*	over $100,000
Independent Directors:
Raymond L. Anstiss, Jr. (4)	12,256	*	over $100,000
Charles D. Hyman	23,200	*	over $100,000
Edward X. Tune	3,000	*	under $100,000
Executive Officers Who Are Not Directors:
Shelby E. Sherard	17,610	*	over $100,000

All Directors and Executive Officers as a Group	302,121	1.2%	over $100,000

*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $15.46 per share as of April 24, 2019.
(4)

Includes 5,246 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, 2,000 shares held by Mr. Anstiss’s son and 2,000 shares held by Mr. Anstiss’s daughter, each of which Mr. Anstiss has discretionary voting and investment power over.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 7, 2018, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual meeting of Stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. It should be noted that the maximum number of shares issuable below net asset value pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50.0% Participation		150.0% Participation
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$108,421	—	$125,263	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$9.86	—	$9.64	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
(Decrease) Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—%	0.05%	—%	0.09%	—%	0.17%	—%
Total Asset Values
Total NAV Held by Investor A	$—	$4,988	—%	$9,909	—%	$19,333	—%
Total Investment by Investor A (At Price to Public)	$—	$5,000	—	$9,474	—	$16,842	—
Total (Dilution) Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	$—	$10.00	—	$9.47	—	$8.42	—
(Dilution) Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage (Dilution) Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than two days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1-877-573-4005.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Department of Treasury regulations, (“Treasury Regulations”), and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. Each partner in a partnership that is considering acquiring shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, subscription rights, debt securities, or warrants to purchase our common stock, preferred stock or debt securities, the U.S.

federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount, and the tax treatment of sales, exchanges or retirements of our debt securities.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders. To maintain our tax status as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4.0% excise tax on such income. In such case, we must distribute any such carryover taxable income through a distribution declared prior to filing the final tax return for the year in which we generated such taxable income. Even if we maintain our status as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we maintain our status as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders as dividends. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our investment company taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in the preceding calendar year and on which we paid no U.S. federal income tax.

In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in Subchapter M of the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividends, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID or debt instruments with PIK interest, we must include in income each year a portion of the OID that accrues over the life of the instrument and PIK interest, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to our receipt of cash.

Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0%

U.S. federal excise tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Qualifying Assets” and “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid corporate-level U.S. federal income tax or the 4.0% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, unless certain cure provisions apply, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “—Failure To Qualify as a RIC” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long- term capital loss arising on the first day of the following year. However, future transactions in which we may engage could cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in Subchapter M of the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, to comply with the tax rules applicable to RICs under Subchapter M of the Code.

We may make distributions that are payable in cash or shares of our stock at the election of each stockholder. In accordance with Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat distributions of its own stock as counting towards its RIC distribution requirements if each stockholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC. This published guidance applies even if the aggregate amount of cash available to be distributed to all stockholders is no more than 20% of the aggregate declared distribution. Under the published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

We may decide to retain some or all of our long-term capital gains in excess of the amount required to satisfy the Annual Distribution Requirement, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount on behalf of the stockholders. Each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Since non-U.S. stockholders generally would not have U.S. tax liability with respect to the deemed capital gain distribution, they would not be entitled to credit the tax paid by us for U.S. tax purposes. Whether non-U.S. stockholders could claim a credit with respect to their non-U.S. tax liability will depend on the foreign tax credit rules of the country in which they are a resident. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Failure To Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to maintain our tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be compulsory. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under Subchapter M of the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders. Prospective investors should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 20.0%) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

In order to satisfy the Annual Distribution Requirement we intend to distribute any long-term capital gain at least annually; however, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax (at a maximum rate of 20.0%) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry forward such losses for five years.

Certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of shares, of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a noncorporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a publicly offered RIC.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20.0% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding (at a rate of 28.0%), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under legislation commonly referred to as “FATCA,” if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. In addition, for taxable years beginning after December 31, 2018, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of our stock received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts withheld.

Under applicable Treasury Regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust, or a partnership with at least one noncorporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, generally will be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Properly reported dividends received by a Non-U.S. stockholder generally were exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10.0% stockholder, reduced by expenses that are allocable to such income), or (b) paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). We may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on the capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under FATCA, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by certain Non-U.S. stockholders. In addition, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of shares of our stock received by certain Non-U.S. stockholders. If payment of withholding taxes is required, Non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock. See Risk Related to Our Business and Structure – Recent tax legislation could have a negative effect on the Company.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 24,463,119 were outstanding as of April 24, 2019. Our common stock trades on the Nasdaq Global Select Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

SBA Debentures

The SBA debentures issued by the Funds have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of December 31, 2018, Fund I and Fund II had $41.0 million and $150.0 million of outstanding SBA debentures, respectively. Fund I has commenced a wind-down plan and can no longer issue additional SBA debentures. Subject to SBA regulatory requirements and approval, we may access up to $159.0 million of additional SBA debentures under the SBIC debenture program.

Public Notes

On February 2, 2018, we closed the public offering of approximately $43.5 million in aggregate principal amount of our 5.875% notes due 2023, or the “Public Notes.” On February 22, 2018, the underwriters exercised their overallotment option to purchase an additional $6.5 million in aggregate principal of the Public Notes. The total net proceeds to us from the Public Notes, including the exercise of the underwriters’ overallotment option, after deducting underwriting discounts of approximately $1.5 million and estimated offering expenses of $0.4 million, were approximately $48.1 million.

The Public Notes will mature on February 1, 2023 and bear interest at a rate of 5.875%. The Public Notes are unsecured obligations and rank pari passu with our future unsecured indebtedness; effectively subordinated to all of our existing and future secured indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The Public Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 1, 2020. Interest on the Public Notes is payable quarterly on February 1, May 1, August 1 and November 1 of each year. The Public Notes are listed on the NASDAQ Global Select Market under the trading symbol “FDUSL.” As of December 31, 2018, the outstanding principal balance of the Public Notes was $50.0 million.

Credit Facility

In June 2014, we entered into the Credit Facility to provide additional funding for our investment and operational activities. On December 29, 2017, we entered into an amendment to the Credit Facility to, among other things, extend the maturity date from June 16, 2018 to June 16, 2019. On June 5, 2018, we entered into an incremental commitment agreement, whereby the amount available for borrowing under the Credit Facility was increased from $50.0 million to $75.0 million. On October 19, 2018, we entered into an incremental commitment agreement, whereby the amount available for borrowing under the Credit Facility was increased from $75.0 million to $90.0 million, with allowance for future increases in the commitments up to $100.0 million. The Credit Facility is secured by substantially all of our assets, excluding the assets of the Funds.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain portfolio investments. We are subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, transferability, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility.

We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2018, we were in compliance with all covenants of the Credit Facility and there were $36.5 million of borrowings outstanding under the Credit Facility.

Outstanding Securities

The following table shows our outstanding classes of securities as of December 31, 2018:

(a) Title of Class	(b) Amount Authorized		(c) Amount Held by us or for Our Account	(d) Amount Outstanding Exclusive of Amounts Shown Under (c)
Common Stock	100,000,000		—	24,463,119
SBA Debentures	$191.0 million	(1)	—	$191.0 million
Credit Facility	$90.0 million		—	$36.5 million
Public Notes	$50.0 million			$50.0 million

(1)

Both Funds have fully utilized their availability under the SBA debenture program as of December 31, 2018. For more information regarding our limitations as to SBA debenture issuances, see “Regulation — Small Business Administration Regulations.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes expire in 2021, 2019 and 2020, respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and (b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President and our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The distribution rate to be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

As a BDC, under the 1940 Act, generally we are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if we satisfy certain requirements in the future) after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of pending legislation that may allow us to incur additional leverage, see “Risk Factors—Risks Related to Our Business and Structure—Pending legislation may allow us to incur additional leverage.”

As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement.

We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

•

the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•

the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	we must deliver certain certificates and documents to the trustee; or

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2012 Annual Meeting of Stockholders.

REGULATION

We and Fund I have elected to be treated as BDCs under the 1940 Act and we intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities, as that term is defined in the 1940 Act.

We may invest up to 100.0% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities that may from time-to-time be held by our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3.0% of the total outstanding voting stock of any investment company, invest more than 5.0% of the value of our total assets in the securities of one investment company or invest more than 10.0% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. These policies are not fundamental and, as a result, each may be changed by the vote of a majority of our board of directors without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(a)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the U.S.;

•

is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our investment advisor, acting as our administrator, has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our investment advisor, acting as our administrator, for its allocated costs in providing such assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are invested in qualifying assets or temporary investments. We may from time to time invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government, including securities issued by certain U.S. government agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty (other than repurchase agreements fully collateralized by U.S. government securities), we would not satisfy the asset diversification requirements for qualification as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into any such repurchase agreements that would cause us to fail such asset diversification requirements. Our investment advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% (or 150% if we satisfy certain requirements in the future) immediately after each such issuance (exclusive of the SBA debentures pursuant to our SEC exemptive relief). In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.”

The SEC has proposed a new rule under the 1940 Act that would govern financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations, one of which would have the effect of treating such financial commitment transactions as senior securities. There are no assurances as to when the SEC will adopt a final version of the proposed rules or as to the form that the final rules will take.

Codes of Ethics

We, Fund I and our investment advisor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Additionally, our investment advisor has adopted a code of ethics pursuant to rule 204A-1 under the Advisers Act and in accordance with Rule 17j-1(c). Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the joint code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The joint code of ethics is also available on our website at www.fdus.com. We have also adopted a code of business conduct that is applicable to all officers, directors and employees of Fidus and our investment advisor that is available on our website.

Proxy Voting Policies and Procedures

In light of the types of investments held in our portfolio, it is unlikely that we will be called upon to vote our shares very often. In the event that we receive a proxy statement related to one of our portfolio companies, however, we have delegated our proxy voting responsibility to our investment advisor. The proxy voting policies and procedures of our investment advisor are set out below. The guidelines are reviewed periodically by our investment advisor and our Independent Directors, and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to our investment advisor.

Introduction

As an investment adviser registered under the Advisers Act, our investment advisor has a fiduciary duty to act solely in our best interests. As part of this duty, our investment advisor recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our investment advisor’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our investment advisor will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our investment advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our investment advisor will vote in favor of proposals that it believes are likely to increase the value of the portfolio securities we hold. Although our investment advisor will generally vote against proposals that may have a negative effect on our portfolio securities, our investment advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Proxy voting decisions are made by our investment advisor’s senior investment professionals who are responsible for monitoring each of our portfolio investments. To ensure that our investment advisor’s vote is not the product of a conflict of interest, our investment advisor requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our investment advisor will disclose such conflicts to us, including our Independent Directors, and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our investment advisor voted proxies for us by making a written request for proxy voting information to: Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, or by calling Fidus Investment Corporation collect at (847) 859-3940.

Compliance Policies and Procedures

We, Fund I and our investment advisor have each adopted and implemented written policies and procedures reasonably designed to prevent violation of federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On March 27, 2012, the SEC granted us and Fund I exemptive relief allowing us to operate effectively as one company and to take certain actions, including engaging in certain transactions with our affiliates, and to be subject to modified consolidated asset coverage requirements for senior securities issued by a BDC, that would otherwise be prohibited by the 1940 Act. Effective June 30, 2014, our exemptive relief was amended to include Fund II. Therefore, any SBA debentures issued by Fund II are not subject to the 200.0% (or 150.0%, provided that certain requirements are met) asset coverage requirement.

Small Business Administration Regulations

The Funds are licensed by the SBA to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958. Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We may issue SBA debentures to fund additional investments through the Funds.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. The Funds have typically invested in senior subordinated debt, acquired warrants and/or made other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a portfolio company, it may continue to make follow-on investments in the portfolio company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the U.S., to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to two times the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, and do not require any principal payments prior to maturity. The amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding is limited to $350.0 million, subject to SBA approval.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations with which listed companies must comply. We are in compliance with such corporate governance listing standards applicable to BDCs.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our securities. There are $231,000,000 of securities available for issuance under this prospectus as a result of our issuance of our 6.000% notes due 2024 (the “2024 Notes”) in February 2019 for an aggregate principal amount of $69,000,000. We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On June 7, 2018, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 7, 2019 or the date of our 2019 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2019 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents our investment advisor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the related senior securities table and the effectiveness of internal control over financial reporting appearing in this prospectus and registration statement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to ‘‘incorporate by reference’’ the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this filing and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information ‘‘furnished’’ under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC that is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this filing will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC. This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

•	Current Report on Form 8-K filed on February 5, 2019;

•	Current Report on Form 8-K filed on February 28, 2019;

•	Current Report on Form 8-K filed on March 8, 2019;

•	Current Report on Form 8-K filed on April 24, 2019;

•	The description of our common stock contained in our Form 8-A filed on June 6, 2016

•	The description of our 5.875% Notes due 2023 contained in our Form 8-A filed on February 2, 2018; and

•	The description of our 6.00% Notes due 2024 contained in our Form 8-A filed on February 8, 2019.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus. To obtain copies of these filings, see ‘‘Available Information.”

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

From time to time, we may receive nonpublic personal information relating to our stockholders. We do not disclose nonpublic personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our investment advisor, its affiliates or authorized service providers that have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Item 8. Consolidated Financial Statements and Supplementary Data.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Fidus Investment Corporation and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Fidus Investment Corporation and Subsidiaries (collectively, the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidus Investment Corporation and Subsidiaries as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated February 28, 2019, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with custodians, portfolio companies or agents or by other appropriate procedures where replies from custodians, portfolio companies or agents were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2007.

Chicago, Illinois

February 28, 2019

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Fidus Investment Corporation and Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited Fidus Investment Corporation and Subsidiaries’ (collectively, the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018 and the related notes to the financial statements of the Company and our report dated February 28, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Annual Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Chicago, Illinois

February 28, 2019

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2018	December 31, 2017
ASSETS
Investments, at fair value
Control investments (cost: $22,697 and $6,294, respectively)	$18,820	$4,723
Affiliate investments (cost: $70,924 and $91,361, respectively)	123,051	123,011
Non-control/non-affiliate investments (cost: $505,129 and $480,139, respectively)	501,111	468,574

Total investments, at fair value (cost: $598,750 and $577,794, respectively)	642,982	596,308
Cash and cash equivalents	42,015	41,572
Interest receivable	7,528	7,411
Prepaid expenses and other assets	1,351	972

Total assets	$693,876	$646,263

LIABILITIES
SBA debentures, net of deferred financing costs (Note 6)	$186,734	$226,660
Public Notes, net of deferred financing costs (Note 6)	48,411	—
Borrowings under Credit Facility, net of deferred financing costs (Note 6)	36,358	11,175
Accrued interest and fees payable	2,812	2,712
Management and incentive fees payable—due to affiliate	15,127	11,217
Administration fee payable and other—due to affiliate	474	562
Taxes payable	803	500
Accounts payable and other liabilities	172	164

Total liabilities	290,891	252,990

Commitments and contingencies (Note 7)

NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 24,463,119 and 24,507,940 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively)	24	24
Additional paid-in capital	366,278	370,796
Total distributable earnings	36,683	22,453

Total net assets	402,985	393,273

Total liabilities and net assets	$693,876	$646,263

Net asset value per common share	$16.47	$16.05

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations

(in thousands, except shares and per share data)

	Years Ended December 31,
	2018	2017	2016
Investment Income:
Interest income
Control investments	$246	$56	$—
Affiliate investments	6,868	9,173	10,038
Non-control/non-affiliate investments	53,769	45,871	37,491

Total interest income	60,883	55,100	47,529
Payment-in-kind interest income
Control investments	661	152	—
Affiliate investments	698	1,834	974
Non-control/non-affiliate investments	5,216	5,053	4,244

Total payment-in-kind interest income	6,575	7,039	5,218
Dividend income
Control investments	—	—	—
Affiliate investments	3,454	898	1,767
Non-control/non-affiliate investments	556	964	1,890

Total dividend income	4,010	1,862	3,657
Fee income
Control investments	—	—	—
Affiliate investments	80	378	339
Non-control/non-affiliate investments	4,729	4,085	3,354

Total fee income	4,809	4,463	3,693
Interest on idle funds and other income	148	151	132

Total investment income	76,425	68,615	60,229

Expenses:
Interest and financing expenses	12,956	9,893	10,594
Base management fee	11,365	9,788	8,254
Incentive fee	12,351	10,968	10,369
Administrative service expenses	1,462	1,428	1,422
Professional fees	1,343	1,433	1,337
Other general and administrative expenses	1,467	1,208	1,227

Total expenses	40,944	34,718	33,203

Net investment income before income taxes	35,481	33,897	27,026
Income tax provision (benefit)	720	220	425

Net investment income	34,761	33,677	26,601

Net realized and unrealized gains (losses) on investments:
Net realized gains (losses):
Control investments	—	—	(12,041)
Affiliate investments	10,786	4,460	713
Non-control/non-affiliate investments	(21,055)	13,444	(2,507)
Net change in unrealized appreciation (depreciation):
Control investments	(2,306)	(1,571)	11,423
Affiliate investments	20,477	13,632	12,105
Non-control/non-affiliate investments	7,547	(17,487)	5,481
Income tax (provision) benefit from realized gains on investments	(758)	(2,204)	(205)

Net gain (loss) on investments	14,691	10,274	14,969

Net increase in net assets resulting from operations	$49,452	$43,951	$41,570

Per common share data:
Net investment income per share-basic and diluted	$1.42	$1.43	$1.45

Net increase in net assets resulting from operations per share-basic and diluted	$2.02	$1.87	$2.27

Dividends declared per share	$1.60	$1.60	$1.60

Weighted average number of shares outstanding-basic and diluted	24,471,730	23,527,188	18,283,715

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

	Common Stock		Additional paid-in capital	Total distributable earnings	Total net assets
	Number of shares	Par value
Balances at December 31, 2015	16,300,732	$16	$246,308	$1,038	$247,362
Public offerings of common stock, net of expenses (Note 8)	6,095,000	6	94,706	—	94,712
Shares issued under dividend reinvestment plan	50,344	—	788	—	788
Net investment income	—	—	—	26,601	26,601
Net realized gain (loss) on investments, net of taxes	—	—	—	(15,678)	(15,678)
Net unrealized appreciation (depreciation) on investments	—	—	—	30,647	30,647
Dividends declared	—	—	—	(30,647)	(30,647)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,633)	1,633	—

Balances at December 31, 2016	22,446,076	$22	$340,169	$13,594	$353,785
Public offerings of common stock, net of expenses (Note 8)	2,012,500	2	32,328	—	32,330
Shares issued under dividend reinvestment plan	49,364	—	799	—	799
Net investment income	—	—	—	33,677	33,677
Net realized gain (loss) on investments, net of taxes	—	—	—	15,200	15,200
Net unrealized appreciation (depreciation) on investments	—	—	—	(4,926)	(4,926)
Dividends declared	—	—	—	(37,592)	(37,592)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(2,500)	2,500	—

Balances at December 31, 2017	24,507,940	$24	$370,796	$22,453	$393,273
Repurchases of common stock under Stock Repurchase Program (Note 8)	(44,821)	—	(582)	—	(582)
Net investment income	—	—	—	34,761	34,761
Net realized gain (loss) on investments, net of taxes	—	—	—	(11,027)	(11,027)
Net unrealized appreciation (depreciation) on investments	—	—	—	25,718	25,718
Dividends declared	—	—	—	(39,158)	(39,158)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(3,936)	3,936	—

Balances at December 31, 2018	24,463,119	$24	$366,278	$36,683	$402,985

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$49,452	$43,951	$41,570
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Net change in unrealized (appreciation) depreciation on investments	(25,718)	5,426	(29,009)
Net realized (gain) loss on investments	10,269	(17,904)	13,835
Interest and dividend income paid-in-kind	(6,662)	(7,706)	(5,380)
Accretion of original issue discount	(775)	(385)	(234)
Accretion of loan origination fees	(984)	(1,472)	(1,128)
Purchase of investments	(212,264)	(214,681)	(197,801)
Proceeds from sales and repayments of investments	188,255	163,656	137,508
Proceeds from loan origination fees	1,205	1,212	1,024
Amortization of deferred financing costs	1,667	1,245	1,112
Changes in operating assets and liabilities:
Interest receivable	(117)	(3,004)	113
Prepaid expenses and other assets	(412)	(174)	424
Accrued interest and fees payable	100	(410)	282
Management and incentive fees payable – due to affiliate	3,910	2,387	3,607
Administration fee payable and other – due to affiliate	(88)	(8)	31
Taxes payable	303	(55)	155
Accounts payable and other liabilities	7	(277)	265

Net cash provided by (used for) operating activities	8,148	(28,199)	(33,626)

Cash Flows from Financing Activities:
Proceeds from stock offerings, net of expenses	—	32,330	94,712
Proceeds received from SBA debentures	27,000	49,000	10,500
Repayments of SBA debentures	(67,300)	(41,700)	—
Proceeds received from issuance of Public Notes	50,000	—	—
Proceeds received from (repayments of) borrowings under Credit Facility, net	25,000	11,500	(15,500)
Payment of deferred financing costs	(2,665)	(1,649)	(801)
Dividends paid to stockholders, including expenses	(39,158)	(36,793)	(29,859)
Repurchases of common stock under Stock Repurchase Program	(582)	—	—

Net cash provided by (used for) financing activities	(7,705)	12,688	59,052

Net increase (decrease) in cash and cash equivalents	443	(15,511)	25,426

Cash and cash equivalents:
Beginning of period	41,572	57,083	31,657

End of period	$42,015	$41,572	$57,083

Supplemental disclosure of cash flow information:
Cash payments for interest	$11,189	$9,058	$9,200
Cash payments for taxes, net of tax refunds received	$1,175	$2,479	$475
Non-cash financing activities:
Shares issued under dividend reinvestment plan	$—	$799	$788

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
Control Investments (t)
FDS Avionics Corp.
(dba Flight Display Systems)	Aerospace & Defense Manufacturing
Second Lien Debt		4.00%/11.00%	4/1/2020	$6,203	$6,196	$5,397
Revolving Loan ($50 commitment)		4.00%/11.00%	4/1/2020	215	215	215
Common Equity (7,478 shares) (j)					748	—

					7,159	5,612	2%

K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Second Lien Debt (p)		0.00%/15.00%	6/25/2020	10,453	10,423	10,453
Second Lien Debt (p)		0.00%/12.00%	6/25/2020	2,261	2,255	1,155
Second Lien Debt (p)		0.00%/19.00%	6/25/2020	1,600	1,592	1,600
Common Equity (1,673 shares)					1,268	—

					15,538	13,208	3%

Total Control Investments					$22,697	$18,820	5%

Affiliate Investments (l)
FAR Research Inc. (n)	Specialty Chemicals
Common Equity (1,396 units)					$—	$116	0%

Fiber Materials, Inc.	Aerospace & Defense Manufacturing
Second Lien Debt		12.00%/0.00%	5/30/2022	$4,044	4,032	4,044
Common Equity (10 units)					1,000	2,104

					5,032	6,148	2%

Medsurant Holdings, LLC	Healthcare Services
Second Lien Debt		13.00%/0.00%	6/30/2020	8,823	8,795	8,823
Preferred Equity (126,662 units) (h)					1,346	2,703
Warrant (505,176 units) (h)(m)					4,516	9,820

					14,657	21,346	5%

Microbiology Research Associates, Inc.	Healthcare Services
Subordinated Debt		11.00%/1.50%	3/13/2022	8,798	8,783	8,122
Common Equity (1,625,731 units) (j)					1,938	1,924

					10,721	10,046	3%

Mirage Trailers LLC	Utility Equipment Manufacturing
Second Lien Debt (k)(f)		13.85%/1.50%	11/25/2020	6,109	6,075	6,109
Common Equity (2,500,000 shares) (g)					2,179	3,174

					8,254	9,283	2%

Pfanstiehl, Inc.	Healthcare Products
Subordinated Debt		10.50%/0.00%	9/29/2022	6,208	6,197	6,208
Common Equity (8,500 units) (j)					850	13,815

					7,047	20,023	5%

Pinnergy, Ltd.	Oil & Gas Services
Second Lien Debt (k)		12.00%/0.00%	1/24/2020	4,000	3,993	4,000
Common Equity—Class A-2 (42,500 units) (k)					3,000	33,878
Common Equity—Class B (1,000 units) (k)					3,000	3,000

					9,993	40,878	10%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
Steward Holding LLC
(dba Steward Advanced Materials)	Aerospace & Defense Manufacturing
Second Lien Debt		12.00%/1.50%	5/12/2021	$7,553	$7,538	$7,553
Common Equity (1,000,000 units)					1,000	1,357

					8,538	8,910	2%

Trantech Radiator Products, Inc.	Utility Equipment Manufacturing
Second Lien Debt (j)		13.75%/0.00%	12/31/2019	5,994	5,994	5,994
Common Equity (6,875 shares) (j)					688	307

					6,682	6,301	2%

Total Affiliate Investments					$70,924	$123,051	31%

Non-control/Non-affiliate Investments
Accent Food Services, LLC	Vending Equipment Manufacturing
Second Lien Debt (k)		10.00%/5.00%	5/30/2022	$30,312	$30,205	$28,879
Common Equity (7,885 units) (h)(j)					800	462

					31,005	29,341	7%

Allied 100 Group, Inc.	Healthcare Products
Common Equity (1,250,000 units) (j)					1,250	1,744	0%

Alzheimer’s Research and Treatment Center	Healthcare Services
First Lien Debt (j)(x)		8.23%/0.00%	10/23/2023	6,500	6,451	6,451
Common Equity (1,000 units) (h)(j)					1,000	1,000

					7,451	7,451	2%

American AllWaste LLC
(dba WasteWater Transport Services)	Environmental Industries
Second Lien Debt (j)		11.00%/1.50%	11/30/2023	11,826	11,765	11,826
Delayed Draw Commitment ($2,276 commitment) (i)(j)		11.00%/1.50%	11/30/2019	—	(7)	—
Preferred Equity (500 units) (j)					500	615

					12,258	12,441	3%

Argo Turboserve Corporation	Business Services
Second Lien Debt (j)(y)		12.56%/0.00%	6/28/2023	15,000	14,925	14,925	4%

AVC Investors, LLC
(dba Auveco)	Specialty Distribution
Second Lien Debt (k)		11.50%/0.00%	7/3/2023	22,500	22,406	22,500
Common Equity (5,000 units) (j)					500	682

					22,906	23,182	6%

B&B Roadway and Security Solutions, LLC	Component Manufacturing
Second Lien Debt		10.50%/1.50%	8/27/2023	10,129	10,080	9,524
Common Equity (50,000 units) ($133 commitment) (h)(j)					500	304

					10,580	9,828	2%

Cardboard Box LLC
(dba Anthony’s Coal Fired Pizza)	Restaurants
Common Equity (521,021 units) (j)					521	108	0%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
Consolidated Infrastructure Group Holdings, LP	Business Services
Common Equity (298 units)					$378	$49	0%

ControlScan, Inc.	Information Technology Services
Subordinated Debt (j)		11.00%/0.00%	1/28/2023	$6,750	6,725	6,750
Common Equity (3,704 shares) (j)					4	620
Preferred Equity (100 shares) (j)					996	996

					7,725	8,366	2%

CRS Solutions Holdings, LLC
(dba CRS Texas)	Business Services
Second Lien Debt		10.50%/1.00%	9/14/2023	9,073	9,035	9,073
Common Equity (750,000 units) (j)					750	757

					9,785	9,830	2%

EBL, LLC (EbLens)	Retail
Second Lien Debt (j)		12.00%/1.00%	1/13/2023	9,389	9,321	9,389
Common Equity (75,000 units) (j)					750	742

					10,071	10,131	3%

Global Plasma Solutions, Inc.	Component Manufacturing
First Lien Debt (j)(v)		7.40%/0.00%	9/21/2023	8,703	8,629	8,629
Preferred Equity (947 shares) (j)					360	360
Common Equity (947 shares) (j)					15	15

					9,004	9,004	2%

Gurobi Optimization, LLC	Information Technology Services
Subordinated Debt (k)		11.00%/0.00%	6/19/2023	20,000	19,920	20,400
Common Equity (5 shares)					1,500	2,323

					21,420	22,723	6%

Hilco Plastics Holdings, LLC
(dba Hilco Technologies)	Component Manufacturing
Second Lien Debt		11.50%/1.50%	12/31/2019	9,940	9,922	9,439
Preferred Equity (1,000,000 units) (h)(j)					1,000	1,112
Common Equity (72,507 units) (h)(j)					473	227

					11,395	10,778	3%

Hub Acquisition Sub, LLC
(dba Hub Pen)	Promotional products
Second Lien Debt (k)		12.25%/0.00%	9/23/2021	25,000	24,918	25,000
Common Equity (7,500 units)					249	1,417

					25,167	26,417	7%

Hunter Defense Technologies, Inc.	Aerospace & Defense Manufacturing
First Lien Debt (j)(w)		9.80%/0.00%	3/29/2023	9,747	9,653	9,653	2%

IBH Holdings, LLC
(fka Inflexxion, Inc.)	Business Services
Common Equity (150,000 units)					—	—	0%

inthinc Technology Solutions, Inc. (n)	Information Technology Services
Royalty Rights			4/24/2020		185	—	0%

The Kyjen Company, LLC
(dba Outward Hound)	Consumer Products
Second Lien Debt (k)		12.00%/0.00%	6/8/2024	15,000	14,937	13,950
Common Equity (765 shares) (j)					765	754

					15,702	14,704	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
LNG Indy, LLC
(dba Kinetrex Energy)	Oil & Gas Distribution
Second Lien Debt (k)		11.50%/0.00%	9/28/2021	$5,000	$4,985	$5,000
Common Equity (1,000 units)					1,000	1,561

					5,985	6,561	2%

Marco Group International OpCo, LLC	Industrial Cleaning & Coatings
Second Lien Debt		10.50%/0.75%	1/21/2023	12,133	12,089	12,133
Common Equity (750,000 units) (h)(j)					750	800

					12,839	12,933	3%

Mesa Line Services, LLC	Utilities: Services
Second Lien Debt (j)		10.50%/0.50%	5/31/2023	10,014	9,963	10,014
Delayed Draw Commitment ($3,160 commitment) (i)(j)		10.50%/0.50%	5/31/2019	—	(4)	—
Common Equity (500 shares) (j)					500	676

					10,459	10,690	3%

Midwest Transit Equipment, Inc.	Transportation services
Warrant (14,384 shares) (j)(m)					361	436
Warrant (9.59% of Junior Subordinated Notes) (j)(q)					381	398

					742	834	0%

New Era Technology, Inc.	Information Technology Services
Common Equity (197,369 shares) (j)					750	990	0%

NGT Acquisition Holdings, LLC
(dba Techniks Industries)	Component Manufacturing
Subordinated Debt		12.50%/2.00%	3/21/2022	11,579	11,542	10,460
Common Equity (378 units) (j)					500	72

					12,042	10,532	3%

Oaktree Medical Centre, P.C.
(dba Pain Management Associates)	Healthcare Services
First Lien Debt (j)(u)		14.50%/0.00%	1/1/2018	571	649	566
First Lien Debt (j)(u)		10.00%/12.00%	1/1/2018	7,751	8,338	8,133
Revolving Loan (j)(u)		14.50%/0.00%	1/1/2018	2,500	2,699	2,490
Revolving Loan (j)(u)		14.50%/0.00%	1/31/2019	200	200	200

					11,886	11,389	3%

OMC Investors, LLC
(dba Ohio Medical Corporation)	Healthcare Products
Second Lien Debt		12.00%/0.00%	7/15/2021	10,000	9,954	8,748
Common Equity (5,000 units)					500	139

					10,454	8,887	2%

Palisade Company, LLC	Information Technology Services
Subordinated Debt (j)		11.75%/0.00%	5/15/2024	6,500	6,468	6,468
Common Equity (100 shares) (j)					1,000	1,000

					7,468	7,468	2%

Palmetto Moon, LLC	Retail
First Lien Debt		11.50%/2.50%	10/31/2021	5,512	5,490	5,512
Common Equity (499 units) (j)					494	108

					5,984	5,620	1%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
Power Grid Components, Inc.	Specialty Distribution
Second Lien Debt (k)		11.00%/1.00%	5/20/2023	$11,282	$11,234	$11,282
Preferred Equity (392 shares) (j)					392	422
Common Equity (9,695 shares) (j)					358	260

					11,984	11,964	3%

Pugh Lubricants, LLC	Specialty Distribution
Second Lien Debt (k)		12.25%/0.00%	5/10/2022	18,581	18,523	18,581
Common Equity (6,125 units) (h)(j)					612	1,000

					19,135	19,581	5%

Revenue Management Solutions, LLC	Information Technology Services
Common Equity (2,250,000 shares)					2,250	3,888	1%

Rhino Assembly Company, LLC	Specialty Distribution
Second Lien Debt (k)		12.00%/1.00%	2/11/2023	11,324	11,275	11,324
Delayed Draw Commitment ($875 commitment) (i)(j)		12.00%/1.00%	5/17/2022	—	—	—
Preferred Equity (8,864 units) (j)(s)					945	1,272

					12,220	12,596	3%

Road Safety Services, Inc.	Business Services
Second Lien Debt		11.25%/1.50%	3/18/2024	10,068	10,022	10,022
Common Equity (655 units)					621	621

					10,643	10,643	2%

Rohrer Corporation	Packaging
Subordinated Debt (j)		10.50%/1.00%	4/1/2024	13,735	13,670	13,670
Common Equity (400 shares)					780	724

					14,450	14,394	4%

SES Investors, LLC
(dba SES Foam)	Building Products Manufacturing
Second Lien Debt		15.00%/0.00%	12/29/2020	3,095	3,069	2,703
Common Equity (6,000 units) (h)(j)					600	167

					3,669	2,870	1%

Simplex Manufacturing Co.	Aerospace & Defense Manufacturing
Subordinated Debt		14.00%/0.00%	7/31/2019	4,050	4,050	4,050
Warrant (29 shares) (m)					1,155	3,036

					5,205	7,086	2%

Software Technology, LLC	Information Technology Services
Subordinated Debt (k)		11.00%/0.00%	6/23/2023	10,000	9,964	10,000
Common Equity (12 shares)					1,291	1,364

					11,255	11,364	3%

SpendMend LLC	Business Services
Second Lien Debt (k)		11.00%/1.00%	7/8/2023	10,401	10,355	10,401
Common Equity (1,000,000 units)					1,000	1,179

					11,355	11,580	3%

The Wolf Organization, LLC	Building Products Manufacturing
Common Equity (175 shares)					753	3,711	1%

Thermoforming Technology Group LLC
(dba Brown Machine Group) (n)	Capital Equipment Manufacturing
Common Equity (3,760 units) (h)(j)					—	10	0%

Tile Redi, LLC	Building Products Manufacturing
First Lien Debt (j)(r)		12.80%/0.00%	6/16/2022	10,194	10,122	10,156	2%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets
TransGo, LLC	Component Manufacturing
Second Lien Debt		13.25%/0.00%	8/28/2022	$9,500	$9,468	$9,500
Common Equity (1,000 units)					998	905

					10,466	10,405	3%

The Tranzonic Companies	Specialty Distribution
Subordinated Debt (j)		10.00%/1.50%	3/27/2025	5,664	5,614	4,997
Preferred Equity (5,000 units) (j)					500	391
Common Equity (1 units) (j)					—	—

					6,114	5,388	1%

UBEO, LLC	Business Services
Subordinated Debt (j)		11.00%/0.00%	10/3/2024	13,100	12,979	13,100
Delayed Draw Commitment ($1,500 commitment) (j)(i)(z)		11.00%/0.00%	8/7/2019	—	(12)	—
Common Equity (705,000 units) (j)					705	1,027

					13,672	14,127	3%

United Biologics, LLC	Healthcare Services
Preferred Equity (98,377 units) (h)(j)					1,008	64
Warrant (57,469 units) (m)					566	53

					1,574	117	0%

US GreenFiber, LLC	Building Products Manufacturing
Second Lien Debt (k)(p)		12.00%/2.00%	5/31/2019	14,363	14,359	6,549
Second Lien Debt (p)		0.00%/16.00%	5/31/2019	1,000	1,000	1,000
Common Equity (2,522 units) (h)(j)					586	—

					15,945	7,549	2%

US Pack Logistics LLC	Transportation services
Second Lien Debt (k)		12.00%/1.75%	3/28/2023	7,412	7,396	7,412
Common Equity (5,833 units) (h)(j)					555	178
Preferred Equity (9,458 units) (h)(j)					927	1,046

					8,878	8,636	2%

Vanguard Dealer Services, L.L.C.	Business Services
Common Equity (6,000 units)					154	851
Common Equity (2,380 units) (j)					327	338

					481	1,189	0%

Virginia Tile Company, LLC	Specialty Distribution
Second Lien Debt (k)		12.25%/0.00%	4/7/2022	12,000	11,980	12,000
Common Equity (17 units)					342	1,455

					12,322	13,455	3%

Worldwide Express Operations, LLC	Transportation services
Second Lien Debt (j)(o)		10.86%/0.00%	2/3/2025	20,000	19,690	20,000
Common Equity (4,000 units) (h)(j)					2,956	3,823

					22,646	23,823	6%

Total Non-control/Non-affiliate Investments					$505,129	$501,111	124%

Total Investments					$598,750	$642,982	160%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2018. Generally, payment-in-kind interest can be paid-in-kind or all in cash.

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2018

(in thousands, except shares)

(e)

The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the board of directors, using significant unobservable Level 3 inputs.

(f)

The investment bears cash interest at a variable rate that is determined by reference to one-month LIBOR, which is reset monthly. The cash interest rate is set as one-month LIBOR + 11.50% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2018.

(g)	Income producing. Maturity date, if any, represents mandatory redemption date.
(h)	Investment is held by a wholly-owned subsidiary of the Company, other than the Funds.
(i)

The disclosed commitment represents the unfunded amount as of December 31, 2018. The Company is earning 0.50% interest on the unfunded balance of the commitment. The interest rate disclosed represents the rate which will be earned if the commitment is funded.

(j)

Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

(k)

The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

(l)

As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.

(m)

Warrants entitle the Company to purchase a predetermined number of shares or units of common equity, and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investment in portfolio company that has sold its operations and is in the process of winding down.
(o)

The investment bears interest at a variable rate that is determined by reference to six-month LIBOR, which is reset quarterly. The interest rate is set as six-month LIBOR + 8.00% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2018.

(p)	Investment was on non-accrual status as of December 31, 2018, meaning the Company has ceased recognizing interest income on the investment.
(q)	Warrant entitles the Company to purchase 9.59% of the outstanding principal of Junior Subordinated Notes prior to exercise, and is non-income producing.
(r)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR, which is reset quarterly. The interest rate is set as three-month LIBOR + 10.00% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2018.

(s)	A portion of the investment is held by a wholly-owned subsidiary of the Company, other than the Funds.
(t)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.

(u)	The debt investment continues to pay interest, including the default rate, while the portfolio company pursues refinancing options.
(v)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR. The interest rate is set as three-month LIBOR + 5.00% and is subject to a 2.00% LIBOR interest rate floor. In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.54% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(w)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR, which is reset quarterly. The interest rate is set as three-month LIBOR + 7.00% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2018.

(x)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR. The interest rate is set as three-month LIBOR + 5.75% and is subject to a 2.00% LIBOR interest rate floor. In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.15% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(y)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR, which is reset quarterly. The interest rate is set as three-month LIBOR + 9.75% and is subject to a 2.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2018.

(z)	The maturity date presented represents the final termination date of the commitment. $707 of the commitment expires on May 7, 2019.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

Control Investments (t)
FDS Avionics Corp.
(dba Flight Display Systems)	Aerospace & Defense Manufacturing
Second Lien Debt		4.00%/11.00%	4/1/2020	$5,556	$5,546	$4,348
Common Equity (7,478 shares) (j)					748	375

					6,294	4,723	1%

Total Control Investments					$6,294	$4,723	1%

Affiliate Investments (l)
Apex Microtechnology, Inc.	Electronic Components Supplier
Warrant (2,293 shares) (m)					$220	$543
Common Equity (11,690 shares)					1,169	2,857

					1,389	3,400	1%

FAR Research Inc.	Specialty Chemicals
Common Equity (1,396 units)					1,396	1,447	0%

Fiber Materials, Inc.	Aerospace & Defense Manufacturing
Second Lien Debt		12.00%/1.00%	5/30/2022	$4,044	4,028	4,044
Common Equity (10 units)					1,000	1,838

					5,028	5,882	1%

Inflexxion, Inc.	Business Services
First Lien Debt		5.00%/5.00%	12/16/2019	4,478	4,468	2,647
Revolving Loan (j)		5.00%/5.00%	12/16/2019	275	273	163
Preferred Equity (252,046 units)					252	—
Preferred Equity (308,987 units)					309	—
Preferred Equity (1,400 units)					1,400	—
Preferred Equity (550,000 units)					200	—

					6,902	2,810	1%

Medsurant Holdings, LLC	Healthcare Services
Second Lien Debt		12.25%/0.75%	6/30/2020	8,824	8,776	8,824
Preferred Equity (126,662 units) (h)					1,346	2,753
Warrant (505,176 units) (h)(m)					4,516	10,048

					14,638	21,625	5%

Microbiology Research Associates, Inc.	Healthcare Services
Subordinated Debt		11.00%/1.50%	3/13/2022	8,667	8,649	8,667
Common Equity (1,625,731 units) (j)					1,939	3,788

					10,588	12,455	3%

Mirage Trailers LLC	Utility Equipment Manufacturing
Second Lien Debt (k)(f)		12.88%/1.50%	11/25/2020	6,017	5,964	6,017
Common Equity (2,500,000 shares) (g)					2,340	2,939

					8,304	8,956	2%

Pfanstiehl, Inc.	Healthcare Products
Subordinated Debt		10.50%/0.00%	9/29/2021	6,208	6,193	6,208
Common Equity (8,500 units) (j)					850	9,070

					7,043	15,278	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

Pinnergy, Ltd.	Oil & Gas Services
Second Lien Debt (k)		0.00%/10.00%	1/24/2020	$9,300	$9,286	$9,300
Common Equity - Class A-2 (42,500 units) (k)					3,000	15,621
Common Equity - Class B (1,000 units) (k)					3,000	3,000

					15,286	27,921	7%

Rhino Assembly Company, LLC	Specialty Distribution
Second Lien Debt		12.00%/1.00%	2/11/2023	3,514	3,498	3,498
Delayed Draw Commitment ($1,500 commitment) (i)(j)		12.00%/1.00%	5/17/2022	—	—	—
Preferred Equity (7,500 units) (j)(s)					750	750

					4,248	4,248	1%

Safety Products Group, LLC (n)	Safety Products Manufacturing
Preferred Equity (749 units) (h)(j)					—	12
Common Equity (676 units) ($2,852 commitment) (h)(j)					—	—

					—	12	0%

Steward Holding LLC
(dba Steward Advanced Materials)	Aerospace & Defense Manufacturing
Second Lien Debt		12.00%/3.25%	5/12/2021	7,382	7,360	7,382
Common Equity (1,000,000 units)					1,000	500

					8,360	7,882	2%

Trantech Radiator Products, Inc.	Utility Equipment Manufacturing
Second Lien Debt (j)		14.25%/0.00%	5/31/2018	6,994	6,992	6,694
Common Equity (6,875 shares) (j)					688	13

					7,680	6,707	2%

World Wide Packaging, LLC	Consumer Products
Common Equity (1,517,573 units) (h)(j)					499	4,388	1%

Total Affiliate Investments					$91,361	$123,011	30%

Non-control/Non-affiliate Investments
Accent Food Services, LLC	Vending Equipment Manufacturing
Second Lien Debt (k)		10.00%/3.00%	5/30/2022	$28,983	$28,846	$28,984
Common Equity (7,885 units) (h)(j)					800	635

					29,646	29,619	8%

Allied 100 Group, Inc.	Healthcare Products
Subordinated Debt (k)		11.50%/0.00%	5/26/2020	13,000	12,973	13,000
Common Equity (1,250,000 units) (j)					1,249	1,425

					14,222	14,425	4%

Caldwell & Gregory, LLC	Laundry Services
Subordinated Debt		0.00%/12.00%	5/31/2022	3,035	3,035	3,035
Common Equity (500,000 units) (h)					500	625
Warrant (242,121 units) (h)(m)					242	268

					3,777	3,928	1%

Cardboard Box LLC
(dba Anthony’s Coal Fired Pizza)	Restaurants
Common Equity (521,021 units) (j)					520	85	0%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

Cavallo Bus Lines Holdings, LLC	Transportation services
Second Lien Debt		12.75%/0.00%	4/26/2021	$7,395	$7,370	$6,572	2%

Comprehensive Logistics Co., Inc.	Business Services
Subordinated Debt (k)		11.50%/4.50%	11/22/2021	15,775	15,716	15,775	4%

Consolidated Infrastructure Group Holdings, LP	Business Services
Second Lien Debt		11.25%/1.50%	11/30/2022	2,002	1,993	1,993
Common Equity (298 shares)					500	500

					2,493	2,493	1%

ControlScan, Inc.	Information Technology Services
Subordinated Debt (j)		11.00%/0.00%	1/28/2023	6,750	6,719	6,719
Common Equity (3,704 shares) (j)					4	4
Preferred Equity (100 shares) (j)					996	996

					7,719	7,719	2%

EBL, LLC (EbLens)	Retail
Second Lien Debt (j)		12.00%/1.00%	1/13/2023	9,294	9,210	9,210
Common Equity (75,000 units) (j)					750	750

					9,960	9,960	3%

Gurobi Optimization, LLC	Information Technology Services
Subordinated Debt (k)		11.00%/0.00%	6/19/2023	20,000	19,901	19,901
Common Equity (5 shares)					1,500	1,500

					21,401	21,401	5%

Hilco Plastics Holdings, LLC
(dba Hilco Technologies)	Component Manufacturing
Subordinated Debt		11.50%/4.00%	7/15/2022	8,228	8,198	7,207
Common Equity (72,507 units) (h)(j)					500	163

					8,698	7,370	2%

Hub Acquisition Sub, LLC	Promotional products
(dba Hub Pen)
Second Lien Debt (k)		12.25%/0.00%	9/23/2021	16,750	16,685	16,750
Common Equity (7,500 units)					276	902

					16,961	17,652	4%

Ice House America, LLC	Vending Equipment Manufacturing
Second Lien Debt (j)		12.00%/3.00%	1/1/2020	4,367	4,269	4,367
Warrant (1,957,895 units) (h)(j)(m)					215	234

					4,484	4,601	1%

inthinc Technology Solutions, Inc. (n)	Information Technology Services
Royalty Rights			4/24/2020		185	—	0%

IOS Acquisitions, Inc. (n)	Oil & Gas Services
Common Equity (2,152 units) (j)					103	17	0%

Jacob Ash Holdings, Inc.	Apparel Distribution
Second Lien Debt (k)		17.00%/0.00%	6/30/2018	4,000	3,999	4,000
Subordinated Debt		13.00%/0.00%	6/30/2018	510	509	510
Preferred Equity (66,138 shares) (g)		0.00%/15.00%	6/30/2018		1,238	1,152
Warrant (63,492 shares) (m)					67	—

					5,813	5,662	1%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Second Lien Debt		11.75%/2.50%	4/25/2022	$10,304	$10,270	$10,304
Second Lien Debt		11.75%/7.25%	4/25/2022	2,181	2,174	2,181
Common Equity (1,673 shares)					1,268	457

					13,712	12,942	3%

The Kyjen Company, LLC
(dba Outward Hound)	Consumer Products
Second Lien Debt (k)		12.00%/0.00%	6/8/2024	14,500	14,428	14,428
Common Equity (750 shares) (j)					750	750

					15,178	15,178	4%

LNG Indy, LLC
(dba Kinetrex Energy)	Oil & Gas Distribution
Second Lien Debt (k)		11.50%/0.00%	9/28/2021	5,000	4,980	5,000
Common Equity (1,000 units)					1,000	1,137

					5,980	6,137	2%

Marco Group International OpCo, LLC	Industrial Cleaning & Coatings
Second Lien Debt		10.50%/0.75%	1/21/2023	12,041	11,986	11,986
Common Equity (750,000 shares) (h)(j)					750	750

					12,736	12,736	3%

Mesa Line Services, LLC	Utilities: Services
Second Lien Debt (j)		10.50%/1.00%	5/31/2023	9,108	9,048	9,048
Delayed Draw Commitment ($4,000 commitment) (i)(j)		10.50%/1.00%	5/31/2019	—	(13)	—
Common Equity (500 shares) (j)					500	500

					9,535	9,548	2%

Midwest Transit Equipment, Inc.	Transportation services
Subordinated Debt (j)		13.00%/0.00%	6/23/2022	12,005	11,286	12,005
Warrant (14,384 shares) (j)(m)					361	80
Warrant (9.59% of Junior Subordinated Notes) (j)(q)					381	405

					12,028	12,490	3%

New Era Technology, Inc.	Information Technology Services
Second Lien Debt (j)		11.00%/1.50%	9/3/2022	11,646	11,598	11,646
Common Equity (197,369 shares) (j)					750	828

					12,348	12,474	3%

NGT Acquisition Holdings, LLC
(dba Techniks Industries)	Component Manufacturing
Subordinated Debt		12.50%/0.00%	3/21/2022	11,000	10,952	11,000
Common Equity (378 units) (j)					500	470

					11,452	11,470	3%

Oaktree Medical Centre, P.C.
(dba Pain Management Associates)	Healthcare Services
First Lien Debt (j)		11.50%/0.00%	1/1/2018	571	648	631
First Lien Debt (j)		7.00%/12.00%	1/1/2018	6,849	7,437	6,438
Revolving Loan (j)		11.50%/0.00%	1/1/2018	2,500	2,835	2,743

					10,920	9,812	2%

OMC Investors, LLC
(dba Ohio Medical Corporation)	Healthcare Products
Second Lien Debt		12.00%/0.00%	7/15/2021	10,000	9,936	8,438
Common Equity (5,000 shares)					500	214

					10,436	8,652	2%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

Palmetto Moon, LLC	Retail
First Lien Debt		11.50%/1.00%	10/31/2021	$6,187	$6,158	$6,187
Common Equity (499 units) (j)					499	286

					6,657	6,473	2%

Plymouth Rock Energy, LLC	Business Services
Second Lien Debt (k)		11.00%/0.00%	6/30/2019	5,545	5,545	5,545	1%

Pugh Lubricants, LLC	Specialty Distribution
Second Lien Debt (k)		12.25%/0.00%	5/10/2022	18,581	18,505	18,581
Common Equity (6,125 units) (h)(j)					612	931

					19,117	19,512	5%

Restaurant Finance Co, LLC	Restaurants
Second Lien Debt (k)(p)		15.00%/4.00%	7/31/2020	9,342	9,314	2,046	1%

Revenue Management Solutions, LLC	Information Technology Services
Subordinated Debt (k)		11.50%/1.00%	7/4/2022	8,838	8,766	8,838
Subordinated Debt (j)		7.00%/6.50%	7/4/2022	817	806	817
Common Equity (2,250,000 units)					2,250	2,571

					11,822	12,226	3%

Rohrer Corporation	Packaging
Common Equity (389 shares)					750	878	0%

SES Investors, LLC
(dba SES Foam)	Building Products Manufacturing
Second Lien Debt		13.00%/0.00%	12/29/2020	4,095	4,056	3,229
Common Equity (6,000 units) (h)(j)					600	—

					4,656	3,229	1%

Simplex Manufacturing Co.	Aerospace & Defense Manufacturing
Subordinated Debt		14.00%/0.00%	11/1/2018	4,050	4,050	4,050
Warrant (29 shares) (m)					1,155	3,240

					5,205	7,290	2%

SimplyWell, Inc.	Healthcare Services
Second Lien Debt		12.00%/1.25%	2/23/2021	10,046	10,001	10,001
Preferred Equity (309,142 shares)					500	500

					10,501	10,501	3%

Six Month Smiles Holdings, Inc.	Healthcare Products
Second Lien Debt (j)(p)		0.00%/14.50%	7/31/2020	9,395	9,377	5,041	1%

Software Technology, LLC	Information Technology Services
Subordinated Debt (k)		11.00%/0.00%	6/23/2023	8,750	8,712	8,749
Common Equity (11 units)					1,125	1,183

					9,837	9,932	3%

The Wolf Organization, LLC	Building Products Manufacturing
Common Equity (175 shares)					1,445	4,223	1%

Thermoforming Technology Group LLC
(dba Brown Machine Group)	Capital Equipment Manufacturing
Second Lien Debt (k)		12.50%/0.00%	9/14/2021	19,700	19,626	19,700
Common Equity (3,500 units) (h)(j)					169	360

					19,795	20,060	5%

Tile Redi, LLC	Building Products Manufacturing
First Lien Debt (j)(r)		11.34%/0.00%	6/16/2022	10,194	10,102	10,102	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company (a)(b) Investment Type (c)	Industry	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value (e)	Percent of Net Assets

Toledo Molding & Die, Inc.	Component Manufacturing
Second Lien Debt (j)		10.50%/0.00%	12/18/2018	$10,000	$9,964	$10,000	3%

TransGo, LLC	Component Manufacturing
Second Lien Debt		13.25%/0.00%	8/28/2022	9,500	9,460	9,500
Common Equity (1,000 units)					1,000	847

					10,460	10,347	3%

United Biologics, LLC	Healthcare Services
Second Lien Debt		12.00%/2.00%	4/30/2018	8,876	8,866	8,876
Preferred Equity (98,377 units) (h)(j)					1,069	879
Warrant (57,469 units) (m)					566	234

					10,501	9,989	3%

US GreenFiber, LLC	Building Products Manufacturing
Second Lien Debt (k)		12.00%/2.00%	3/1/2019	14,147	14,131	13,014
Common Equity (2,522 units) (h)(j)					586	—

					14,717	13,014	3%

US Pack Logistics LLC	Transportation services
Second Lien Debt (k)		12.00%/1.75%	3/28/2023	7,282	7,257	7,282
Common Equity (5,833 units) (h)(j)					583	1,078
Preferred Equity (9,458 units) (h)(j)					945	966

					8,785	9,326	2%

Vanguard Dealer Services, L.L.C.	Business Services
Second Lien Debt		12.25%/0.00%	1/30/2021	11,450	11,416	11,450
Common Equity (6,000 shares)					600	946

					12,016	12,396	3%

Virginia Tile Company, LLC	Specialty Distribution
Second Lien Debt (k)		12.25%/0.00%	4/7/2022	12,000	11,971	12,000
Common Equity (17 units)					342	1,493

					12,313	13,493	4%

Worldwide Express Operations, LLC	Transportation services
Second Lien Debt (j)(o)		10.20%/0.00%	2/3/2025	10,000	9,867	10,000
Common Equity (4,000 units) (h)(j)					4,000	4,233

					13,867	14,233	4%

Total Non-control/Non-affiliate Investments					$480,139	$468,574	121%

Total Investments					$577,794	$596,308	152%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2017. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(e)

The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the board of directors, using significant unobservable Level 3 inputs.

(f)

The investment bears cash interest at a variable rate that is determined by reference to one-month LIBOR, which is reset monthly. The cash interest rate is set as one-month LIBOR + 11.50% and is subject to a 12.50% interest rate floor. The Company has provided the interest rate in effect as of December 31, 2017.

(g)	Income producing. Maturity date, if any, represents mandatory redemption date.
(h)	Investment is held by a wholly-owned subsidiary of the Company, other than the Funds.
(i)

The disclosed commitment represents the unfunded amount as of December 31, 2017. The Company is earning 0.50% interest on the unfunded balance of the commitment. The interest rate disclosed represents the rate which will be earned if the commitment is funded.

(j)

Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2017

(in thousands, except shares)

(k)

The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

(l)

As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.

(m)

Warrants entitle the Company to purchase a predetermined number of shares or units of common equity, and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investment in portfolio company that has sold its operations and is in the process of winding down.
(o)

The investment bears interest at a variable rate that is determined by reference to six-month LIBOR, which is reset semi-annually. The interest rate is set as six-month LIBOR + 8.75% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2017.

(p)	Investment was on non-accrual status as of December 31, 2017, meaning the Company has ceased recognizing interest income on the investment.
(q)	Warrant entitles the Company to purchase 9.59% of the outstanding principal of Junior Subordinated Notes prior to exercise, and is non-income producing.
(r)

The investment bears interest at a variable rate that is determined by reference to three-month LIBOR, which is reset quarterly. The interest rate is set as three-month LIBOR + 10.00% and is subject to a 1.00% LIBOR interest rate floor. The Company has provided the interest rate in effect as of December 31, 2017.

(s)	A portion of the investment is held by a wholly-owned subsidiary of the Company, other than the Funds.
(t)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements

(in thousands, except shares and per share data)

Note 1. Organization and Nature of Business

Fidus Investment Corporation (“FIC,” and together with its subsidiaries, the “Company”), a Maryland Corporation, operates as an externally managed, closed-end, non-diversified business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). FIC completed its initial public offering, or IPO, in June 2011. In addition, for federal income tax purposes, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company provides customized debt and equity financing solutions to lower middle-market companies, and may make investments directly or through its two wholly-owned investment company subsidiaries, Fidus Mezzanine Capital, L.P. (“Fund I”) and Fidus Mezzanine Capital II, L.P. (“Fund II”) (collectively Fund I and Fund II are referred to as the “Funds”). The Funds are licensed by the U.S. Small Business Administration (the “SBA”) as small business investment companies (“SBIC”). The SBIC licenses allow the Funds to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of leverage commitments by the SBA and other customary procedures. As SBICs, the Funds are subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

We believe that utilizing both FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that the majority of our investments will continue to be made through the Funds until the Funds reach their borrowing limit under the program. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350,000.

Fund I has also elected to be regulated as a BDC under the 1940 Act. Fund II is not registered under the 1940 Act and relies on the exclusion from the definition of investment company contained in Section 3(c)(7) of the 1940 Act.

The Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”).

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) pursuant to the requirements for reporting on Form 10-K, Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies (“ASC 946), and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Consolidation: Pursuant to Article 6 of Regulation S-X and ASC 946, the Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include only the accounts of the Company and its wholly-owned subsidiaries, including the Funds. All significant intercompany balances and transactions have been eliminated.

Investment risks: The Company’s investments are subject to a variety of risks. These risks may include, but are not limited to the following:

•

Market risk—In contrast to investment-grade bonds (the market prices of which change primarily as a reaction to changes in interest rates), the market prices of high-yield bonds (which are also affected by changes in interest rates) are influenced much more by credit factors and financial results of the issuer as well as general economic factors that influence the financial markets as a whole. The portfolio companies in which the Company invests may be unseasoned, unprofitable and/or have little established operating history or earnings. These companies may also lack technical, marketing, financial, and other resources or may be dependent upon the success of one product or service, a unique distribution channel, or the effectiveness of a manager or management team, as compared to larger, more established entities. The failure of a single product, service or distribution channel, or the loss or the ineffectiveness of a key executive or executives within the management team may have a materially adverse impact on such companies. Furthermore, these companies may be more vulnerable to competition and to overall economic conditions than larger, more established entities.

•

Credit risk—Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company. Issues of high-yield debt securities in which the Company invests are more likely to default on interest or principal than are issues of investment-grade securities.

•	Liquidity risk—Liquidity risk represents the possibility that the Company may not be able to sell its investments quickly or at a reasonable price (given the lack of an established market).

•	Interest rate risk—Interest rate risk represents the likelihood that a change in interest rates could have an adverse impact on the fair value of an interest-bearing financial instrument.

•

Prepayment risk—Certain of the Company’s debt investments allow for prepayment of principal without penalty. Downward changes in market interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the debt investments and making the instrument less likely to be an income producing instrument through the stated maturity date.

•

Off-Balance sheet risk—Some of the Company’s financial instruments contain off-balance sheet risk. Generally, these financial instruments represent future commitments to purchase other financial instruments at defined terms at defined future dates. See Note 7 for further details.

Fair value of financial instruments: The Company measures and discloses fair value with respect to substantially all of its financial instruments in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280—Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe its cash balances are exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 6) and SBA debentures. Deferred financing costs are capitalized and amortized over the term of the debt agreement using the effective interest method. Unamortized deferred financing costs are presented as an offset to the corresponding debt liabilities on the consolidated statements of assets and liabilities.

Deferred offering costs: Deferred equity offering costs include registration expenses related to shelf filings, including expenses related to the launch of the “at-the-market” program (the “ATM Program”). These expenses primarily consist of U.S. Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These expenses are included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. Upon the completion of an equity offering or a debt offering, the deferred expenses are charged to additional paid-in capital or deferred financing costs, respectively. If no offering is completed prior to the expiration of the registration statement, the deferred costs are charged to expense.

Realized gains or losses and unrealized appreciation or depreciation on investments: Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined in good faith by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest and dividend income: Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest is accrued daily based on the outstanding principal amount and the contractual terms of the debt. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution, and is generally recognized when received. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital. Distributions of earnings are included in dividend income while a return of capital is recorded as a reduction in the cost basis of the investment. Estimates are adjusted as necessary after the relevant tax forms are received from the portfolio company.

Certain of the Company’s investments contain a payment-in-kind (“PIK”) income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income,

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

as applicable, on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. The Company stops accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in the Company’s taxable income and, therefore, affects the amount the Company is required to pay to shareholders in the form of dividends in order to maintain the Company’s tax treatment as a RIC and to avoid corporate federal income tax, even though the Company has not yet collected the cash.

When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or may be applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, payments are likely to remain current.

Fee income: Transaction fees earned in connection with the Company’s investments are recognized as fee income and are generally non-recurring. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned.

The Company also typically receives loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on the consolidated statements of assets and liabilities and accreted into interest income over the life of the investment.

Warrants: In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities from the borrower (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income using the effective interest method over the term of the debt investment.

Partial loan sales: The Company follows the guidance in ASC 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest should remain on the Company’s consolidated statement of assets and liabilities and the proceeds recorded as a secured borrowing until the definition is met. Management has determined that all participations and other partial loan sale transactions entered into by the Company have met the definition of a participating interest. Accordingly, the Company uses sale treatment in accounting for such transactions.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to stockholders. To maintain the tax treatment of a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income,” as defined by Subchapter M of the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year; however, the Company will pay a 4.0% excise tax if it does not distribute at least 98.0% of the current year’s ordinary taxable income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the date on

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

which the final tax return related to the year in which the Company generated such taxable income is filed or the 15th day of the 10th month following the close of such taxable year. In addition, the Company will be subject to federal excise tax if it does not distribute at least 98.2% of its net capital gains realized, computed for any one year period ending October 31.

In the future, the Funds may be limited by provisions of the SBIC Act and SBA regulations governing SBICs from making certain distributions to FIC that may be necessary to enable FIC to make the minimum distributions required to maintain the tax treatment of a RIC.

The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one or more of the Company’s portfolio investments listed on the consolidated schedules of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio company investments owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are taxed as partnerships for U.S. federal income tax purposes (such as entities organized as limited liability companies (“LLCs”) or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

U.S. federal income tax regulations differ from GAAP, and as a result, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized under GAAP. Differences may be permanent or temporary. Permanent differences may arise as a result of, among other items, a difference in the book and tax basis of certain assets and nondeductible federal income taxes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

ASC Topic 740—Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be respected by the applicable tax authorities. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits included in the income tax provision, if any. There were no material uncertain income tax positions at December 31, 2018 and 2017. The Company’s tax returns are generally subject to examination by U.S. federal and most state tax authorities for a period of three years from the date the respective returns are filed, and, accordingly, the Company’s 2015 through 2017 tax years remain subject to examination.

Distributions to stockholders: Distributions to stockholders are recorded on the record date with respect to such distributions. The amount, if any, to be distributed to stockholders, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, may be distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, and is based upon the Company’s taxable income and distributions paid to its stockholders for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

of qualifying dividends from domestic corporations and qualified foreign corporations. The tax characterization of the Company’s distributions generally includes both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least two days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator before any associated brokerage or other costs. See Note 9 to the consolidated financial statements regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share calculations for the years ended December 31, 2018, 2017 and 2016, are computed utilizing the weighted average shares outstanding for the period. Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Stock Repurchase Program: The Company has an open market stock repurchase program (the “Stock Repurchase Program”) under which the Company may acquire up to $5,000 of its outstanding common stock. Under the Stock Repurchase Program, the Company may, but is not obligated to, repurchase outstanding common stock in the open market from time to time provided that the Company complies with the prohibitions under its insider trading policies and the requirements of Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market value and timing constraints. The timing, manner, price and amount of any share repurchases will be determined by the Company’s management, in its discretion, based upon the evaluation of economic and market conditions, stock price, capital availability, applicable legal and regulatory requirements and other corporate considerations. On October 30, 2018, the Board extended the Stock Repurchase Program through December 31, 2019, or until the approved dollar amount has been used to repurchase shares. The Stock Repurchase Program does not require the Company to repurchase any specific number of shares and the Company cannot assure that any shares will be repurchased under the Stock Repurchase Program. The Stock Repurchase Program may be suspended, extended, modified or discontinued at any time. During the year ended December 31, 2018, the Company repurchased 44,821 shares of common stock on the open market for $582. The Company did not make any repurchases of common stock during the years ended December 31, 2017 and 2016. Refer to Note 8 for additional information concerning stock repurchases.

Recent accounting pronouncements: In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance is effective for annual and interim reporting periods beginning after December 15, 2017. The Company adopted the ASU effective January 1, 2018. The majority of the Company’s income streams are specifically excluded from the scope of the ASU as they relate to financial instruments that are within the scope of other topics, and in general the impact of adopting the ASU is not material to the Company’s consolidated financial position or disclosures.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)—Changes to the Disclosure Requirements for Fair Value Measurement, which modifies the disclosure requirements on fair value measurements. The guidance is effective for annual and interim reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which amends certain SEC disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP requirements, or changes in the information environment. As it pertains to the Company, the amendments include certain presentation changes to the net assets section of the consolidated statements of assets and liabilities, and the consolidated statements of changes in net assets (among other changes). The amendments are effective for all filings submitted on or after November 5, 2018. The Company adopted the amendments effective November 5, 2018. The amendments do not have a material effect on the Company’s consolidated financial position or disclosures.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also may receive nominally priced equity warrants and/or make a direct equity investment in the portfolio company. The Company’s warrants or equity investments may be investments in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the investment is generally reported under the name of the operating company on the consolidated schedules of investments.

As of December 31, 2018, the Company had active investments in 60 portfolio companies and residual investments in three portfolio companies that have sold their underlying operations. The aggregate fair value of the total portfolio was $642,982 and the weighted average effective yield on the Company’s debt investments was 12.6% as of such date. As of December 31, 2018, the Company held equity investments in 93.7% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 6.0%.

As of December 31, 2017, the Company had active investments in 60 portfolio companies and residual investments in three portfolio companies that have sold their underlying operations. The aggregate fair value of the total portfolio was $596,308 and the weighted average effective yield on the Company’s debt investments was 13.0% as of such date. As of December 31, 2017, the Company held equity investments in 87.3% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 7.7%.

The weighted average yield of the Company’s debt investments is not the same as a return on investment for its stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of all of the Company’s and its subsidiaries’ fees and expenses. The weighted average yields were computed using the effective interest rates for debt investments at cost as of December 31, 2018 and 2017, including accretion of OID and loan origination fees, but excluding investments on non-accrual status, if any.

Purchases of debt and equity investments for the years ended December 31, 2018, 2017 and 2016, totaled $212,264, $214,681, and $197,801, respectively. Proceeds from sales and repayments, including principal, return of capital distributions and realized gains, of portfolio investments for the years ended December 31, 2018, 2017, and 2016 totaled $188,255, $163,656, and $137,508, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	Fair Value				Cost
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
Second Lien Debt	$366,517	57.0%	$341,279	57.3%	$379,973	63.5%	$357,585	62.0%
Subordinated Debt	104,225	16.2	126,481	21.2	105,900	17.7	126,465	21.9
First Lien Debt	51,790	8.1	28,911	4.8	52,231	8.7	31,921	5.5
Equity	106,707	16.6	84,585	14.2	53,482	8.9	53,915	9.3
Warrants	13,743	2.1	15,052	2.5	6,979	1.2	7,723	1.3
Royalty Rights	—	—	—	—	185	—	185	—

Total	$642,982	100.0%	$596,308	100.0%	$598,750	100.0%	$577,794	100.0%

All investments made by the Company as of December 31, 2018 and 2017, were made in portfolio companies headquartered in the U.S. The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
Midwest	$161,067	25.1%	$167,967	28.2%	$152,607	25.5%	$161,809	28.1%
Southeast	176,819	27.5	130,237	21.8	155,271	25.9	130,694	22.6
Northeast	89,661	13.9	107,814	18.1	84,246	14.1	105,267	18.2
West	62,824	9.8	63,396	10.6	54,469	9.1	53,970	9.3
Southwest	152,611	23.7	126,894	21.3	152,157	25.4	126,054	21.8

Total	$642,982	100.0%	$596,308	100.0%	$598,750	100.0%	$577,794	100.0%

The following table shows portfolio composition by type and by geographic region at fair value as a percentage of net assets.

By Type			By Geographic Region
	December 31, 2018	December 31, 2017		December 31, 2018	December 31, 2017
Second Lien Debt	90.9%	86.7%	Midwest	40.0%	42.7%
Subordinated Debt	25.9	32.2	Southeast	43.9	33.1
First Lien Debt	12.9	7.4	Northeast	22.2	27.4
Equity	26.5	21.5	West	15.6	16.1
Warrants	3.4	3.8	Southwest	37.9	32.3
Royalty Rights	—	—

Total	159.6%	151.6%	Total	159.6%	151.6%

As of December 31, 2018 and 2017, the Company had no portfolio company investments that represented more than 10% of the total investment portfolio on a fair value or cost basis.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

As of December 31, 2018 and December 31, 2017, the Company had debt investments in two portfolio companies on non-accrual status, respectively:

	December 31, 2018				December 31, 2017
Portfolio Company	Fair Value		Cost		Fair Value		Cost
K2 Industrial Services, Inc.	$13,208		$14,270		$—	(2)	$—	(2)
Restaurant Finance Co, LLC	—	(1)	—	(1)	2,046		9,314
Six Month Smiles Holdings, Inc.	—	(1)	—	(1)	5,041		9,377
US GreenFiber, LLC	7,549		15,359		—	(2)	—	(2)

Total	$20,757		$29,629		$7,087		$18,691

(1)	Portfolio company was no longer held at period end.
(2)	Portfolio company debt investments were not on non-accrual status at period end.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Consolidated Schedule of Investments In and Advances To Affiliates

The table below represents the fair value of control and affiliate investments as of December 31, 2017 and any additions and reductions made to such investments during the year ended December 31, 2018, the ending fair value as of December 31, 2018, and the total investment income earned on such investments during the period.

						Year Ended December 31, 2018
Portfolio Company (1)	December 31, 2018 Principal Amount—Debt Investments	December 31, 2017 Fair Value	Gross Additions (2)	Gross Reductions (3)	December 31, 2018 Fair Value	Net Realized Gains (Losses) (4)	Net Change in Unrealized Appreciation (Depreciation)	Interest Income	Payment-in- kind Interest Income	Dividend Income	Fee Income
Control Investments
FDS Avionics Corp.
(dba Flight Display Systems)	$6,418	$4,723	$889	$—	$5,612	$—	$24	$246	$661	$—	$—
K2 Industrial Services, Inc. (6)	14,314	—	15,583	(2,375)	13,208	—	(2,330)	—	—	—	—

Total Control Investments	$20,732	$4,723	$16,472	$(2,375)	$18,820	$—	$(2,306)	$246	$661	$—	$—

Affiliate Investments
Apex Microtechnology, Inc.	$—	$3,400	$6,684	$(10,084)	$—	$6,683	$(2,012)	$—	$—	$647	$—
FAR Research Inc.	—	1,447	3,326	(4,657)	116	3,261	65	—	—	—	—
Fiber Materials, Inc.	4,044	5,882	266	—	6,148	—	262	496	—	—	—
Inflexxion, Inc.	—	2,810	4,163	(6,973)	—	(6,454)	4,093	116	59	—	—
Medsurant Holdings, LLC	8,823	21,625	19	(298)	21,346	—	(298)	1,183	—	—	—
Microbiology Research Associates, Inc.	8,798	12,455	136	(2,545)	10,046	—	(2,545)	963	131	—	—
Mirage Trailers LLC	6,109	8,956	494	(167)	9,283	—	379	847	92	(12)	—
Pfanstiehl, Inc.	6,208	15,278	4,745	—	20,023	—	4,742	656	—	275	—
Pinnergy, Ltd.	4,000	27,921	18,476	(5,519)	40,878	—	18,251	486	219	2,500	(4)
Rhino Assembly Company, LLC (5)	—	4,248	501	(4,749)	—	—	—	306	25	44	64
Safety Products Group, LLC	—	12	20	(32)	—	21	(12)	—	—	—	—
Steward Holding LLC
(dba Steward Advanced Materials)	7,553	7,882	1,028	—	8,910	—	851	901	172	—	—
Trantech Radiator Products, Inc.	5,994	6,707	594	(1,000)	6,301	—	591	914	—	—	20
World Wide Packaging, LLC	—	4,388	6,768	(11,156)	—	6,962	(3,890)	—	—	—	—

Total Affiliate Investments	$51,529	$123,011	$47,220	$(47,180)	$123,051	$10,473	$20,477	$6,868	$698	$3,454	$80

(1)	The investment type, industry, ownership detail for equity investments, and if the investment is income producing is disclosed in the consolidated schedule of investments.
(2)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK interest and PIK dividend income, accretion of OID and origination fees, and net unrealized appreciation recognized during the period. Gross additions also include transfers of portfolio companies into the control or affiliate classification during the period, as applicable.

(3)

Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and net unrealized (depreciation) recognized during the period. Gross reductions also include transfers of portfolio companies out of the control or affiliate classification during the period, as applicable.

(4)

The schedule does not reflect realized gains or losses on escrow receivables for investments which were previously exited and were not held during the period presented. Gains and losses on escrow receivables are classified in the consolidated statements of operations according to the control classification at the time the investment was exited.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

(5)	Portfolio company was transferred to Non-control/Non-affiliate investments from Affiliate investments during the year ended December 31, 2018.
(6)	Portfolio company was transferred to Control investments from Non-control/Non-affiliate investments during the year ended December 31, 2018.

Note 4. Fair Value Measurements

Investments

The Board has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820 and consistent with the requirements of the 1940 Act. Fair value is the price, determined at the measurement date, that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques described below are applied. Under ASC Topic 820, portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets as of the measurement date.

Level 2—Inputs include quoted prices for similar assets in active markets, or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

Level 3—Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board, using Level 3 inputs. The degree of judgment exercised by the Board in determining fair value is greatest for investments classified as Level 3 inputs. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the Board’s estimate of fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences may be material. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the amounts ultimately realized on these investments to be materially different than the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Investment Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Investment Advisor;

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

•

the Board engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, the Company may determine that it is not cost-effective, and as a result it is not in the Company’s stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where the Company determines that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. The Board consulted with the independent valuation firm(s) in arriving at the Company’s determination of fair value for 16 and 18 of its portfolio company investments, representing 36.0% and 32.0% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended December 31, 2018 and 2017, respectively) as of December 31, 2018 and 2017, respectively.

•

the audit committee of the Board reviews the preliminary valuations of the Investment Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Investment Advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, the Board starts with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

The Company evaluates investments in portfolio companies using the most recent portfolio company financial statements and forecasts. The Company also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For the Company’s debt investments the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company’s discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of its debt investments, based on future

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

interest and principal payments as set forth in the associated loan agreements. The Company prepares a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. The Company may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Company’s equity investments, including equity and warrants, the Company generally uses a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, the Company considers the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. The Company typically prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. The Company considers various factors, including, but not limited to, the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of the Company’s royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

The Company reviews the fair value hierarchy classifications on a quarterly basis. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. There were no transfers among Levels 1, 2, and 3 during the years ended December 31, 2018 and 2017.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

The following tables present a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3) for the years ended December 31, 2018 and 2017:

	Second Lien Debt	Subordinated Debt	First Lien Debt	Equity	Warrants	Royalty Rights	Total
Balance, December 31, 2016	$272,987	$114,460	$55,957	$70,849	$10,201	$—	$524,454
Net realized gains (losses) on investments	(376)	—	—	17,519	761	—	17,904
Net change in unrealized appreciation (depreciation) on investments	(13,307)	(404)	(1,024)	5,028	4,281	—	(5,426)
Purchase of investments	127,169	61,758	10,894	14,004	856	—	214,681
Proceeds from sales and repayments of investments	(55,581)	(51,312)	(32,725)	(22,991)	(1,047)	—	(163,656)
Interest and dividend income paid-in-kind	4,569	1,845	1,128	164	—	—	7,706
Proceeds from loan origination fees	(761)	(349)	(102)	—	—	—	(1,212)
Accretion of loan origination fees	405	305	754	8	—	—	1,472
Accretion of original issue discount	203	178	—	4	—	—	385
Transfers between classifications	5,971	—	(5,971)	—	—	—	—

Balance, December 31, 2017	$341,279	$126,481	$28,911	$84,585	$15,052	$—	$596,308
Net realized gains (losses) on investments	(23,077)	—	(4,293)	15,401	1,700	—	(10,269)
Net change in unrealized appreciation (depreciation) on investments	4,310	(3,149)	2,567	22,554	(564)	—	25,718
Purchase of investments	136,545	40,150	25,400	10,169	—	—	212,264
Proceeds from sales and repayments of investments	(103,730)	(54,329)	(1,655)	(26,096)	(2,445)	—	(188,255)
Interest and dividend income paid-in-kind	4,256	1,240	1,081	85	—	—	6,662
Proceeds from loan origination fees	(631)	(309)	(265)	—	—	—	(1,205)
Accretion of loan origination fees	642	298	38	6	—	—	984
Accretion of original issue discount	100	666	6	3	—	—	775
Transfers between classifications	6,823	(6,823)	—	—	—	—	—

Balance, December 31, 2018	$366,517	$104,225	$51,790	$106,707	$13,743	$—	$642,982

Net change in unrealized appreciation of $14,498 and $4,700 for the years ended December 31, 2018 and 2017, respectively, was attributable to Level 3 investments held at December 31, 2018 and 2017, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

The following tables summarize the significant unobservable inputs by valuation technique used to determine the fair value of the Company’s Level 3 debt and equity investments as of December 31, 2018 and 2017. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	Fair Value at December 31, 2018	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Second Lien Debt	$357,813	Discounted cash flow	Weighted average cost of capital	11.2% - 30.0% (13.5%)
	8,704	Enterprise value	EBITDA multiples	5.0x - 5.9x (5.1x)
Subordinated Debt	104,225	Discounted cash flow	Weighted average cost of capital	10.9% - 16.5% (12.5%)
First Lien Debt	51,790	Discounted cash flow	Weighted average cost of capital	10.2% - 20.7% (12.3%)
Equity investments:
Equity	106,707	Enterprise value	EBITDA multiples	3.5x - 17.3x (7.0x)
Warrants	13,743	Enterprise value	EBITDA multiples	4.0x - 8.0x (7.2x)
Royalty Rights	—	Discounted cash flow	Weighted average cost of capital	N/A

	Fair Value at December 31, 2017	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Second Lien Debt	$332,539	Discounted cash flow	Weighted average cost of capital	10.6% - 44.7% (14.6%)
	8,740	Enterprise value	EBITDA multiples	2.2x - 6.0x (5.1x)
Subordinated Debt	126,481	Discounted cash flow	Weighted average cost of capital	10.9% - 20.8% (13.6%)
First Lien Debt	16,289	Discounted cash flow	Weighted average cost of capital	11.8% - 13.1% (12.3%)
	9,812	Enterprise value	EBITDA multiples	5.5x - 5.5x (5.5x)
	2,810	Enterprise value	Revenue multiples	0.5x - 0.5x (0.5x)
Equity investments:
Equity	84,585	Enterprise value	EBITDA multiples	4.0x - 17.3x (7.8x)
Warrants	15,052	Enterprise value	EBITDA multiples	4.0x - 9.5x (7.7x)
Royalty Rights	—	Discounted cash flow	Weighted average cost of capital	N/A

The significant unobservable input used in determining the fair value under the discounted cash flow technique is the weighted average cost of capital of each security. Significant increases (or decreases) in this input would likely result in significantly lower (or higher) fair value estimates.

The significant unobservable inputs used in determining fair value under the enterprise value technique are revenue and EBITDA multiples, as well as asset coverage. Significant increases (or decreases) in these inputs could result in significantly higher (or lower) fair value estimates.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, interest receivable and accounts payable and other liabilities approximate the fair value of such items due to the short maturity of such instruments. The Company’s borrowings under the Credit Facility (as defined in Note 6), SBA debentures, and Public Notes (as defined in Note 6) are recorded at their respective carrying values. The fair value of borrowings under the Credit Facility, if valued under ASC Topic 820, are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of December 31, 2018 and December 31, 2017, the fair value of the Company’s borrowings under the Credit Facility is estimated to be $36,500 and $11,500, respectively, which is the same as the Company’s carrying value of the borrowings. As of December 31, 2018 and December 31, 2017, the fair value of the Company’s SBA debentures, if valued under ASC Topic 820 using Level 3 inputs, is estimated to be $191,000 and $231,300, respectively, which is the same as the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Company’s carrying value of the debentures. The fair value of SBA debentures is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. The Public Notes, if valued under ASC Topic 820, would be valued using available market quotes, which is a Level 1 input. As of December 31, 2018, the fair value of the Public Notes is estimated to be $51,492, as compared to the carrying value of $50,000.

Note 5. Related Party Transactions

Investment Advisory Agreement: The Company has entered into an Investment Advisory Agreement with the Investment Advisor. On June 7, 2018, the Board approved the renewal of the Investment Advisory Agreement through June 20, 2019. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents, but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. The base management fee under the Investment Advisory Agreement for the years ended December 31, 2018, 2017 and 2016 totaled $11,365, $9,788 and $8,254, respectively. As of December 31, 2018 and 2017, the base management fee payable was $2,927 and $2,586, respectively; such amounts are reported in the management and incentive fees payable—due to affiliate line on the consolidated statements of assets and liabilities.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and excise taxes on realized gains). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK income, preferred stock with PIK dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never collects.

Pre-incentive fee net investment income does not include any realized capital gains, taxes associated with such realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company generates pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to a net loss on investments.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s weighted average net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the Company may be able to invest

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The income incentive fee for the years ended December 31, 2018, 2017 and 2016 totaled $9,413, $8,913 and $7,375, respectively. As of December 31, 2018 and 2017, the income incentive fee payable was $2,785 and $2,154, respectively; such amounts are reported in the management and incentive fees payable—due to affiliate line on the consolidated statements of assets and liabilities.

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee to be paid equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee to be paid for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. As of both December 31, 2018 and 2017, the capital gains incentive fee payable (in cash) was $0. The aggregate amount of capital gains incentive fees paid from the IPO through December 31, 2018 was $348.

In addition, the Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20.0% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation). The capital gains incentive fee accrued (reversed) during the years ended December 31, 2018, 2017 and 2016 was $2,938, $2,055, and $2,994, respectively. As of December 31, 2018 and 2017, the accrued capital gains incentive

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

fee payable was $9,415 and $6,477, respectively; such amounts are reported in the management and incentive fees payable—due to affiliate line on the consolidated statements of assets and liabilities.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statements of operations. Accrued management fees, income incentive fees and capital gains incentive fees are reported in the management and incentive fees payable—due to affiliate line in the consolidated statements of assets and liabilities.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: The Company also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. On June 7, 2018, the Board approved the renewal of the Administration Agreement through June 20, 2019. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides clerical, bookkeeping, and record keeping services at such facilities and provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance and the Company reimburses the Investment Advisor for fees and expenses incurred with providing such services. In addition, the Company reimburses the Investment Advisor for fees and expenses incurred while performing due diligence on the Company’s prospective portfolio companies, including “dead deal” expenses. Under the Administration Agreement, administrative service expenses for the years ended December 31, 2018, 2017 and 2016 were $1,462, $1,428 and $1,422, respectively. As of December 31, 2018 and 2017, the accrued administrative service expense was $492 and $567, respectively; such amounts are reported in the administration fee payable and other—due to affiliate line on the consolidated statements of assets and liabilities.

Note 6. Debt

Revolving Credit Facility: On June 16, 2014, FIC entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as the administrative agent, collateral agent, and lender. The Credit Facility is secured by certain portfolio investments held by the Company, but portfolio investments held by the Funds are not collateral for the Credit Facility. On December 29, 2017, the Company entered into an amendment to the Credit Facility to, among other things, extend the maturity date from June 16, 2018 to June 16, 2019. On June 5, 2018, the Company entered into an incremental commitment agreement, whereby the amount available for borrowing under the Credit Facility was increased from $50,000 to $75,000. On October 19, 2018, the Company executed an amendment and incremental commitment agreement to the Credit Facility, whereby the amount available for borrowing under the Credit Facility was increased from $75,000 to $90,000, with allowance for future increases in the commitments up to $100,000.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company, excluding investments held by the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Funds. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable London Interbank Offered Rate, or LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility.

The Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2018 and 2017, the Company was in compliance in all material respect with the terms of the Credit Facility.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment purchases.

Under the SBA debenture program, the SBA commits to purchase debentures issued by SBICs; such debentures have 10-year terms with the entire principal balance due at maturity and are guaranteed by the SBA. Interest on SBA debentures is payable semi-annually on March 1 and September 1. As of December 31, 2017, approved and unused SBA debenture commitments were $27,000. As of December 31, 2018, the Company did not have any remaining approved and unused SBA debenture commitments. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

As of December 31, 2018 and 2017, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date (1)	Maturity Date	Fixed Interest Rate	December 31, 2018	December 31, 2017
3/25/2009	3/1/2019	5.337%	$—	$14,750
9/23/2009	9/1/2019	4.950	—	10,000
3/24/2010	3/1/2020	4.825	—	13,000
9/22/2010	9/1/2020	3.932	—	12,500
3/29/2011	3/1/2021	4.801	—	1,550
9/21/2011	9/1/2021	3.594	2,000	3,250
3/21/2012	3/1/2022	3.483	—	3,250
3/21/2012	3/1/2022	3.051	8,000	19,000
9/19/2012	9/1/2022	2.530	11,000	11,000
9/19/2012	9/1/2022	3.049	11,500	11,500
3/27/2013	3/1/2023	3.155	3,000	3,000
9/24/2014	9/1/2024	3.775	1,000	1,000
3/25/2015	3/1/2025	3.321	5,500	5,500
3/25/2015	3/1/2025	3.277	22,500	22,500
9/23/2015	9/1/2025	3.571	16,700	16,700
3/23/2016	3/1/2026	3.267	1,500	1,500
3/23/2016	3/1/2026	3.249	21,800	21,800
9/21/2016	9/1/2026	2.793	500	500
3/29/2017	3/1/2027	3.587	10,000	10,000
9/20/2017	9/1/2027	3.260	1,000	1,000
9/20/2017	9/1/2027	3.190	33,000	33,000
3/21/2018	3/1/2028	3.859	16,000	15,000
3/21/2018	3/1/2028	3.534	15,500	—
9/19/2018	9/1/2028	3.895	9,500	—
9/19/2018	9/1/2028	4.220	1,000	—

Total outstanding SBA debentures			$191,000	$231,300

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures funded during the reporting periods may not be pooled until the subsequent pooling date.

Public Notes: On February 2, 2018, the Company closed the public offering of approximately $43,478 in aggregate principal amount of its 5.875% notes due 2023, or the “Public Notes.” On February 22, 2018, the underwriters exercised their option to purchase an additional $6,522 in aggregate principal of the Public Notes. The total net proceeds to the Company from the Public Notes, including the exercise of the underwriters option, after deducting underwriting discounts of approximately $1,500 and offering expenses of $438, were approximately $48,062.

The Public Notes mature on February 1, 2023 and bear interest at a rate of 5.875%. The Public Notes are unsecured obligations of the Company and rank pari passu with the Company’s future unsecured indebtedness; effectively subordinated to all of the existing and future secured indebtedness of the Company; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

subsidiaries, financing vehicles, or similar facilities. The Public Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 1, 2020. Interest on the Public Notes is payable quarterly on February 1, May 1, August 1 and November 1 of each year. The Public Notes are listed on the NASDAQ Global Select Market under the trading symbol “FDUSL.”

Interest and fees related to the Company’s debt for the years ended December 31, 2018, 2017 and 2016 which are included in interest and financing expenses on the consolidated statements of operations, were as follows:

	Year Ended December 31, 2018				Year Ended December 31, 2017				Year Ended December 31, 2016
	SBA debentures	Credit Facility	Public Notes	Total	SBA debentures	Credit Facility	Public Notes	Total	SBA debentures	Credit Facility	Public Notes	Total
Stated interest expense	$7,460	$1,145	$2,684	$11,289	$8,122	$526	$—	$8,648	$8,851	$631	$—	$9,482
Amortization of deferred financing costs	1,029	289	349	1,667	897	348	—	1,245	763	349	—	1,112

Total interest and financing expenses	$8,489	$1,434	$3,033	$12,956	$9,019	$874	$—	$9,893	$9,614	$980	$—	$10,594

Weighted average stated interest rate, period end	3.344%	6.000%	5.875%	4.149%	3.526%	5.082%	N/A	3.599%	4.068%	N/A	N/A	4.068%
Unused commitment fee rate, period end	N/A	0.500%	N/A	0.500%	N/A	1.000%	N/A	1.000%	N/A	1.000%	N/A	1.000%

Deferred Financing Costs

Deferred financing costs are amortized into interest and financing expenses on the consolidated statements of operations using the effective interest method, over the term of the respective financing instrument. Deferred financing costs related to the SBA debentures, Credit Facility, and Public Notes as of December 31, 2018 and 2017 were as follows:

	December 31, 2018				December 31, 2017
	SBA debentures	Credit Facility	Public Notes	Total	SBA debentures	Credit Facility	Public Notes	Total
SBA debenture commitment fees	$3,000	$—	$—	$3,000	$3,000	$—	$—	$3,000
SBA debenture leverage fees	7,276	—	—	7,276	6,621	—	—	6,621
Credit Facility upfront fees	—	1,601	—	1,601	—	1,495	—	1,495
Public Notes underwriting discounts	—	—	1,500	1,500	—	—	—	—
Public Notes debt issue costs	—	—	438	438	—	—	—	—

Total deferred financing costs	10,276	1,601	1,938	13,815	9,621	1,495	—	11,116
Less: accumulated amortization	(6,010)	(1,459)	(349)	(7,818)	(4,981)	(1,170)	—	(6,151)

Unamortized deferred financing costs	$4,266	$142	$1,589	$5,997	$4,640	$325	$—	$4,965

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Unamortized deferred financing costs are presented as a direct offset to the SBA debentures, Credit Facility, and Public Notes liabilities on the consolidated statements of assets and liabilities. The following table summarizes the outstanding debt net of unamortized deferred financing costs as of December 31, 2018 and 2017:

	December 31, 2018				December 31, 2017
	SBA debentures	Credit Facility	Public Notes	Total	SBA debentures	Credit Facility	Public Notes	Total
Outstanding debt	$191,000	$36,500	$50,000	$277,500	$231,300	$11,500	$—	$242,800
Less: unamortized deferred financing costs	(4,266)	(142)	(1,589)	(5,997)	(4,640)	(325)	—	(4,965)

Debt, net of deferred financing costs	$186,734	$36,358	$48,411	$271,503	$226,660	$11,175	$—	$237,835

As of December 31, 2018, the Company’s debt liabilities are scheduled to mature as follows (1):

Year	SBA debentures	Credit Facility	Public Notes	Total
2019	$—	$36,500	$—	$36,500
2020	—	—	—	—
2021	2,000	—	—	2,000
2022	30,500	—	—	30,500
2023	3,000	—	50,000	53,000
2024	1,000	—	—	1,000
2025	44,700	—	—	44,700
2026	23,800	—	—	23,800
2027	44,000	—	—	44,000
2028	42,000	—	—	42,000

Total	$191,000	$36,500	$50,000	$277,500

(1)

The table above presents scheduled maturities of the Company’s outstanding debt liabilities as of a point in time pursuant to the terms of those instruments. The timing of actual repayments of outstanding debt liabilities may not ultimately correspond with the scheduled maturity dates depending on the terms of the underlying instruments and the potential for earlier prepayments.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Note 7. Commitments and Contingencies

Commitments: The Company had outstanding commitments to portfolio companies to fund various undrawn revolving loans, other credit facilities and capital commitments totaling $10,846 and $8,352 as of December 31, 2018 and 2017, respectively. Such outstanding commitments are summarized in the following table:

	December 31, 2018				December 31, 2017
Portfolio Company—Investment	Total Commitment		Unfunded Commitment		Total Commitment	Unfunded Commitment
American AllWaste LLC (dba WasteWater Transport Services)—Delayed Draw Commitment—Term Loan-B	$3,000		$2,276		$—	$—
B&B Roadway and Security Solutions, LLC—Common Equity (Units)	133		133		—	—
FDS Avionics Corp. (dba Flight Display Systems)—Revolving Loan	250		50		—	—
Mesa Line Services, LLC—Delayed Draw Term Loan Commitment	4,000		3,160		4,000	4,000
Oaktree Medical Centre, P.C. (dba Pain Management Associates)—Senior Secured Revolving Loan	—		—		2,500	—
Rhino Assembly Company, LLC—Delayed Draw Commitment	875		875		1,500	1,500
Safety Products Group, LLC—Common Equity (Units)	2,852	(1)	2,852	(1)	2,852	2,852
UBEO, LLC—Delayed Draw Term Loan Commitment	1,500		1,500		—	—

Total	$12,610		$10,846		$10,852	$8,352

(1)

Portfolio company was no longer held at period end. The commitment represents the Company’s maximum potential liability related to certain guaranteed obligations stemming from the prior sale of the portfolio company’s underlying operations.

Additional detail for each of the commitments above is provided in the Company’s consolidated schedules of investments.

The commitments are generally subject to the borrowers meeting certain criteria such as compliance with financial and nonfinancial covenants. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. In addition, in connection with the disposition of an investment in a portfolio company, the Company may be required to make representations about the business and financial affairs of such portfolio company typical of those made in connection with the sale of a business. The Company may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Common Stock

Public Offerings of Common Stock

The following table summarizes the total shares issued, offering price and net proceeds received in public offerings of the Company’s common stock since the IPO:

Offering Date	Number of Shares		Gross Proceeds	Underwriting Fees and Commissions and Offering Costs		Offering Price
September 11, 2012	2,472,500		$39,807	$1,855		$16.10
February 8, 2013	1,725,000		30,361	1,504		17.60
September 30, 2014	2,083,414	(1)	35,418	1,747		17.00
May 27, 2016	2,875,000	(2)	43,755	56	(5)	15.22	(6)
November 29, 2016	3,220,000	(3)	53,446	2,319		16.60	(7)
June 20, 2017	2,012,500	(4)	33,810	1,508		16.80

(1)	Includes 83,414 shares purchased by underwriters pursuant to the over-allotment option on October 21, 2014.
(2)	Includes 375,000 shares purchased by underwriters pursuant to the over-allotment option on June 10, 2016.
(3)	Includes 420,000 shares purchased by underwriters pursuant to the over-allotment option on December 13, 2016.
(4)	Includes 262,500 shares purchased by underwriters pursuant to the over-allotment option on June 29, 2017.
(5)

Fidus Investment Advisors, LLC agreed to bear up to $169 of the offering costs associated with this offering. Fidus Investment Advisors, LLC has also agreed to bear $1,756, or 100%, of the underwriting fees and commissions in connection with this offering and the exercise of the over-allotment option. All payments made by Fidus Investment Advisors, LLC are not subject to reimbursement by the Company.

(6)

Represents the weighted average offering price of shares issued, including the shares issued pursuant to the over-allotment option. Shares were issued on May 27, 2016 at an offering price of $15.27. The offering price of the over-allotment option shares was adjusted for the $0.39 dividend to shareholders of record on June 10, 2016.

(7)

Represents the weighted average offering price of shares issued, including the shares issued pursuant to the over-allotment option. Shares were issued on November 29, 2016 at an offering price of $16.65. The offering price of the over-allotment option shares was adjusted for the $0.43 dividend to shareholders of record on November 30, 2016.

Common Stock ATM Program

On August 21, 2014, the Company entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which the Company could sell, by means of at-the-market offerings from time to time, shares of the Company’s common stock having an aggregate offering price of up to $50,000 (the “ATM Program”). There were no issuances of common stock under the ATM program during years ended December 31, 2018, 2017, and 2016.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Stock Repurchase Program

As described in Note 2, the Company has Stock Repurchase Program under which the Company may acquire up to $5,000 of its outstanding common stock. During the year ended December 31, 2018, the Company repurchased 44,821 shares of common stock on the open market for $582. The Company did not make any repurchases of common stock during the years ended December 31, 2017 and 2016. The Company’s NAV per share increased by approximately $0.01 for the year ended December 31, 2018 as a result of the share repurchases. The following table summarizes the Company’s share repurchases under the Stock Repurchase Program for the years ended December 31, 2018, 2017 and 2016:

	Years Ended December 31,
Repurchases of Common Stock	2018	2017	2016
Number of shares repurchased	44,821	—	—
Cost of shares repurchased, including commissions	$582	$—	$—
Weighted average price per share	$12.94	$—	$—
Weighted average discount to net asset value at quarter end prior to repurchases	19.4%	N/A	N/A

See Note 9 for additional information regarding the issuance of shares under the DRIP.

As of December 31, 2018 and 2017, the Company had 24,463,119 and 24,507,940 shares of common stock outstanding, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the dividends paid during the last three fiscal years.

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distribution	Cash Distribution	DRIP Shares Value		DRIP Shares		DRIP Share Issue Price
Fiscal Year Ended December 31, 2016:
2/16/2016	3/11/2016	3/25/2016	$0.39	$6,357	$6,177	$180		11,631		$15.49
5/2/2016	6/10/2016	6/24/2016	0.39	7,337	7,143	194		12,722		15.25
8/1/2016	9/9/2016	9/23/2016	0.39	7,488	7,293	195		12,340		15.76
11/1/2016	12/2/2016	12/16/2016	0.39	8,585	8,386	199		12,381		16.08
11/1/2016 (1)	12/2/2016	12/16/2016	0.04	880	860	20		1,270		16.08

			$1.60	$30,647	$29,859	$788		50,344

Fiscal Year Ended December 31, 2017:
2/14/2017	3/10/2017	3/24/2017	$0.39	$8,754	$8,556	$198		11,500		$17.17
5/1/2017	6/9/2017	6/23/2017	0.39	8,758	8,582	176		10,548		16.74
7/31/2017	9/8/2017	9/22/2017	0.39	9,548	9,353	195		12,256		15.90
10/30/2017	12/20/2017	12/27/2017	0.39	9,552	9,343	209		13,659		15.30
10/30/2017 (1)	12/20/2017	12/27/2017	0.04	980	959	21		1,401		15.30

			$1.60	$37,592	$36,793	$799		49,364

Fiscal Year Ended December 31, 2018:
2/13/2018	3/9/2018	3/23/2018	$0.39	$9,558	$9,558	$—	(2)	—	(2)	$—
4/30/2018	6/8/2018	6/22/2018	0.39	9,541	9,541	—	(2)	—	(2)	—
7/30/2018	9/7/2018	9/21/2018	0.39	9,540	9,540	—	(2)	—	(2)	—
10/30/2018	12/7/2018	12/21/2018	0.39	9,541	9,541	—	(2)	—	(2)	—
10/30/2018 (1)	12/7/2018	12/21/2018	0.04	978	978	—	(2)	—	(2)	—

			$1.60	$39,158	$39,158	$—		—

(1)	Special dividend.
(2)

During the year ended December 31, 2018, the Company directed the DRIP program plan administrator to repurchase shares on the open market in order to satisfy the DRIP obligation to deliver shares of common stock in lieu of issuing new shares. Accordingly, the Company purchased and reissued shares to satisfy the DRIP obligation as follows:

Period	Number of Shares Purchased and Reissued	Average Price Paid Per Share	Total Amount Paid
January 1, 2018 through March 31, 2018	16,503	$12.97	$214
April 1, 2018 through June 30, 2018	16,216	14.48	235
July 1, 2018 through September 30, 2018	16,207	14.83	240
October 1, 2018 through December 31, 2018	29,152	11.85	346

Total	78,078	$13.25	$1,035

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Note 10. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2018, 2017, 2016, 2015 and 2014:

	Years Ended December 31,
	2018	2017	2016	2015	2014
Per share data:
Net asset value at beginning of period	$16.05	$15.76	$15.17	$15.16	$15.35
Net investment income (1)	1.42	1.43	1.45	1.64	1.62
Net realized gain (loss) on investments, net of tax (provision) (1)	(0.45)	0.67	(0.77)	0.58	(1.18)
Net unrealized appreciation (depreciation) on investments (1)	1.05	(0.23)	1.59	(0.62)	0.92

Total increase from investment operations (1)	2.02	1.87	2.27	1.60	1.36
Accretive (dilutive) effect of share issuances and repurchases	0.01	0.02	(0.05)	0.02	0.19
Dividends to stockholders	(1.60)	(1.60)	(1.60)	(1.60)	(1.72)
Other (2)	(0.01)	—	(0.03)	(0.01)	(0.02)

Net asset value at end of period	$16.47	$16.05	$15.76	$15.17	$15.16

Market value at end of period	$11.69	$15.18	$15.73	$13.69	$14.85

Shares outstanding at end of period	24,463,119	24,507,940	22,446,076	16,300,732	16,051,037
Weighted average shares outstanding during the period	24,471,730	23,527,188	18,283,715	16,201,449	14,346,438
Net assets at end of period	$402,985	$393,273	$353,785	$247,362	$243,263
Average net assets (6)	$398,440	$376,292	$289,453	$245,705	$222,736
Ratios to average net assets:
Total expenses (4)(8)	10.3%	9.2%	11.5%	11.1%	10.1%
Net investment income (5)	8.7%	8.9%	9.2%	10.8%	10.5%
Total return (3)	(12.5%)	6.7%	26.6%	3.0%	(23.8%)
Portfolio turnover ratio	29.5%	29.5%	29.3%	22.5%	18.9%
Supplemental Data:
Average debt outstanding (7)	$271,560	$219,920	$221,200	$199,340	$152,700
Average debt per share (1)	$11.10	$9.35	$12.10	$12.30	$10.64

(1)	Weighted average per share data.
(2)

Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

(3)

The total return for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 equals the change in the market value of the Company’s common stock per share during the period plus dividends paid per share during the period, divided by the market value per share at the beginning of the period.

(4)

The total expenses to average net assets ratio is calculated using the total expenses caption as presented on the consolidated statements of operations, which includes incentive fee and excludes the income tax provision.

(5)	The net investment income to average net assets ratio is calculated using the net investment income caption as presented on the consolidated statements of operations, which includes incentive fee.
(6)	Average net assets is calculated as the average of the net asset balances as of each quarter end during the fiscal year and the prior year end.
(7)	Average debt outstanding is calculated as the average of the outstanding debt balances as of each quarter end during the fiscal year and the prior year end.
(8)	The following is a schedule of supplemental expense ratios to average net assets:

	Years Ended December 31,
Ratio to average net assets:	2018	2017	2016	2015	2014
Expenses other than incentive fee	7.2%	6.3%	7.9%	8.5%	7.9%
Incentive fee	3.1%	2.9%	3.6%	2.6%	2.2%

Total expenses (4)	10.3%	9.2%	11.5%	11.1%	10.1%

Note 11. Selected Quarterly Financial Data (unaudited)

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total investment income	$18,233	$18,112	$17,872	$22,208
Net investment income	7,377	8,958	7,481	10,945
Net increase in net assets from operations	15,025	7,644	14,801	11,982
Net investment income per share	$0.30	$0.37	$0.31	$0.45
Net increase in net assets from operations per share	$0.61	$0.31	$0.61	$0.49
Net asset value per share at end of period	$16.28	$16.20	$16.41	$16.47

	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$16,228	$17,271	$18,048	$17,068
Net investment income	7,859	8,942	9,189	7,687
Net increase in net assets from operations	9,532	9,957	12,055	12,407
Net investment income per share	$0.35	$0.39	$0.38	$0.31
Net increase in net assets from operations per share	$0.42	$0.44	$0.49	$0.51
Net asset value per share at end of period	$15.80	$15.87	$15.97	$16.05

Note 12. Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC, whereby the Company generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends. The Company must generally distribute at least 90% of its investment company taxable income to maintain its RIC status. As part of maintaining RIC status, undistributed taxable income pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of the due date for filing of the federal income tax return (including extensions) for the prior year or the 15th day of the 10th month following the prior tax year. Such taxable income carried forward to the next tax year will be subject to excise tax equal to 4% of the amount by which (i) 98% of the Company’s ordinary income recognized during a calendar year and (ii) 98.2% of the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

Company’s long term capital gains, as defined by Subchapter M of the Code, recognized for the one year period ending October 31st of a calendar year exceeds the respective distributions for the year. Excise tax is included as a component of income tax provision and income tax (provision) on realized gains on investments, depending on the character of the underlying taxable income (ordinary or capital gains), on the consolidated statements of operations.

The Taxable Subsidiaries hold certain portfolio investments for the Company. The Taxable Subsidiaries are consolidated for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in the Company’s consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal income tax purposes in order to comply with the “source-of-income” requirements contained in the RIC tax provisions of Subchapter M of the Code. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary is subject to U.S. federal corporate income tax on its taxable income. The Company classifies interest and penalties, if any, as a component of income tax provision on the consolidated statements of operations. Income tax expense at the Taxable Subsidiaries is included as a component of the income tax provisions, depending on the character of the underlying taxable income (ordinary or capital gains), on the consolidated statements of operations.

The Company and the Taxable Subsidiaries are also subject to various state and local income taxes.

The following table is a reconciliation of net increase in net assets resulting from operations on the consolidated statements of operations to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2018, 2017 and 2016.

	2018 (1)	2017	2016
Net increase in net assets resulting from operations	$49,452	$43,951	$41,570
Net change in unrealized (appreciation) depreciation on investments	(25,718)	5,426	(29,009)
Permanent book income and tax income differences	3,936	1,999	(5)
Temporary book income and tax income differences	(2,868)	(170)	6,562
Capital loss carry forward (utilization)	17,606	(11,968)	9,017

Taxable income	42,408	39,238	28,135
Taxable income earned in prior year and carried forward for distribution in current year	14,005	12,359	14,871
Taxable income earned in current period and carried forward for distribution in following year	(17,255)	(14,005)	(12,359)

Total distributions to common stockholders	$39,158	$37,592	$30,647

(1)

The Company’s taxable income for 2018 is an estimate and will not be finalized until the Company files its 2018 federal income tax returns in 2019. Therefore, the Company’s actual taxable income, and the Company’s actual taxable income that was earned in 2018 and carried forward for distribution in 2019, may be different than this estimate.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

For tax purposes, distributions paid to stockholders are reported as ordinary income, long term capital gains and return of capital, or a combination thereof. The tax character of distributions paid for the years ended December 31, 2018, 2017 and 2016 was as follows:

	2018	2017	2016
Ordinary income	$39,158	$37,592	$30,647
Long term capital gains	—	—	—
Return of capital	—	—	—

Total distributions to common stockholders	$39,158	$37,592	$30,647

The Company estimates that it generated undistributed ordinary taxable income of approximately $17,255, or a total of $0.71 per share, during 2018 that will be carried forward and distributed in 2019. Ordinary dividend distributions from a RIC do not qualify for the preferential federal income tax rate on dividend income from certain domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

The Company may distribute a portion of its realized net long term capital gains in excess of realized net short term capital losses to its stockholders, but may also decide to retain a portion, or all, of its net capital gains and elect to make a “deemed distribution” to its stockholders. For the years ended December 31, 2018, 2017 and 2016, the Company did not elect to designate retained net capital gains as a deemed distribution.

As of December 31, 2018 and 2017, the tax basis components of distributable earnings were as follows:

	December 31, 2018 (1)	December 31, 2017
Undistributed ordinary income	$17,255	$14,005
Undistributed long term capital gains	—	—
Unrealized appreciation (depreciation) (2)	44,736	19,018
Temporary book/tax differences	(2,499)	(5,367)
Capital loss carry forward	(22,809)	(5,203)

Total distributable earnings	$36,683	$22,453

(1)

The Company’s distributable earnings for 2018 is an estimate and will not be finally determined until the Company files its 2018 federal income tax returns in 2019. Therefore, the Company’s actual distributable earnings may be different than this estimate.

(2)

In addition, there is net unrealized appreciation (depreciation) of $(504) and $(504) included in additional paid-in capital as of December 31, 2018 and 2017, respectively, that was recognized prior to the IPO.

For federal income tax purposes, the cost of investments owned at December 31, 2018 and 2017 was approximately $596,847 and $577,034, respectively.

	December 31, 2018 (1)	December 31, 2017
Tax-basis amortized cost of investments	$596,847	$577,034
Tax-basis gross unrealized appreciation on investments	70,999	47,001
Tax-basis gross unrealized depreciation on investments	(24,864)	(27,727)

Tax-basis net unrealized appreciation on investments	46,135	19,274

Fair value of investments	$642,982	$596,308

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

(1)

The Company’s tax-basis amortized cost of investments for 2018 is an estimate and will not be finally determined until 2019 when the Company receives the relevant tax forms from portfolio companies with equity investments. Therefore, the Company’s actual tax-basis amortized cost of investments may be different than this estimate.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These permanent book-to-tax differences are reclassified on the consolidated statements of changes in net assets to reflect their tax character but have no impact on total net assets. The following permanent book-to-tax differences were reclassified on the consolidated statements of changes in net assets for the years ended December 31, 2018, 2017 and 2016. In 2018, the Company adopted SEC Final Rule Release No. 33-10532, Disclosure Update and Simplification, pursuant to which certain presentation changes are reflected in the consolidated statements of assets and liabilities and the consolidated statements of changes in net assets. Certain amounts from 2017 and 2016 have been retrospectively reclassified to conform to the current year presentation resulting from the adoption of the amended rule.

	2018 (1)	2017	2016
Additional paid-in capital (2)	$(3,936)	$(2,500)	$(1,633)
Total distributable earnings	3,936	2,500	1,633

(1)

The Company’s permanent book-to-tax reclassifications for 2018 are an estimate and will not be finalized until the Company files its 2018 federal income tax returns in 2019. Therefore, the Company’s actual permanent book-to-tax reclassifications may be different than this estimate. The Company adjusts such reclassifications in the following years when finalized, and such adjustments are reflected in the consolidated statements of changes in net assets and the consolidated statements of assets and liabilities.

(2)	Includes the reversal of unrealized (appreciation) depreciation that was recognized prior to the IPO of zero, $(501) and $(1,638) for the years ended December 31, 2018, 2017 and 2016, respectively.

Note 13. Subsequent Events

On January 3, 2019, the Company invested $17,000 in subordinated debt, common equity and preferred equity, and made a commitment for up to $11,000 of additional subordinated debt, of BCM One Group Holdings, Inc., a provider of managed technology solutions and services.

On January 3, 2019, the Company exited its debt investments in Gurobi Optimization, LLC. The Company received payment in full of $20,400 on its subordinated debt, which includes a prepayment penalty.

On January 28, 2019, the Company exited its existing debt and equity investments in K2 Industrial Services, Inc. The Company received payment in full on its Tranche A and A-1 notes, including prepayment penalties, and recognized a loss of approximately $1,268 on its equity investment. The Company converted its remaining Tranche B note into a new debt security of K2 Merger Agreement Agent, LLC (the residual escrow entity).

On January 28, 2019, the Company invested $18,375 in subordinated debt and common equity of BCC Group Holdings, Inc., a leading provider of software and data solutions designed to enhance direct mail processing.

On January 31, 2019, the Board declared a regular quarterly dividend of $0.39 per share payable on March 22, 2019 to stockholders of record as of March 8, 2019.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except shares and per share data)

On February 1, 2019, the Company exited its debt investment in Fiber Materials, Inc. The Company received payment in full of $4,044 on its second lien debt.

On February 1, 2019, the Company exited its debt investment in Tile Redi, LLC. The Company received payment in full of $10,194 on its first lien debt.

On February 7, 2019, the Company invested $10,500 in first lien debt and common equity of Diversified Search, LLC, a leading multi-practice retained executive search firm.

On February 8, 2019, the Company closed the public offering of approximately $60,000 in aggregate principal amount of its 6.000% notes due 2024, or the “2024 Notes.” On February 19, 2019, the underwriters exercised their option to purchase an additional $9,000 in aggregate principal of the 2024 Notes. The total net proceeds to us from the 2024 Notes, including the exercise of the underwriters’ option, after deducting underwriting discounts of approximately $2,070 and estimated offering expenses of $400, were approximately $66,530.

The 2024 Notes will mature on February 15, 2024 and bear interest at a rate of 6.000%. The 2024 Notes are unsecured obligations and rank pari passu with the Company’s future unsecured indebtedness, including the Company’s Public Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The 2024 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 15, 2021. Interest on the 2024 Notes is payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2019. The 2024 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FDUSZ.” The Company may from time to time repurchase 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of February 26, 2019, the outstanding principal balance of the 2024 Notes was approximately $69,000.

The indenture governing the 2024 Notes, or the “Indenture,” contains certain covenants, including covenants (i) requiring our compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, whether or not we continue to be subject to such provisions of the 1940 Act; (ii) requiring our compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, whether or not we continue to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of our capital stock (except to the extent necessary for us to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring us to provide financial information to the holders of the 2024 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

On February 28, 2019, the Company repaid $19,750 of SBA debentures with a weighted average interest rate of 3.1% which would have matured on dates ranging from September 1, 2021 to March 1, 2025.

Fidus Investment Corporation

$55,000,000

5.375% Notes due 2024

Prospectus Supplement

Sole Bookrunner

Keefe, Bruyette & Woods

                             A Stifel Company

Co-Leads

BB&T Capital Markets	Janney Montgomery Scott	Ladenburg Thalmann	B. Riley FBR	Oppenheimer & Co.

Co-Manager

National Securities Corporation

October 10, 2019